EXHIBIT 10.7
FIFTH AMENDMENT TO CREDIT AGREEMENT;
AND WAIVER AGREEMENT
THIS FIFTH AMENDMENT TO CREDIT AGREEMENT; AND WAIVER AGREEMENT (this “Agreement”) dated as of August 5, 2009 is entered into by and among MORGANS GROUP LLC, a limited liability company formed under the laws of the State of Delaware (the “Borrower”), BEACH HOTEL ASSOCIATES LLC, a limited liability company formed under the laws of the State of Delaware (the “Florida Borrower”), MORGANS HOLDINGS LLC, a limited liability company formed under the laws of the State of Delaware (the “NY Morgans Borrower”), ROYALTON LLC, a limited liability company formed under the laws of the State of Delaware (the “NY Royalton Borrower”, and together with the Borrower, the Florida Borrower and the NY Morgans Borrower, the “Borrowers”), and MORGANS HOTEL GROUP CO., a corporation formed under the laws of the State of Delaware (“Holdings”, and together with the Borrowers and the Guarantors that are parties hereto, the “Loan Parties” and individually a “Loan Party”); each of the Lenders party hereto; and WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent (the “Agent”).
W I T N E S S E T H:
WHEREAS, the Borrower, the Florida Borrower, Holdings, the Lenders, the Agent and certain other parties have entered into that certain Credit Agreement dated as of October 6, 2006, as amended by that certain First Amendment to Credit Agreement dated November 10, 2006, that certain Second Amendment to Credit Agreement dated January 8, 2007, that certain Third Amendment to Credit Agreement dated October 10, 2007 and that certain Fourth Amendment to Credit Agreement dated January 16, 2008 (as previously amended, as hereby amended and as from time to time further amended, modified, supplemented, restated, or amended and restated, the “Existing Credit Agreement”), pursuant to which the Lenders have made available to the Borrowers a revolving credit facility, including a letter of credit facility and a swing line facility;
WHEREAS, the Borrower has requested (a) that the Agent and the Lenders amend the Existing Credit Agreement in such a manner that, upon giving effect to such amendments, the Existing Credit Agreement would contain the terms, covenants, conditions and other provisions as contained in the form of credit agreement set forth as Exhibit A to this Agreement (the “Consolidated Form Credit Agreement”); and (b) that the Agent and the Lenders agree to the waivers set forth in Section 3 hereof; and
WHEREAS, capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings given thereto in the Existing Credit Agreement as amended by this Agreement (as so amended, the “Credit Agreement”).
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Conditions Precedent. As express conditions to the consummation of this Agreement, the following shall have occurred, all in a form and manner and in substance satisfactory to the Agent:
(a)	The Agent shall have received each of the following, in form and substance satisfactory to the Agent:
(i)	counterparts of this Agreement duly executed by the Loan Parties, the Agent and Lenders which constitute Requisite Lenders;
(ii)
for each Lender, a promissory note in the principal amount equal to such Lender’s Commitment Percentage of the Tranche A Commitment, executed by the Borrower and complying with the applicable requirements of Section 2.11. of the Credit Agreement, which note, together with the Tranche B Note in favor of such Lender shall amend and restate the promissory note of the Borrower delivered in connection with the Existing Credit Agreement;

(iii)
for each Lender, a promissory note in the principal amount equal to such Lender’s Commitment Percentage of the Tranche A Commitment, executed by the Florida Borrower and complying with the applicable requirements of Section 2.11. of the Credit Agreement, which note shall amend and restate the promissory note of the Florida Borrower delivered in connection with the Existing Credit Agreement;

(iv)
for each Lender, a promissory note in the principal amount of such Lender’s Commitment Percentage of the Tranche B Commitment, executed by the Tranche B Borrowers and complying with the applicable provisions of Section 2.11. of the Credit Agreement, which note, together with the Tranche A Borrower Note in favor of such Lender, shall amend and restate the promissory note of the Borrower delivered in connection with the Existing Credit Agreement;

(v)	the Reaffirmation of Guaranty executed by the Loan Parties as of the Effective Date, which shall reaffirm and restate the guaranty delivered in connection with the Existing Credit Agreement;
(vi)	an opinion or opinions of counsel to the Loan Parties, addressed to the Agent and the Lenders, addressing such matters as the Agent may reasonably require;
(vii)
the articles of incorporation, articles of organization, certificate of limited partnership or other comparable organizational instrument (if any) of each Loan Party certified as of a recent date by the Secretary of State of the state of formation of such Loan Party;

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(viii)
a certificate of good standing or certificate of similar meaning with respect to each Loan Party issued as of a recent date by the Secretary of State of the state of formation of each such Loan Party and certificates of qualification to transact business or other comparable certificates issued by each Secretary of State (or any state department of taxation, as applicable) of each state in which such Loan Party is required to be so qualified and where the failure to be so qualified could reasonably be expected to have a Material Adverse Effect;

(ix)
a certificate of incumbency signed by the Secretary or Assistant Secretary (or other individual performing similar functions) of each Loan Party with respect to each of the officers of such Loan Party authorized to execute and deliver this Agreement and the Loan Documents to which such Loan Party is a party, and in the case of the Borrower, the officers of the Borrower then authorized to deliver Notices of Revolving Borrowings, Notices of Borrowings, Notices of Continuation and Notices of Conversion and to request the issuance of Letters of Credit;

(x)
copies certified by the Secretary or Assistant Secretary (or other individual performing similar functions) of each Loan Party of (i) the by-laws of such Loan Party, if a corporation, the operating agreement of such Loan Party, if a limited liability company, the partnership agreement of such Loan Party, if a limited or general partnership, or other comparable document in the case of any other form of legal entity and (ii) all corporate, partnership, member or other necessary action taken by such Loan Party to authorize the execution, delivery and performance of this Agreement and the Loan Documents to which it is a party that are executed in connection herewith;

(xi)	a Borrowing Base Certificate calculated as of the Fifth Amendment Effective Date;
(xii)
a Compliance Certificate calculated as of June 30, 2009 (giving pro forma effect to the financing contemplated by this Agreement and the use of the proceeds of the Loans to be funded on the Fifth Amendment Effective Date as if the reduction of Commitments and the repayment and restructuring of outstanding Loans on the Fifth Amendment Effective Date pursuant to this Agreement had occurred on June 30, 2009);

(xiii)	a capital budget for each Property as required by Section 10.11.(b) of the Credit Agreement;
(xiv)
the NY Mortgage duly executed by the NY Borrowers and recorded in the applicable land records, securing only the Obligations (including principal, interest and Reimbursement Obligations) with respect to the Tranche B Loans and Tranche B Letter of Credit Liabilities, together with evidence that all applicable mortgage recording taxes, stamp taxes, intangible taxes and other applicable taxes required for the recordation and/or enforcement of the NY Mortgage and the Obligations secured thereby have been paid;

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(xv)
a standard ALTA lender’s policy of title insurance in the amount of Tranche B Commitment, insuring that the lien of the NY Mortgage constitutes a first lien on the NY Properties subject only to (A) the existing $1.4 million mortgages on the respective NY Properties (each, an “Existing Mortgage”), which Existing Mortgage and related note has previously been assigned to the Agent, and (B) the matters of record as of the date of the recordation of the Existing Mortgage (to the extent the Agent previously approved such matters), together with a pending disbursements endorsement and such other endorsements as the Agent may require;

(xvi)
appraisals for the NY Properties complying with the standards for Appraisals provided in the Credit Agreement, setting forth Appraised Values acceptable to the Agent, and otherwise in form and substance acceptable to the Agent, in the Agent’s sole discretion;

(xvii)
an amendment to the mortgage encumbering the Florida Property, which currently secures the “Florida Sublimit” under the Existing Credit Agreement, amending such mortgage to provide that it secures the Tranche A Loans as well as the obligations of the Florida Borrower under the Guaranty, executed by the Florida Borrower and recorded in the applicable land records, together with evidence that all applicable mortgage recording taxes, stamp taxes, intangible taxes and other applicable taxes required for the recordation and/or enforcement of such mortgage as so amended have been paid;

(xviii)
such other Security Documents and amendments to Security Documents as the Agent may reasonably request to perfect or continue the perfection of the Agent’s security interest in all Collateral in connection with the transactions contemplated by this Agreement.

(b)
The Agent and Wells Fargo Securities, LLC (“Wells Fargo Securities”) shall have received all fees as required by the letter agreement (the “Fee Letter”) dated July 14, 2009 between the Borrower and Wells Fargo Securities;

(c)	The Agent and its Affiliates shall have received reimbursement from the Borrower of all reasonable expenses of the Agent and its Affiliates, as required by this Agreement and the Credit Agreement;
(d)
The Agent shall have received, for the benefit of each Lender that has executed and delivered this Agreement, an amendment fee equal to 0.50% of such Lender’s Commitments, after giving effect to the reduction of the Commitments on the effective date hereof, as contemplated by this Agreement;

(e)
All fees, charges and disbursements of counsel to the Agent (including any local counsel) incurred in connection with the Loan Documents or the execution and delivery of this Agreement, to the extent invoiced prior to or on the date hereof, plus such additional amounts of such fees, charges and disbursements as shall constitute such counsel’s reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing of this Agreement (provided that such estimate shall not thereafter preclude a final settling of such fees, charges and disbursements) shall have been paid in full;

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(f)
The Borrower shall have made, or caused to be made, a principal payment on the Revolving Credit Facility in such amount as may be required so that the aggregate principal amount of all outstanding Loans converted into Tranche A Loans and Tranche B Loans plus the aggregate amount of all Letter of Credit Liabilities converted into Tranche A Letter of Credit Liabilities on the date hereof shall not exceed $35,000,000;

(g)	No Default or Event of Default shall be existing, and all representations and warranties provided in this Agreement shall be true and correct in all material respects;
(h)	All outstanding Swing Line Loans (as defined in the Existing Credit Agreement) shall have been indefeasibly repaid in full; and
(i)
The Agent shall have received such other documents, instruments or certificates, and the Loan Parties shall have performed such other undertakings and provided such further assurances, as the Agent may deem necessary or desirable to consummate the transactions contemplated by this Agreement.

2.
Acknowledgment of Existing Obligations under the Loan Documents. Each of the Loan Parties hereby confirms, ratifies and acknowledges the enforceability of the Loan Documents to which it is a party and its liability for all Obligations arising under each of the Loan Documents executed by such Loan Party (including without limitation the continuation of such Loan Party’s payment and performance obligations thereunder and grants of security interests or liens provided therein, in each case upon and after the effectiveness of this Agreement and the amendments contemplated hereby).

3.	Waiver of Certain Defaults under Existing Credit Agreement.
(a)
To the extent that a Default or Event of Default existed for failure to comply, as of June 30, 2009, with Section 10.11.(a) (the maximum leverage ratio covenant) as in effect prior to this Agreement, the Lenders party to this Agreement hereby waive such Default and Event of Default.

(b)
To the extent that a Default or Event of Default existed for failure to comply, for the period of four fiscal quarters ended June 30, 2009, with Section 10.11.(b) (the minimum fixed charge coverage ratio covenant) as in effect prior to this Agreement, the Lenders party to this Agreement hereby waive such Default and Event of Default. (The waivers set forth in clauses (a) and (b) of this Section 3 are referred to collectively as the “Waiver.”)

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The Waiver is granted only for the specific instances described herein and in no manner creates a course of dealing or otherwise impairs the future ability of the Agent or the Lenders to declare a Default or Event of Default under, or otherwise enforce the terms of, the Credit Agreement with respect to any other matters or with respect to any violation of Section 10.11. occurring at any time after the date hereof or with respect to any fiscal period ended after June 30, 2009.

4.
Amendments to Existing Credit Agreement. Subject to the terms and conditions set forth herein, the Existing Credit Agreement is hereby amended so that, as amended, it shall read as set forth in, and shall have the terms, covenants, conditions and other provisions of, the Consolidated Form Credit Agreement, the terms, covenants, conditions and other provisions of which Consolidated Form Credit Agreement are hereby incorporated by reference into this Agreement as if fully set forth herein. The parties hereto acknowledge and agree that each amendment to the Existing Credit Agreement reflected in the Consolidated Form Credit Agreement is and shall be effective as if individually specified in this Agreement (the parties further acknowledging that amending the Existing Credit Agreement by reference to the Consolidated Form Credit Agreement provides a convenience to the parties to permit the amended terms to be read in the context of the full Existing Credit Agreement), and that this Agreement is not a novation of the Existing Credit Agreement or of any credit facility provided thereunder or in respect thereof. The signature pages contained in the Consolidated Form Credit Agreement and the Schedules and Exhibits may be left off; provided that, (i) Exhibit B, Exhibit C, Exhibit D, Exhibit E, Exhibit F-1, Exhibit F-2, Exhibit G, Exhibit H, Exhibit I, Exhibit R, Exhibit S and Exhibit T which are attached to the Consolidated Form Credit Agreement, shall constitute an amendment and restatement of each such exhibit as is attached to the Existing Credit Agreement, (ii) Schedule 1.1.(B), Schedule 7.1.(b), Schedule 7.1.(d), Schedule 7.1.(f), Schedule 7.1.(g), Schedule 7.1.(h) and Schedule 7.1.(i) which are attached to the Consolidated Form Credit Agreement, shall be amended and restated as set forth therein as of the Fifth Amendment Effective Date, and (iii) Schedule 2.1., Schedule 2.3. Schedule 7.1.(y), Schedule 10.1.(a), Schedule 10.2.(xiii), Schedule 10.4.(n) and Schedule 10.11.(b) which are attached to the Consolidated Form Credit Agreement, shall be added to the Existing Credit Agreement as set forth therein as of the Fifth Amendment Effective Date. Notwithstanding that the cover page of the Consolidated Form Credit Agreement is dated “as of October 6, 2006”, the changes to the Existing Credit Agreement affected by this Agreement shall be effective as of the satisfaction to the conditions to effectiveness of this Agreement set forth in Section 1 hereof.

5.
Consent to Amendments to Certain Operating Agreements. The Agent and the Lenders signatory to this Agreement hereby consent to the amendment of the Operating Agreement of each of the New York Borrowers, the Florida Borrower, Morgans/Delano Pledgor LLC, Madison Bar Company LLC, Royalton Pledgor LLC and 43rd Restaurant LLC, so that after giving effect to such amendment, each such Operating Agreement shall be in the respective forms attached hereto as Exhibit B-1, B-2, B-3, B-4, B-5, B-6 or B-7, as applicable.

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6.
Representations and Warranties. In order to induce the Agent and the Lenders signatory hereto to enter into this Agreement, each Loan Party represents and warrants to the Agent and the Lenders as follows:

(a)
Authorization. Each of the Borrowers, Holdings and each other Loan Party has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Agreement and the other documents and amendments to Loan Documents executed in connection herewith (collectively with this Agreement, the “Amendment and Waiver Documents”) and to perform its obligations under the Amendment and Waiver Documents, in accordance with their respective terms. This Agreement and the other Amendment and Waiver Documents have been duly executed and delivered by a duly authorized officer of each of the Loan Parties that is a party thereto, and each of the Amendment and Waiver Documents is a legal, valid and binding obligation of each of the Loan Parties that is a party thereto, enforceable against each such Person in accordance with its respective terms except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.

(b)
Compliance with Laws, etc. The execution and delivery by each of the Loan Parties of the Amendment and Waiver Documents to which it is a party and the performance by each such Loan Party of such Amendment and Waiver Documents, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Government Approvals or violate any Applicable Laws relating to such Loan Party; (ii) conflict with, result in a breach of or constitute a default under such Loan Party’s organizational documents or any indenture, agreement or other instrument to which such Loan Party is a party or by which it or any of its properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Loan Party other than Permitted Liens.

(c)
Guarantors. The Persons appearing as Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Guarantors after the Closing Date, and each of such Persons has become and remains a party to a Guaranty as a Guarantor;

(d)	No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Agreement.
(e)
Claims and Defenses. No Loan Party has any claims, counterclaims, rights of setoff or defenses with respect to this Agreement or the Loan Documents, to any of its Obligations, or to the Agent’s exercise of any right or remedy available to it under the terms of the Loan Documents, this Agreement or applicable law.

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(f)
Representations and Warranties in Loan Documents. All of the representations and warranties of the Loan Parties set forth in the Credit Agreement and the other Loan Documents are true and correct as of the date hereof in all material respects with the same force and effect as if such representations and warranties were set forth in this Agreement in full, except to the extent that such representations and warranties expressly relate solely to an earlier specified date (in which case such representations and warranties are true and correct in all material respects on and as of such earlier date).

7.
Post-Closing Covenants. The Loan Parties hereby agree that from and after the Fifth Amendment Effective Date, they shall use commercially reasonable efforts to deliver, or cause to be delivered to the Agent, on or before September 4, 2009, (a) a fully-executed subordination and attornment agreement in substantially the same form as set forth on Exhibit C attached hereto between Base USA, Inc. as tenant and the Florida Borrower as landlord, (b) fully-executed subordination, non-disturbance and attornment agreements in substantially the same form as set forth on Exhibit D attached hereto between each of (i) SC Collins LLC as tenant and the Florida Borrower as landlord and (ii) SC Madison LLC as tenant and Morgans Holdings LLC as landlord and (c) executed tenant estoppel certificates in substantially the same form as set forth on Exhibit E attached hereto for each of (i) Base USA, Inc. as tenant under a lease with the Florida Borrower as landlord, (ii) SC Collins LLC as tenant under a lease with the Florida Borrower as landlord and (iii) SC Madison LLC as tenant under a lease with Morgans Holdings LLC as landlord.

8.
Acknowledgements and Agreements. In order to induce the Agent and the Lenders signatory hereto to enter into this Agreement, each Loan Party acknowledges and agrees with the Agent and the Lenders as follows:

(a)
No Waiver of Defaults. Neither the Agent nor any Lender has waived any Defaults which may occur in the future, or any of its rights to payment of the Loans or any Loan Party’s performance of the Obligations as set forth in any Loan Document, as amended by this Agreement, or otherwise with respect to any Loan, Letter of Credit, Treasury Management Services Agreement or Swap Agreement; and nothing herein shall be construed as any such waiver.

(b)
Reliance by Agent and Lenders. All of the Loan Parties’ agreements, acknowledgments, warranties and representations contained in this Agreement are material to willingness of the Agent and each Lender signatory hereto to enter into this Agreement.

9.
Full Force and Effect of Credit Agreement. Except as hereby specifically amended, modified or supplemented, each party hereto hereby acknowledges and agrees that the Existing Credit Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

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10.
Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic format (including .pdf) shall be effective as delivery of a manually executed original counterpart of this Agreement.

11.
Entire Agreement. This Agreement, together with all other Amendment and Waiver Documents, the Fee Letter and all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except in writing in accordance with Section 13.6. of the Credit Agreement.

12.
Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, and shall be further subject to the provisions of Sections 13.4. of the Credit Agreement.

13.
Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

14.
Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Agent, each of the Lenders, and each of the Borrowers and Loan Parties and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 13.5. of the Credit Agreement.

15.
Expenses. Without limiting the provisions of Section 13.2. of the Credit Agreement, the Company and each Borrower agree to pay all reasonable out of pocket costs and expenses (including without limitation reasonable legal fees and expenses) incurred before, on or after the date hereof by the Agent and its Affiliates in connection with the preparation, negotiation, execution, delivery and administration of this Agreement.

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16.
Waiver of Defenses. As an inducement to the Agent or any Lender to enter into this Agreement, each Loan Party waives and affirmatively agrees not to allege, assert or otherwise pursue any claim, defense, affirmative defense, counterclaim, cause of action, setoff or other right that they may have, as of the date hereof, against the Agent, any sub-agent thereof, Wells Fargo Securities, Citigroup Global Markets, any Lender, whether known or unknown, including but not limited to any contest of (i) the enforceability, applicability or validity of any provisions of the Loan Documents, or the enforcement or validity of the terms and provisions set forth herein, (ii) the Agent’s security interest and lien (for the benefit of the Lenders) in all Collateral and all rents, issues, profits, products and proceeds from the Collateral, (iii) the existence, validity, enforceability or perfection of security interests and liens granted to the Agent (for the benefit of the Lenders) in the Loan Documents in any of the Collateral, whether tangible or intangible property, or any right or other interest, now or hereafter arising, (iv) the conduct of the Agent or any Lender, in administering the financial arrangements between any Borrower or any other Loan Party and any Lender or (v) any legal fees and expenses incurred by the Agent or any Lender and charged to any Borrower or any other Loan Party under this Agreement or any Loan Document in connection with enforcing the Agent’s or any Lender’s rights hereunder or under any Loan Document.

17.
General Release. As an inducement to the Agent and the Lenders signatory hereto to enter into this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned Loan Parties (collectively, the “Releasors”) for: (i) themselves, (ii) any parent, affiliate or subsidiary thereof, (iii) any partnership or joint venture of which any person or entity comprising any of the Releasors (or any parent, affiliate or subsidiary thereof) is a partner, (iv) any person or entity owning the beneficial interest in the trust, any parent, affiliate or subsidiary thereof or any partnership or joint venture of which such person or entity (or any parent, affiliate or subsidiary thereof), is a partner, and (v) the respective partners, officers, directors, shareholders, heirs, legal representatives, legatees, successors and assigns of all of the foregoing persons and entities, hereby release and forever discharge the Agent, any sub-agent, Wells Fargo Securities, Citigroup Global Markets, and each Lender (whether or not signatory hereto), and each of their respective past, present and future shareholders, successors, assigns, officers, directors, agents, attorneys, advisors and employees, together with the respective heirs, legal representatives, legatees, successors, and assigns of any of the foregoing Persons, of and from all actions, claims, demands, damages, debts, losses, liabilities, indebtedness, causes of action either at law or in equity and obligations of whatever kind or nature, whether known or unknown, direct or indirect, new or existing, by reason of any matter, cause or thing whatsoever from the beginning of the world to the date of this Agreement, including without limitation any such action, claim, demand, damage, debt, loss, liability, indebtedness, cause of action or obligation arising out of or relating to (a) any Loan Document, or (b) any transaction contemplated by, or any action of any Person pursuant to, in connection with or relating to any Loan Document, including without limitation, any claims asserted or which could have been asserted as of the date hereof by the Releasors in connection with any Loan to or Letter of Credit for the account of any Borrower or any of its Subsidiaries.

It is acknowledged that Releasors have read the release set forth in this Section (the “General Release”) and consulted counsel before executing same; that Releasors have relied upon their own judgment and that of their counsel in executing this General Release and have not relied on or been induced by any representation, statement or act by any other Person referenced to herein which is not referred to in this instrument; that the Releasors enter into this General Release voluntarily, with full knowledge of its significance; and that this General Release is in all respects complete and final.

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If any term or provision of this General Release or the application thereof to any Person or circumstance shall, to any extent, be held invalid and/or unenforceable by a court of competent jurisdiction, the remainder of this General Release, or the application of such term of provisions to Persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of the General Release shall be valid and be enforced to the fullest extent permitted by law.
[Signatures on Next Page]

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IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to Credit Agreement; and Waiver Agreement to be executed as of the date first above written.

MORGANS GROUP LLC

By: Morgans Hotel Group Co., its Managing Member

	By:	/s/ Richard Szymanski Name: Richard Szymanski
Title: Chief Financial Officer and Secretary

BEACH HOTEL ASSOCIATES LLC

By: Morgans Group LLC, its Managing Member
By: Morgans Hotel Group Co., its Managing Member

	By:	/s/ Richard Szymanski Name: Richard Szymanski
Title: Chief Financial Officer and Secretary

ROYALTON LLC

By: Morgans Group LLC, its Managing Member
By: Morgans Hotel Group Co., its Managing Member

	By:	/s/ Richard Szymanski Name: Richard Szymanski
Title: Chief Financial Officer and Secretary

MORGANS HOLDINGS LLC

By: Morgans Group LLC, its Managing Member
By: Morgans Hotel Group Co., its Managing Member

	By:	/s/ Richard Szymanski Name: Richard Szymanski
Title: Chief Financial Officer and Secretary

MORGANS HOTEL GROUP CO.

By:	/s/ Richard Szymanski

Name: Richard Szymanski
Title: Chief Financial Officer and Secretary
Morgans Group LLC
Fifth Amendment to Credit Agreement and Waiver Agreement
Signature Page

THE GUARANTORS:

MORGANS HOTEL GROUP CO.

MORGANS HOTEL GROUP MANAGEMENT LLC
By: Morgans Group LLC, its Managing Member
By: Morgans Hotel Group Co., its Managing Member

BEACH HOTEL ASSOCIATES LLC
By: Morgans Group LLC, its Managing Member
By: Morgans Hotel Group Co., its Managing Member

MORGANS HOLDINGS LLC
By: Morgans Group LLC, its Managing Member
By: Morgans Hotel Group Co., its Managing Member

ROYALTON, LLC
By: Morgans Group LLC, its Managing Member
By: Morgans Hotel Group Co., its Managing Member

MORGANS/DELANO PLEDGOR LLC
By: Morgans Group LLC, its Managing Member
By: Morgans Hotel Group Co., its Managing Member

ROYALTON PLEDGOR LLC
By: Morgans Group LLC, its Managing Member
By: Morgans Hotel Group Co., its Managing Member

43rd RESTAURANT LLC
By: Royalton Pledgor LLC, its Managing Member
By: Morgans Group, LLC, its Managing Member
By: Morgans Hotel Group Co., its Managing Member

MADISON BAR COMPANY LLC
By: Morgans/Delano Pledgor LLC, its Managing Member
By: Morgans Group LLC, its Managing Member
By: Morgans Hotel Group Co., its Managing Member

By:	/s/ Richard Szymanski Name: Richard Szymanski
Title: Chief Financial Officer and Secretary
Morgans Group LLC
Fifth Amendment to Credit Agreement and Waiver Agreement
Signature Page

WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent and as a Lender
By:	/s/ Mark Cagley
	Name:	Mark Cagley
	Title:	Managing Director

Morgans Group LLC
Fifth Amendment to Credit Agreement and Waiver Agreement
Signature Page

CITICORP NORTH AMERICA, INC.
By:	/s/ Daniel Gouger
	Name:	Daniel Gouger
	Title:	Vice President

Morgans Group LLC
Fifth Amendment to Credit Agreement and Waiver Agreement
Signature Page

AAREAL CAPITAL CORPORATION
By:	/s/ Dagmar Knoper
	Name:	Dagmar Knoper
	Title:	Senior Managing Director

By:	/s/ Daniel de Roo
	Name:	Daniel de Roo
	Title:	Director

Morgans Group LLC
Fifth Amendment to Credit Agreement and Waiver Agreement
Signature Page

MERRILL LYNCH CAPITAL CORPORATION
By:	/s/ Christopher DiBiase
	Name:	Christopher DiBiase
	Title:	Vice President

Morgans Group LLC
Fifth Amendment to Credit Agreement and Waiver Agreement
Signature Page

ALLIED IRISH BANKS, P.L.C.
By:
Name:
Title:

By:
Name:
Title:

Morgans Group LLC
Fifth Amendment to Credit Agreement and Waiver Agreement
Signature Page

KBC BANK, NV
By:	/s/ Nicholas A. Philippides
	Name:	Nicholas A. Philippides
	Title:	Assistant Vice President

By:	/s/ Sandra T. Johnson
	Name:	Sandra T. Johnson
	Title:	Managing Director

Morgans Group LLC
Fifth Amendment to Credit Agreement and Waiver Agreement
Signature Page

MIDFIRST BANK
By:	/s/ Darrin Rigler
	Name:	Darrin Rigler
	Title:	Vice President

Morgans Group LLC
Fifth Amendment to Credit Agreement and Waiver Agreement
Signature Page

EXHIBIT A

Consolidated Form Credit Agreement
See Exhibit 10.6 to the Company’s
Form 10-Q for the quarter ended
September 30, 2010.

EXHIBIT B-1
Operating Agreement for Morgans Holdings LLC
See attached.

THE TRANSFER OF THE LIMITED LIABILITY COMPANY INTERESTS DESCRIBED IN THIS AGREEMENT IS RESTRICTED AS DESCRIBED HEREIN.
FIFTH AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF
MORGANS HOLDINGS LLC
This Fifth Amended and Restated Limited Liability Company Agreement (this “Agreement”) of MORGANS HOLDINGS LLC, a Delaware limited liability company (the “Company”), is adopted and entered into as of August __, 2009, by (i) Morgans Group LLC, a Delaware limited liability company, as managing member (the “Managing Member” or “Member”, and in the event an additional person or persons shall become members, the term “Members” shall include such other persons who shall become members of the Company in accordance with the terms of this Agreement, provided, however, the term “Member” shall not include the “Special Members” as hereinafter defined), and (ii) Kenneth J. Uva and Victor A. Duva, as the Independent Directors, pursuant to and in accordance with the Delaware Limited Liability Company Act, 6 Del. C. § 18-101 et seq. as amended from time to lime (the “Act”). Terms used in this Agreement which are not otherwise defined shall have the respective meanings given those terms in the Act or in Section 23 hereof.
WHEREAS, the Company was formed on July 23, 1998 pursuant to a Certificate of Formation filed with the Secretary of State of the State of Delaware (as amended or amended and restated from time to time, the “Certificate of Formation”) and at the time of the Company’s formation its sole member was Ian Schrager Hotels LLC, New York limited liability company, which entity subsequently was converted into Morgans Hotel Group LLC (“MHG”) a Delaware limited liability company; and
WHEREAS, MHG assigned its limited liability company interest in the Company to the Managing Member pursuant to that certain Assignment and Assumption of Limited Liability Company Interests, dated as of August 13, 2004, between MHG and the Member; and
WHEREAS, the Member continued the Company pursuant to that certain Second Amended and Restated Limited Liability Company Agreement on August 13, 2004, as amended, restated or modified through the date hereof, including October 6, 2006 (as so amended and restated, the “Original Agreement”); and
WHEREAS, the Member and the Independent Directors desire to amend and restate the terms of the Original Agreement in the manner provided herein.
Morgans Holdings LLC — Fifth Amended & Restated Operating Agreement

The parties hereto hereby agree as follows:
1. Name; Formation. The name of the limited liability company is MORGANS HOLDINGS LLC. The Certificate of Formation of the Company was filed for record in the office of the Secretary of State of the State of Delaware on July 23, 1998 in accordance with the Act, by Vered Rabia, an authorized person within the meaning of the Act. Upon the filing of the Certificate of Formation with the Secretary of State of the State of Delaware, her powers as an “authorized person” ceased. The Member is hereby designated as an “authorized person” and shall continue as the designated “authorized person” within the meaning of the Act. The Member, as an authorized person, within the meaning of the Act, shall execute, deliver and file, or cause the execution, delivery and filing of, all certificates (and any amendments and/or restatements thereof) required or permitted by the Act to be filed with the Secretary of State of the State of Delaware. The Member shall execute, deliver and file, or cause the execution, delivery and filing of any certificates (and any amendments and/or restatements thereof) necessary for the Company to qualify to do business in any other jurisdiction in which the Company may wish to conduct business. The terms and provisions of the Original Agreement are hereby amended and restated in their entirety as set forth herein.
2. Term. The Company shall dissolve on December 31, 2048 unless dissolved before such date in accordance with this Agreement. The existence of the Company as a separate legal entity shall continue until cancellation of the Certificate of Formation as provided in the Act.
3. Management; Board of Directors. Except as otherwise specifically provided in this Agreement, the management of the Company shall be vested in the Managing Member who shall manage the Company in accordance with the Act.
(a) Until “Full Payment” of the “Obligations” (as such terms are defined in the Credit Agreement hereinafter defined), the Company shall have a board of managers which shall be designated as the Company’s “Board of Directors” and each member of the Board of Directors shall be designated as a “Director.” The Board of Directors shall only have the authority expressly set forth in this Agreement. The Directors are “managers” within the meaning of the Act with only such duties and rights as are expressly set forth in this Agreement. The initial members of the Board of Directors shall be set forth on Schedule A attached hereto. Members of the Board of Directors may be appointed and removed from time to time by the Managing Member, in its sole discretion, provided, however, that until Full Payment of the Obligations, the Company shall have at least two Independent Directors on the Board of Directors. The Board of Directors shall hold meetings, at such times and places to be designated by the Managing Member.
(b) Intentionally omitted.
(c) Until Full Payment of the Obligations, the Company may take the following actions only with approval of the Managing Member and unanimous approvals of all members of the Board of Directors, including, without limitation, all of the Independent Directors.
(i) make any assignment for the benefit of the Company’s creditors;
(ii) file, or consent to or acquiesce in the filing of or a petition in, a bankruptcy, insolvency or reorganization petition or otherwise institute insolvency proceedings or otherwise seek any relief under laws relating to the relief from debts or the protection of debtors generally;
Morgans Holdings LLC — Fifth Amended & Restated Operating Agreement

(iii) seek or consent to or acquiesce in the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for the Company or for all or any portion of the Company’s properties;
(iv) admit in writing its inability to pay its debts generally as they become due;
(v) take any action that might cause the Company to become insolvent;
(vi) except as permitted by Section 20, amend this Agreement;
(vii) to the fullest extent permitted by law, voluntarily dissolve and wind up, or consolidate or merge the Company or sell all or substantially all of the assets of the Company;
(viii) engage in any business activity not set forth in Section 5 of this Agreement.
To the fullest extent permitted by applicable law, no member of the Board of Directors shall be guilty of breaching any fiduciary duty to any Member by refusing to consent to any of the above listed actions.
(d) Notwithstanding anything in this Agreement, to the fullest extent permitted by law, until Full Payment of the Obligations, the Company may not take any of the actions set forth in Subsection (vii) of Subparagraph (c) of this Section 3.
(e) To the fullest extent permitted by law, including Section 18-1101(c) of the Act, the Independent Directors shall consider only the interests of the Company, including its respective creditors, in acting or otherwise voting on the matters referred to in Section 3(c). No resignation or removal of an Independent Director, and no appointment of a successor Independent Director, shall be effective until such successor (i) shall have accepted his or her appointment as an Independent Director by a written instrument, which may be a counterpart signature page to the Management Agreement, and (ii) shall have executed a counterpart to this Agreement as required by Section 8(a). In the event of a vacancy in the position of Independent Director, the Managing Member shall, as soon as practicable, appoint a successor Independent Director. All right, power and authority of the Independent Directors shall be limited to the extent necessary to exercise those rights and perform those duties specifically set forth in this Agreement. Except as provided in the first sentence of this Section 3(e), in exercising their rights and performing their duties under this Agreement, any Independent Director shall have a fiduciary duty of loyalty and care similar to that of a director of a business corporation organized
Morgans Holdings LLC — Fifth Amended & Restated Operating Agreement

under the General Corporation Law of the State of Delaware. No Independent Director shall at any time serve as trustee in bankruptcy for any Affiliate of the Company. Each Independent Director shall execute and deliver the Management Agreement. The Independent Directors designated by the Managing Member shall continue to be Kenneth J. Uva and Victor A. Duva. Unless otherwise restricted by law, any Independent Director may be removed or expelled, with or without cause, at any time by the Managing Member, and, subject to this Section 3, any vacancy caused by any such removal or expulsion may be filled by action of the Managing Member provided that any replacement Independent Director fulfills the requirements of being an Independent Director hereunder.
4. Authority. Except as otherwise provided herein and subject to Section 3, the management of the Company shall be vested solely in the Member, who shall have all powers to control and manage the business and affairs of the Company and may exercise all powers of the Company. Subject to Sections 3, 5 and 7, the Managing Member is authorized to (i) execute any and all documents and agreements on behalf of the Company, and to engage in all activities related thereto; and (ii) execute any and all agreements, affidavits and indemnities necessary or appropriate to effectuate any and all transactions of the Company. The Company, by or through the Managing Member on behalf of the Company, may enter into and perform the Loan Documents (as defined herein) and all documents, agreements, certificates, or financing statements contemplated thereby or related thereto, all without any further act, vote or approval of any other Person notwithstanding any other provision of this Agreement, the Act or applicable law, rule or regulation. The foregoing authorization shall not be deemed a restriction on the powers of the Managing Member to enter into other agreements on behalf of the Company, subject to Section 5 and Section 6.
5. Purpose. The purpose of the Company is solely to:
(a) acquire, own, hold, maintain, manage, operate, improve, develop, finance, pledge, encumber, mortgage, sell, exchange, lease, dispose of and otherwise deal with the property located at 237 Madison Ave New York, New York 10016 and commonly known as Morgans Hotel and the related improvements thereon (the “Property”), together with such other activities as may be necessary or advisable in connection with the ownership of the Property in accordance with the Loan Documents;
(b) borrow funds under and give security for and guarantee the loans and other credit facilities provided pursuant to the Credit Agreement dated as of October 6, 2006 among Morgans Group LLC (“Borrower”). Beach Hotel Associates, LLC, Morgans Holdings LLC, Royalton, LLC, Morgans Hotel Group Co., Wachovia Bank, National Association, as Administrative Agent (the “Agent”). Citigroup Global Markets, Inc., as Syndication Agent, and certain other financial institutions party thereto, as amended by First Amendment to Credit Agreement dated as of November 10, 2006, Second Amendment to Credit Agreement dated as of January 8, 2007, Third Amendment to Credit Agreement dated as of October 10, 2007, Fourth Amendment to Credit Agreement dated as of January 16, 2008, and Fifth Amendment to Credit Agreement; and Waiver Agreement dated as of August __, 2009, and as the same may be further amended, restated, supplemented or otherwise modified from time to time (collectively, the “Credit Agreement”), and the other “Loan Documents” as defined in the Credit Agreement;
Morgans Holdings LLC — Fifth Amended & Restated Operating Agreement

(c) give security for the Obligations under the Loan Documents or for any other indebtedness to the extent not prohibited by the Loan Documents; and
(d) refinance the Obligations and grant security interests to secure same, to the extent same is not a violation of the Loan Documents.
6. Company Business. The Company shall not engage in any business unrelated to the ownership of the Property and shall not own any assets other than those related to the Property or otherwise in furtherance of the purposes of the Company. The Company shall not incur any indebtedness other than the indebtedness under the Loan Documents, related to the Property or otherwise provided herein or permitted under the Loan Documents.
7. Separateness Covenants. Notwithstanding anything to the contrary contained herein (except the penultimate sentence of Section 4), for so long as any portion of the Obligations is outstanding, the Company shall conduct its affairs in accordance with the following provisions:
(a) It shall be a limited liability company organized solely for the purpose of owning the Property.
(b) It shall not own any assets other than those related to the Property.
(c) To the fullest extent permitted by law, (i) it shall not engage in, seek or consent to any dissolution, winding up, or liquidation, (ii) it shall not engage in any consolidation, merger, or asset sale (except as permitted in the Loan Documents or if there is Full Payment of the Obligations), (iii) it shall not transfer any limited liability company interests in the Company (except as expressly provided in the Loan Documents or with the written consent of the Agent) and (iv) it shall not further amend this Agreement or the Certificate of Formation (except as required by law).
(d) It shall remain solvent and maintain adequate capital in light of its contemplated business operations, - provided, however, the foregoing shall not require the Member to make any additional capital contributions to the Company.
(e) It shall not fail to correct any known misunderstanding regarding the separate identity of such entity.
(f) It shall maintain its accounts, books and records separate from any other Person other than the Loan Parties (as defined in the Credit Agreement) and shall file its own tax returns.
(g) It shall maintain its books, records, resolutions and agreements as official records.
(h) It shall not commingle its funds or assets with those of any other Person other than the Loan Parties.
(i) It shall hold its assets in its own name.
Morgans Holdings LLC — Fifth Amended & Restated Operating Agreement

(j) Intentionally omitted.
(k) It shall maintain its financial statements, accounting records and other entity documents separate from any other Person, except that its financial statements may be consolidated with those of Morgans Hotel Group Co. (the “Parent”), other Loan Parties or their consolidated Subsidiaries.
(l) It shall pay its own liabilities, including the salaries of its own employees, out of funds and assets of its own or of any Loan Party, provided, however, the foregoing shall not require the Member to make any additional capital contributions to the Company.
(m) It shall observe all limited liability company formalities.
(n) It shall maintain an arm’s-length relationship with its Affiliates to the extent required by the Loan Documents.
(o) It shall have no indebtedness other than the Obligations and indebtedness permitted under the Loan Documents, related to the Property or otherwise provided herein.
(p) It shall not assume or guarantee or become obligated for the debts of any other Person or hold out its credit as being available to satisfy the obligations of any other Person except for the obligations of the Loan Parties or obligations under the Loan Documents.
(q) It shall not acquire obligations or securities of its members.
(r) It shall allocate fairly and reasonably shared expenses, including shared office space.
(s) It shall not pledge its assets to secure obligations, other than in its capacity as a co-borrower or guarantor under the Loan Documents or in connection with providing security therefor.
(t) Intentionally omitted.
(u) It shall maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person;
(v) It shall not make loans to any Person other than to any affiliate that is a Loan Party to the extent permitted by the Credit Agreement.
(w) Intentionally omitted.
(x) It shall not enter into or be a party to, any transaction with its members or Affiliates except as permitted pursuant to the Loan Documents.
Morgans Holdings LLC — Fifth Amended & Restated Operating Agreement

(y) Except as set forth in this Agreement, it shall have no obligation to indemnify its partners, officers, directors or members, as the case may be, unless such obligation is fully subordinated to the Obligations and will not constitute a claim against it if cash flow in excess of the amount required to pay the Debt is insufficient to pay such obligation.
(z) To the fullest extent permitted by law, it shall consider the interests of its creditors in connection with all limited liability company actions.
(aa) It shall not engage in any business unrelated to the ownership of the Property.
Failure to comply with any of the foregoing covenants shall not affect the status of the Company as a separate legal entity.
This Section 7 is being adopted in order to comply with certain provisions required in order to qualify the Company as a “special purpose” entity.
8. Members. The name and the business, residence or mailing address of the Member is as follows:

Name	Address

MORGANS GROUP LLC	475 Tenth Avenue
New York, New York 10018
(a) Notwithstanding any provision in this Agreement to the contrary, upon the occurrence of any event that causes the Member to cease to be a member of the Company (other than (x) upon an assignment by the Member of all of its limited liability company interest in the Company and the admission of the transferee, if permitted pursuant to the Loan Documents or (y) the resignation of the Member and the admission of an additional member of the Company pursuant to this Agreement, if permitted by the Loan Documents), each Person acting as an Independent Director shall, without any action of any Person and simultaneously with the Member ceasing to be a member of the Company, automatically be admitted to the Company as a member of the Company (the “Special Member”) and shall preserve and continue the Company without dissolution. No Special Member may resign from the Company or transfer its rights as Special Member unless (i) a successor Special Member has been admitted to the Company as Special Member by executing a counterpart to this Agreement, and (ii) such successor has also accepted its appointment as Independent Director by executing a counterpart to the Agreement and the Management Agreement; provided, however, the Special Members shall automatically cease to be members of the Company upon the admission to the Company of a substitute Member but shall not thereby cease to be Independent Directors. Each Special Member shall be a member of the Company that has no interest in the profits, losses and capital of the Company and has no right to receive any distributions of Company assets. Pursuant to Section 18-301 of the Act, a Special Member shall not be required to make any capital contributions to the Company and shall not receive a limited liability company interest in the Company. A Special Member, in its capacity as Special Member, may not bind the Company. Except as required by any mandatory provision of the Act, each Special Member, in its capacity as Special Member, shall have no right to vote on, approve or otherwise consent to any action by, or matter relating to, the Company, including, without limitation, the merger, consolidation or conversion of the Company. In order to implement the future, contingent admission to the Company of each Special Member, each Person acting as an Independent Director shall execute a counterpart to this Agreement. Prior to its admission to the Company as Special Member, each Person acting as an Independent Director shall not be a member of the Company.
Morgans Holdings LLC — Fifth Amended & Restated Operating Agreement

9. Membership Interests. The Managing Member shall have and own 100% of the Membership Interests.
10. Capital Contributions. Any Member may make one or more capital contributions to the Company provided, however, any capital contribution will only be made with the consent of the Member making such contribution.
11. Capital Accounts. The capital accounts of each Member shall be allocated in accordance with their capital contributions and shall be maintained in accordance with Section 704(b) of the Internal Revenue Code and the Treasury Regulations promulgated thereunder.
12. Admission of Additional Members by the Company. One or more additional Members of the Company may be admitted to the Company with the unanimous vote or written consent of all of the Members; provided, however, no additional Member may be admitted to the Company as a Member of the Company, other than pursuant to Sections 8(a) or 21 (a), unless the Agent consents in writing.
13. Resignation of the Member. No Member may resign from the Company as a Member of the Company unless a substitute Member or a transferee of such Member’s interest is admitted as a Member of the Company in accordance with the terms herein.
14. Assignments; Rights of Assignee To Become a Member. Until such time as Full Payment of the Obligations has occurred, the Managing Member shall not, except as expressly permitted by the Loan Documents, take any action to sell, transfer, exchange, convey, encumber or dispose of any of its Membership Interest. Subject to the foregoing sentence, if the Member transfers all of its limited liability company interest in the Company pursuant to this Section 14, the transferee’s admission shall be deemed effective immediately prior to the transfer and, immediately following such admission, the transferor Member shall cease to be a member of the Company. Any successor to the Member by merger or consolidation in compliance with the Loan Documents shall, without further act, be the Member hereunder, and such merger or consolidation shall not constitute an assignment for purposes of this Agreement and the Company shall continue without dissolution. Notwithstanding anything to the contrary contained herein, the Member shall not, without the prior written consent of the Agent, issue and shall not permit the issuance of any additional limited liability company interests of the Company other than its initial issuance of limited liability company interests issued on or prior to the date of this Agreement.
Morgans Holdings LLC — Fifth Amended & Restated Operating Agreement

15. Liability of Members. Except as otherwise expressly provided by the Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be the debts, obligations and liabilities solely of the Company, and neither the Member nor the Special Members nor any Director shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Member, Special Member or Director of the Company.
16. Exculpation of Members. Neither the Member nor the Special Members nor any officer, Director, employee or agent of the Company nor any employee, representative, agent or Affiliate of the Member or the Special Members (collectively, the “Covered Persons”) shall be liable to the Company or any other Person who has an interest in or claim against the Company for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by this Agreement, except that a Covered Person shall be liable for any such loss, damage or claim incurred by reason of such Covered Persons gross negligence or willful misconduct.
17. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, all rights and remedies being governed by said laws, without regard to principles of conflict of laws.
18. Indemnification. To the fullest extent permitted by applicable law and to the extent permitted under this Agreement, a Covered Person shall be entitled to indemnification from the Company for any loss, damage or claim incurred by such Covered Person by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by this Agreement, except that no Covered Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Covered Person by reason of such Covered Person’s gross negligence or willful misconduct with respect to such acts or omissions; provided, however, that any indemnity under this Section 18 by the Company shall be provided out of and to the extent of Company assets only, and the Member and the Special Members shall not have personal liability on account thereof; and provided further, that so long as any obligation imposed by the Loan Documents is outstanding, no indemnity payment from funds of the Company (as distinct from funds from other sources, such as insurance) of any indemnity under Section 18 shall be payable from amounts allocable to any other Person pursuant to the Loan Documents.
19. Tax Characterization and Returns. It is the intention of the Member that the Company be disregarded for federal and all relevant state tax purposes and that the activities of the Company be deemed to be activities of the Member for such purposes. All provisions of this Agreement are to be construed so as to preserve that tax status. The Member is hereby authorized to file any necessary elections, and shall be required to file any necessary tax returns, on behalf of the Company with any such tax authorities.
20. Amendments.
Morgans Holdings LLC — Fifth Amended & Restated Operating Agreement

(a) Subject to Sections 7 and 20(b) below, Sections 3, 5, 6, 7, 8(a) and 20 of this Agreement may only be amended with approval of the Managing Member and all members of the Board of Directors, including, without limitation, the Independent Directors.
(b) Notwithstanding Section 20(a), this Agreement shall not be amended except in compliance with the Loan Documents until Full Payment of the Obligations.
21. Dissolution; Liquidation; Termination. (a) The Company shall be dissolved, and its affairs shall be wound up upon the first to occur of the following: (i) the termination of the legal existence of the last remaining member of the Company or the occurrence of any other event which terminates the continued membership of the last remaining member of the Company in the Company unless the Company is continued without dissolution in a manner permitted by this Agreement or the Act or (ii) the entry of a decree of judicial dissolution under Section 18-802 of the Act. Upon the occurrence of any event that causes the last remaining member of the Company to cease to be a member of the Company or that causes the Member to cease to be a member of the Company (other than (x) upon an assignment by Member of all of its limited liability company interest in the Company and the admission of the transferee, if permitted pursuant to the Loan Documents, or (y) the resignation of Member and the admission of an additional member of the Company pursuant to this Agreement, if permitted pursuant to the Loan Documents), to the fullest extent permitted by law, the personal representative of such member is hereby authorized to, and shall, within 90 days after the occurrence of the event that terminated the continued membership of such member in the Company, agree in writing (i) to continue the Company and (ii) to the admission of the personal representative or its nominee or designee, as the case may be, as a substitute member of the Company, effective as of the occurrence of the event that terminated the continued membership of such member in the Company.
(b) Notwithstanding any other provision of this Agreement, the Member or a Special Member becoming a Bankrupt Member shall not cause the Member or Special Member, respectively, to cease to be a member of the Company and upon the occurrence of such an event, the Company shall continue without dissolution.
(c) Notwithstanding any other provision of this Agreement, each of the Member and the Special Members waives any right it might have to agree in writing to dissolve the Company upon the Member or a Special Member becoming a Bankrupt Member or the occurrence of an event that causes the Member or a Special Member to cease to be a member of the Company.
(d) In the event of dissolution, the Company shall conduct only such activities as are necessary to wind up its affairs (including the sale of the assets of the Company in an orderly manner), and the assets of the Company shall be applied in the manner, and in the order of priority, set forth in Section 18-804 of the Act.
(e) The Company shall terminate when (i) all of the assets of the Company, after payment of or due provision for all debts, liabilities and obligations of the Company shall have been distributed to the Member in the manner provided for in this Agreement and (ii) the Certificate of Formation shall have been canceled in the manner required by the Act.
Morgans Holdings LLC — Fifth Amended & Restated Operating Agreement

(f) To the fullest extent permitted by law, each of the Member and the Special Members shall irrevocably waive any right or power that they might have to cause the Company or any of its assets to be partitioned, to cause the appointment of a receiver for all or any portion of the assets of the Company, to compel any sale of all or any portion of the assets of the Company pursuant to any applicable law or to file a complaint or to institute any proceeding at law or in equity to cause the dissolution, liquidation, winding up or termination of the Company.
22. Entire Agreement. This Agreement contains the entire understanding between the parties and supersedes any prior understandings or agreements between them respecting the within subject matter. There are no representations, agreements, arrangements or understandings, oral or written, between the parties hereto relating to the subject matter of this Agreement which are not fully expressed herein.
23. Definitions. Whenever used in this Agreement the following terms shall have the meanings respectively assigned to them in this Section 23 unless otherwise expressly provided herein or unless the context otherwise requires:
Affiliate: shall mean any other Person that, directly or indirectly, is in Control of, is Controlled by or is under common Control with such Person or is a director or officer of such Person or of an Affiliate of such Person.
Agreement: shall mean this Fifth Amended and Restated Limited Liability Company Agreement of the Company as the same may be amended or restated from time to time in accordance with its terms.
Bankrupt Member: shall mean any member (a) that (i) makes an assignment for the benefit of creditors; (ii) files a voluntary petition in bankruptcy; (iii) is adjudged a bankrupt or insolvent, or has entered against such member an order for relief, in any bankruptcy or insolvency proceeding; (iv) files a petition or answer seeking for the member any reorganization, arrangement, composition, readjustment, liquidation, or similar relief under any statute, law or regulation; (v) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the member in any proceeding of the type described in subclauses (i) through (iv) of this clause (a); or (vi) seeks, consents to, or acquiesces in the appointment of a trustee, receiver or liquidator of the member or of all or any substantial part of the member’s properties; or (b) against which, a proceeding seeking reorganization, arrangement, composition, readjustment, liquidation, or similar relief under any statute, law or regulation has been commenced and one hundred twenty (120) days have expired without dismissal thereof or with respect to which, without the member’s consent or acquiescence, a trustee, receiver or liquidator of the member or of all or any substantial part of the member’s properties has been appointed and ninety (90) days have expired without the appointment having been vacated or stayed, or ninety (90) days have expired after the date of expiration of a stay, if the appointment has not previously been vacated. The foregoing is intended to and shall supersede and replace the events of bankruptcy described in Sections 18-304(a) and (b) of the Act.
Morgans Holdings LLC — Fifth Amended & Restated Operating Agreement

Company: shall mean Morgans Holdings LLC, the Delaware limited liability company continued pursuant to the Act and this Agreement.
Control: shall mean with respect to any Person, either (i) ownership directly or indirectly of forty-nine percent (49%) or more of all equity interests in such Person or (ii) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities, by contract or otherwise.
Independent Director: shall mean a natural person selected by the Company and reasonably satisfactory to Agent who shall not have been at the time of such individual’s appointment as an Independent Director, and shall not have been at any time during the preceding five years (i) a shareholder/partner/member of, or an officer or employee of, the Company or any of its shareholders, subsidiaries or Affiliates, (ii) a director (other than as an Independent Director) of any shareholder, subsidiary or Affiliate of the Company, (iii) a customer of, or supplier to, the Company or any of its shareholders, subsidiaries or Affiliates (other than an individual provided by a business that provides independent directors and corporate services in the ordinary course), (iv) a Person who Controls any such shareholder, supplier or customer, or (v) a member of the immediate family of any such shareholder/director/partner/member, officer, employee, supplier or customer or of any director of the Company (other than as an Independent Director), Notwithstanding the foregoing, an Independent Director may serve in similar capacities for other “special purpose” corporations formed by the Member or any affiliate thereof. The initial Independent Directors of the Company shall be Kenneth J. Uva and Victor A. Duva.
Management Agreement: shall mean the agreement of the Independent Directors in the form attached hereto as Schedule B. The Management Agreement shall be deemed incorporated into, and a part of, this Agreement.
Managing Member: shall mean the Member and any successor Managing Member appointed pursuant to this Agreement, each in its capacity as a managing member of the Company.
Member: shall mean Morgans Group LLC and any Person hereafter admitted to the Company as a member as provided in this Agreement, each in its capacity as a member of the Company; provided, however, the term “Member” shall not include the Special Members.
Membership Interest: shall mean the limited liability company interest of the Member in the Company, including, without limitation, rights in the capital of the Company, rights to receive distributions (liquidating or otherwise) and allocations of profits and losses. The Member’s Membership Interest shall be expressed as a percentage which shall equal the ratio that the value of the Capital Contributions made by such Member bears to the Capital Contributions of all members. The Member’s initial Membership Interest shall be one hundred percent (100%).
Person: means any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, any other person or entity, and any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.
Morgans Holdings LLC — Fifth Amended & Restated Operating Agreement

24. Distributions. Distributions shall be made to the Members at the times and in the aggregate amounts determined by the Managing Member. Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not be permitted to make a distribution to a member on account of its interest in the Company if such distribution would violate Section 18-607 of the Act or any other applicable law or the Loan Documents.
25. Uniform Commercial Code. (a) Each limited liability company interest in the Company shall constitute a “security” within the meaning of, and governed by, (i) Article 8 of the Uniform Commercial Code (including Section 8-102(a)(15) thereof) as in effect from time to time in the State of Delaware, and (ii) Article 8 of the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995.
(b) The limited liability company interests in the Company shall be evidenced by certificates. The Company may issue a new certificate of limited liability company interest in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed.
(c) Notwithstanding any provision of this Agreement to the contrary, to the extent that any provision of this Agreement is inconsistent with any non-waivable provision of Article 8 of the Uniform Commercial Code as in effect in the State of Delaware (6 Del. C. § 8-101, et seq.) (the “UCC”), such provision of Article 8 of the UCC shall control.
26. Benefits of Agreement; No Third Party Rights. (a) None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditor of the Company or by any creditor of the Member or a Special Member and (b) nothing in this Agreement shall be deemed to create any right in any Person (other than Covered Persons) not a party hereto, and this Agreement shall not be construed in any respect to be a contract in whole or in part for the benefit of any third Person.
27. Binding Agreement. Notwithstanding any other provision of this Agreement, the Member agrees that this Agreement constitutes a legal, valid and binding agreement of the Member, and is enforceable against the Member by the Independent Directors, in accordance with its terms.
28. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Agreement and all of which together shall constitute one and the same instrument.
Morgans Holdings LLC — Fifth Amended & Restated Operating Agreement

IN WITNESS WHEREOF, the Member has executed this Agreement effective as of the date first above written.

MORGANS GROUP LLC

By: Morgans Hotel Group Co.

By:
Name:	Richard Szymanski
Title:	Chief Financial Officer and Secretary
Morgans Holdings LLC — Fifth Amended & Restated Operating Agreement

S-1

Kenneth J. Uva
Independent Director
Morgans Holdings LLC — Fifth Amended & Restated Operating Agreement

S-2

Victor A. Duva
Independent Director
Morgans Holdings LLC — Fifth Amended & Restated Operating Agreement

S-3

Schedule A
Board of Directors
Morgans Group LLC
Kenneth J. Uva
Victor A. Duva
Morgans Holdings LLC — Fifth Amended & Restated Operating Agreement

Schedule B
Management Agreement
October 6, 2006
Morgans Holdings LLC
C/o Morgans Hotel Group LLC
475 Tenth Avenue
New York, New York 10018

Re:	Management Agreement — Morgans Holdings LLC (the “Company”)
Ladies and Gentlemen:
For good and valuable consideration, each of the undersigned Persons, who have been designated as Independent Directors of the Company, in accordance with the Fourth Amended and Restated Limited Liability Company Agreement of the Company, dated as of the date hereof, as it may be amended or restated from time to time (the “LLC Agreement”), hereby agree as follows:
1. Each of the undersigned accepts such Person’s rights and authority as an Independent Director under the LLC Agreement and agrees to perform and discharge such Person’s duties and obligations as an Independent Director under the LLC Agreement, and further agrees that such rights, authorities, duties and obligations under the LLC Agreement shall continue until such Person’s successor as an Independent Director is designated or until such Person’s resignation or removal as an Independent Director in accordance with the LLC Agreement. Each of the undersigned agrees and acknowledges that it has been designated as a “manager” of the Company within the meaning of the Delaware Limited Liability Company Act.
2. So long as any Obligation is outstanding, each of the undersigned agrees, solely in its capacity as a creditor of the Company on account of any indemnification or other payment owing to the undersigned by the Company, not to acquiesce, petition or otherwise invoke or cause the Company to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Company under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company or any substantial part of the property of the Company, or ordering the winding up or liquidation of the affairs of the Company.
3. THIS MANAGEMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, AND ALL RIGHTS AND REMEDIES SHALL BE GOVERNED BY SUCH LAWS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.
Morgans Holdings LLC — Fifth Amended & Restated Operating Agreement

Initially capitalized terms used and not otherwise defined herein have the meanings set forth in the LLC Agreement.
This Management Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Management Agreement and all of which together shall constitute one and the same instrument.
Morgans Holdings LLC — Fifth Amended & Restated Operating Agreement

IN WITNESS WHEREOF, the undersigned have executed this Management Agreement as of the day and years first above written.

Victor A. Duva
[Signature Page to Management Agreement — 1]
Morgans Holdings LLC — Fifth Amended & Restated Operating Agreement

Kenneth J. Uva
[Signature Page to Management Agreement — 2]
Morgans Holdings LLC — Fifth Amended & Restated Operating Agreement

EXHIBIT B-2
Operating Agreement for Royalton, LLC
See attached.

THE TRANSFER OF THE LIMITED LIABILITY COMPANY INTERESTS DESCRIBED IN
THIS AGREEMENT IS RESTRICTED AS DESCRIBED HEREIN.
FOURTH AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF
ROYALTON, LLC
This Fourth Amended and Restated Limited Liability Company Agreement (this “Agreement”) of ROYALTON, LLC, a Delaware limited liability company (the “Company”), is adopted and entered into as of August     , 2009, by (i) Morgans Group LLC, a Delaware limited liability company, as managing member (the “Managing Member” or “Member”, and in the event an additional person or persons shall become members, the term “Members” shall include such other persons who shall become members of the Company in accordance with the terms of this Agreement, provided, however, the term “Member” shall not include the “Special Members” as hereinafter defined), and (ii) Kenneth J. Uva and Victor A. Duva, as the Independent Directors, pursuant to and in accordance with the Delaware Limited Liability Company Act, 6 Del. C. § 18-101 et seq. as amended from time to time (the “Act”). Terms used in this Agreement which are not otherwise defined shall have the respective meanings given those terms in the Act or in Section 23 hereof.
WHEREAS, the Company was formed on March 20, 1996 pursuant to a Certificate of Formation filed with the Secretary of State of the State of Delaware (as amended or amended and restated from time to time, the “Certificate of Formation”); and
WHEREAS, the Member was admitted as the sole member of the Company when Morgans Hotel Group LLC, a Delaware limited liability company (“MHG”), assigned its limited liability company interest in the Company to Member pursuant to that certain Assignment and Assumption of Limited Liability Company Interests, dated as of August 13, 2004, between and MHG and the Member; and
WHEREAS, the Member continued the Company pursuant to that certain Amended and Restated Limited Liability Company Agreement on August 13, 2004, as amended, restated or modified through the date hereof, including on October 6, 2006 (as so amended and restated, the “Original Agreement”); and
WHEREAS, the Member and the Independent Directors desire to amend and restate the terms of the Original Agreement in the manner provided herein.
Royalton, LLC — Fourth Amended & Restated Operating Agreement

The parties hereto hereby agree as follows:
1. Name; Formation. The name of the limited liability company is ROYALTON, LLC. Susan E. Todd, as an authorized person within the meaning of the Act, executed, delivered and filed the Certificate of Formation of the Company and the Certificate of Amendment to the Certificate of Formation of the Company and such filings are hereby ratified and approved. The Amended and Restated Certificate of Formation of the Company was filed for record in the office of the Secretary of State of the State of Delaware on May 20, 2004 in accordance with the Act, by Marc Gordon and Mark Femicci, authorized persons within the meaning of the Act. Upon the filing of the Amended and Restated Certificate of Formation with the Secretary of State of the State of Delaware, their powers as “authorized persons” ceased, and the Member thereupon became the designated “authorized person” and shall continue as the designated “authorized person” within the meaning of the Act. The Member, as an “authorized person”, within the meaning of the Act, shall execute, deliver and file, or cause the execution, delivery and filing of, all certificates (and any amendments and/or restatements thereof) required or permitted by the Act to be filed with the Secretary of State of the State of Delaware. The Member shall execute, deliver and file, or cause the execution, delivery and filing of any certificates (and any amendments and/or restatements thereof) necessary for the Company to qualify to do business in any other jurisdiction in which the Company may wish to conduct business. The terms and provisions of the Original Agreement are hereby amended and restated in their entirety as set forth herein.
2. Term. The Company shall dissolve on December 31, 2048 unless dissolved before such date in accordance with this Agreement. The existence of the Company as a separate legal entity shall continue until cancellation of the Certificate of Formation as provided in the Act.
3. Management; Board of Directors. Except as otherwise specifically provided in this Agreement, the management of the Company shall be vested in the Managing Member who shall manage the Company in accordance with the Act.
(a) Until “Full Payment” of the “Obligations” (as such terms are defined in the Credit Agreement hereinafter defined), the Company shall have a board of managers which shall be designated as the Company’s “Board of Directors” and each member of the Board of Directors shall be designated as a “Director.” The Board of Directors shall only have the authority expressly set forth in this Agreement. The Directors are “managers” within the meaning of the Act with only such duties and rights as are expressly set forth in this Agreement. The initial members of the Board of Directors shall be set forth on Schedule A attached hereto. Members of the Board of Directors may be appointed and removed from time to time by the Managing Member, in its sole discretion, provided, however, that until Full Payment of the Obligations, the Company shall have at least two Independent Directors on the Board of Directors. The Board of Directors shall hold meetings, at such times and places to be designated by the Managing Member.
(b) Intentionally omitted.
(c) Until Full Payment of the Obligations, the Company may take the following actions only with approval of the Managing Member and unanimous approvals of all members of the Board of Directors, including, without limitation, all of the Independent Directors.
(i) make any assignment for the benefit of the Company’s creditors;
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(ii) file, or consent to or acquiesce in the filing of or a petition in, a bankruptcy, insolvency or reorganization petition or otherwise institute insolvency proceedings or otherwise seek any relief under laws relating to the relief from debts or the protection of debtors generally;
(iii) seek or consent to or acquiesce in the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for the Company or for all or any portion of the Company’s properties;
(iv) admit in writing its inability to pay its debts generally as they become due;
(v) take any action that might cause the Company to become insolvent;
(vi) except as permitted by Section 20, amend this Agreement;
(vii) to the fullest extent permitted by law, voluntarily dissolve and wind up, or consolidate or merge the Company or sell all or substantially all of the assets of the Company;
(viii) engage in any business activity not set forth in Section 5 of this Agreement.
To the fullest extent permitted by applicable law, no member of the Board of Directors shall be guilty of breaching any fiduciary duty to any Member by refusing to consent to any of the above listed actions.
(d) Notwithstanding anything in this Agreement, to the fullest extent permitted by law, until Full Payment of the Obligations, the Company may not take any of the actions set forth in Subsection (vii) of Subparagraph (c) of this Section 3.
(e) To the fullest extent permitted by law, including Section 18-1101 (c) of the Act, the Independent Directors shall consider only the interests of the Company, including its respective creditors, in acting or otherwise voting on the matters referred to in Section 3(c). No resignation or removal of an Independent Director, and no appointment of a successor Independent Director, shall be effective until such successor (i) shall have accepted his or her appointment as an Independent Director by a written instrument, which may be a counterpart signature page to the Management Agreement, and (ii) shall have executed a counterpart to this Agreement as required by Section 8(a). In the event of a vacancy in the position of Independent Director, the Managing Member shall, as soon as practicable, appoint a successor Independent Director. All right, power and authority of the Independent Directors shall be limited to the extent necessary to exercise those rights and perform those duties specifically set forth in this Agreement. Except as provided in the first sentence of this Section 3(e), in exercising their rights and performing their duties under this Agreement, any Independent Director shall have a fiduciary duty of loyalty and care similar to that of a director of a business corporation organized under the General Corporation Law of the State of Delaware. No Independent Director shall at any time serve as trustee in bankruptcy for any Affiliate of the Company. Each Independent Director shall execute and deliver the Management Agreement. The Independent Directors designated by the Managing Member shall continue to be Kenneth J. Uva and Victor A. Duva. Unless otherwise restricted by law, any Independent Director may be removed or expelled, with or without cause, at any time by the Managing Member, and, subject to this Section 3, any vacancy caused by any such removal or expulsion may be filled by action of the Managing Member provided that any replacement Independent Director fulfills the requirements of being an Independent Director hereunder.
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4. Authority. Except as otherwise provided herein and subject to Section 3, the management of the Company shall be vested solely in the Member, who shall have all powers to control and manage the business and affairs of the Company and may exercise all powers of the Company. Subject to Sections 3, 5 and 7, the Managing Member is authorized to (i) execute any and all documents and agreements on behalf of the Company, and to engage in all activities related thereto; and (ii) execute any and all agreements, affidavits and indemnities necessary or appropriate to effectuate any and all transactions of the Company. The Company, by or through the Managing Member on behalf of the Company, may enter into and perform the Loan Documents (as defined herein) and all documents, agreements, certificates, or financing statements contemplated thereby or related thereto, all without any further act, vote or approval of any other Person notwithstanding any other provision of this Agreement, the Act or applicable law, rule or regulation. The foregoing authorization shall not be deemed a restriction on the powers of the Managing Member to enter into other agreements on behalf of the Company, subject to Section 5 and Section 6.
5. Purpose. The purpose of the Company is solely to:
(a) acquire, own, hold, maintain, manage, operate, improve, develop, finance, pledge, encumber, mortgage, sell, exchange, lease, dispose of and otherwise deal with the property located at 44 West 44 Street, New York, New York and commonly known as the Royalton Hotel and the related improvements thereon (the “Property”), together with such other activities as may be necessary or advisable in connection with the ownership of the Property in accordance with the Loan Documents;
(b) borrow funds under and give security for and guarantee the loans and other credit facilities provided pursuant to the Credit Agreement dated as of October 6, 2006 among Morgans Group LLC (“Borrower”), Beach Hotel Associates, LLC, Morgans Holdings LLC, Royalton, LLC, Morgans Hotel Group Co., Wachovia Bank, National Association, as Administrative Agent (the “Agent”), Citigroup Global Markets, Inc., as Syndication Agent, and certain other financial institutions party thereto, as amended by First Amendment to Credit Agreement dated as of November 10, 2006, Second Amendment to Credit Agreement dated as of January 8, 2007, Third Amendment to Credit Agreement dated as of October 10, 2007, Fourth Amendment to Credit Agreement dated as of January 16, 2008, and Fifth Amendment to Credit Agreement; and Waiver Agreement dated as of August      , 2009, and as the same may be further amended, restated, supplemented or otherwise modified from time to time (collectively, the “Credit Agreement”), and the other “Loan Documents” as defined in the Credit Agreement;
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(c) give security for the Obligations under the Loan Documents or for any other indebtedness to the extent not prohibited by the Loan Documents; and
(d) refinance the Obligations and grant security interests to secure same, to the extent same is not a violation of the Loan Documents.
6. Company Business. The Company shall not engage in any business unrelated to the ownership of the Property and shall not own any assets other than those related to the Property or otherwise in furtherance of the purposes of the Company. The Company shall not incur any indebtedness other than the indebtedness under the Loan Documents, related to the Property or otherwise provided herein or permitted under the Loan Documents.
7. Separateness Covenants. Notwithstanding anything to the contrary contained herein (except the penultimate sentence of Section 4), for so long as any portion of the Obligations is outstanding, the Company shall conduct its affairs in accordance with the following provisions:
(a) It shall be a limited liability company organized solely for the purpose of owning the Property.
(b) It shall not own any assets other than those related to the Property.
(c) To the fullest extent permitted by law, (i) it shall not engage in, seek or consent to any dissolution, winding up, or liquidation, (ii) it shall not engage in any consolidation, merger, or asset sale (except as permitted in the Loan Documents or if there is Full Payment of the Obligations), (iii) it shall not transfer any limited liability company interests in the Company (except as expressly provided in the Loan Documents or with the written consent of the Agent) and (iv) it shall not further amend this Agreement or the Certificate of Formation (except as required by law).
(d) It shall remain solvent and maintain adequate capital in light of its contemplated business operations, provided, however, the foregoing shall not require the Member to make any additional capital contributions to the Company.
(e) It shall not fail to correct any known misunderstanding regarding the separate identity of such entity.
(f) It shall maintain its accounts, books and records separate from any other Person other than the Loan Parties (as defined in the Credit Agreement) and shall file its own tax returns.
(g) It shall maintain its books, records, resolutions and agreements as official records.
(h) It shall not commingle its funds or assets with those of any other Person other than the Loan Parties.
(i) It shall hold its assets in its own name.
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(j) Intentionally omitted.
(k) It shall maintain its financial statements, accounting records and other entity documents separate from any other Person, except that its financial statements may be consolidated with those of Morgans Hotel Group Co. (the “Parent”), other Loan Parties or their consolidated Subsidiaries.
(l) It shall pay its own liabilities, including the salaries of its own employees, out of funds and assets of its own or of any Loan Party, provided, however, the foregoing shall not require the Member to make any additional capital contributions to the Company.
(m) It shall observe all limited liability company formalities.
(n) It shall maintain an arm’s-length relationship with its Affiliates to the extent required by the Loan Documents.
(o) It shall have no indebtedness other than the Obligations and indebtedness permitted under the Loan Documents, related to the Property or otherwise provided herein.
(p) It shall not assume or guarantee or become obligated for the debts of any other Person or hold out its credit as being available to satisfy the obligations of any other Person except for the obligations of the Loan Parties or obligations under the Loan Documents.
(q) It shall not acquire obligations or securities of its members.
(r) It shall allocate fairly and reasonably shared expenses, including shared office space.
(s) It shall not pledge its assets to secure obligations, other than in its capacity as a co-borrower or guarantor under the Loan Documents or in connection with providing security therefor.
(t) Intentionally omitted.
(u) It shall maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person;
(v) It shall not make loans to any Person other than to any affiliate that is a Loan Party to the extent permitted by the Credit Agreement.
(w) Intentionally omitted.
(x) It shall not enter into or be a party to, any transaction with its members or Affiliates except as permitted pursuant to the Loan Documents.
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(y) Except as set forth in this Agreement, it shall have no obligation to indemnify its partners, officers, directors or members, as the case may be, unless such obligation is fully subordinated to the Obligations and will not constitute a claim against it if cash flow in excess of the amount required to pay the Debt is insufficient to pay such obligation.
(z) To the fullest extent permitted by law, it shall consider the interests of its creditors in connection with all limited liability company actions.
(aa) It shall not engage in any business unrelated to the ownership of the Property.
Failure to comply with any of the foregoing covenants shall not affect the status of the Company as a separate legal entity.
This Section 7 is being adopted in order to comply with certain provisions required in order to qualify the Company as a “special purpose” entity.
8. Members. The name and the business, residence or mailing address of the Member is as follows:

Name	Address

MORGANS GROUP LLC	475 Tenth Avenue
New York, New York 10018
(a) Notwithstanding any provision in this Agreement to the contrary, upon the occurrence of any event that causes the Member to cease to be a member of the Company (other than (x) upon an assignment by the Member of all of its limited liability company interest in the Company and the admission of the transferee, if permitted pursuant to Loan Documents or (y) the resignation of the Member and the admission of an additional member of the Company pursuant to this Agreement, if permitted by the Loan Documents), each Person acting as an Independent Director shall, without any action of any Person and simultaneously with the Member ceasing to be a member of the Company, automatically be admitted to the Company as a member of the Company (the “Special Member”) and shall preserve and continue the Company without dissolution. No Special Member may resign from the Company or transfer its rights as Special Member unless (i) a successor Special Member has been admitted to the Company as Special Member by executing a counterpart to this Agreement, and (ii) such successor has also accepted its appointment as Independent Director by executing a counterpart to the Agreement and the Management Agreement; provided, however, the Special Members shall automatically cease to be members of the Company upon the admission to the Company of a substitute Member but shall not thereby cease to be Independent Directors. Each Special Member shall be a member of the Company that has no interest in the profits, losses and capital of the Company and has no right to receive any distributions of Company assets. Pursuant to Section 18-301 of the Act, a Special Member shall not be required to make any capital contributions to the Company and shall not receive a limited liability company interest in the Company. A Special Member, in its capacity as Special Member, may not bind the Company. Except as required by any mandatory provision of the Act, each Special Member, in its capacity as Special Member, shall have no right to vote on, approve or otherwise consent to any action by, or matter relating to, the Company, including, without limitation, the merger, consolidation or conversion of the Company. In order to implement the future, contingent admission to the Company of each Special Member, each Person acting as an Independent Director shall execute a counterpart to this Agreement. Prior to its admission to the Company as Special Member, each Person acting as an Independent Director shall not be a member of the Company.
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9. Membership Interests. The Managing Member shall have and own 100% of the Membership Interests.
10. Capital Contributions. Any Member may make one or more capital contributions to the Company provided, however, any capital contribution will only be made with the consent of the Member making such contribution.
11. Capital Accounts. The capital accounts of each Member shall be allocated in accordance with their capital contributions and shall be maintained in accordance with Section 704(b) of the Internal Revenue Code and the Treasury Regulations promulgated thereunder.
12. Admission of Additional Members by the Company. One or more additional Members of the Company may be admitted to the Company with the unanimous vote or written consent of all of the Members; provided, however, no additional Member may be admitted to the Company as a Member of the Company, other than pursuant to Sections 8(a) or 21(a), unless the Agent consents in writing.
13. Resignation of the Member. No Member may resign from the Company as a Member of the Company unless a substitute Member or a transferee of such Member’s interest is admitted as a Member of the Company in accordance with the terms herein.
14. Assignments; Rights of Assignee To Become a Member. Until such time as Full Payment of the Obligations has occurred, the Managing Member shall not, except as expressly permitted by the Loan Documents, take any action to sell, transfer, exchange, convey, encumber or dispose of any of its Membership Interest. Subject to the foregoing sentence, if the Member transfers all of its limited liability company interest in the Company pursuant to this Section 14, the transferee’s admission shall be deemed effective immediately prior to the transfer and, immediately following such admission, the transferor Member shall cease to be a member of the Company. Any successor to the Member by merger or consolidation in compliance with the Loan Documents shall, without further act, be the Member hereunder, and such merger or consolidation shall not constitute an assignment for purposes of this Agreement and the Company shall continue without dissolution. Notwithstanding anything to the contrary contained herein, the Member shall not, without the prior written consent of the Agent, issue and shall not permit the issuance of any additional limited liability company interests of the Company other than its initial issuance of limited liability company interests issued on or prior to the date of this Agreement.
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15. Liability of Members. Except as otherwise expressly provided by the Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be the debts, obligations and liabilities solely of the Company, and neither the Member nor the Special Members nor any Director shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Member, Special Member or Director of the Company.
16. Exculpation of Members. Neither the Member nor the Special Members nor any officer, Director, employee or agent of the Company nor any employee, representative, agent or Affiliate of the Member or the Special Members (collectively, the “Covered Persons”) shall be liable to the Company or any other Person who has an interest in or claim against the Company for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by this Agreement, except that a Covered Person shall be liable for any such loss, damage or claim incurred by reason of such Covered Persons gross negligence or willful misconduct.
17. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, all rights and remedies being governed by said laws, without regard to principles of conflict of laws.
18. Indemnification. To the fullest extent permitted by applicable law and to the extent permitted under this Agreement, a Covered Person shall be entitled to indemnification from the Company for any loss, damage or claim incurred by such Covered Person by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by this Agreement, except that no Covered Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Covered Person by reason of such Covered Person’s gross negligence or willful misconduct with respect to such acts or omissions; provided, however, that any indemnity under this Section 18 by the Company shall be provided out of and to the extent of Company assets only, and the Member and the Special Members shall not have personal liability on account thereof; and provided further, that so long as any obligation imposed by the Loan Documents is outstanding, no indemnity payment from funds of the Company (as distinct from funds from other sources, such as insurance) of any indemnity under Section 18 shall be payable from amounts allocable to any other Person pursuant to the Loan Documents.
19. Tax Characterization and Returns. It is the intention of the Member that the Company be disregarded for federal and all relevant state tax purposes and that the activities of the Company be deemed to be activities of the Member for such purposes. All provisions of this Agreement are to be construed so as to preserve that tax status. The Member is hereby authorized to file any necessary elections, and shall be required to file any necessary tax returns, on behalf of the Company with any such tax authorities.
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20. Amendments.
(a) Subject to Sections 7 and 20(b) below, Sections 3, 5, 6, 7, 8(a) and 20 of this Agreement may only be amended with approval of the Managing Member and all members of the Board of Directors, including, without limitation, the Independent Directors.
(b) Notwithstanding Section 20(a), this Agreement shall not be amended except in compliance with the Loan Documents until Full Payment of the Obligations.
21. Dissolution; Liquidation; Termination. (a) The Company shall be dissolved, and its affairs shall be wound up upon the first to occur of the following: (i) the termination of the legal existence of the last remaining member of the Company or the occurrence of any other event which terminates the continued membership of the last remaining member of the Company in the Company unless the Company is continued without dissolution in a manner permitted by this Agreement or the Act or (ii) the entry of a decree of judicial dissolution under Section 18-802 of the Act. Upon the occurrence of any event that causes the last remaining member of the Company to cease to be a member of the Company or that causes the Member to cease to be a member of the Company (other than (x) upon an assignment by Member of all of its limited liability company interest in the Company and the admission of the transferee, if permitted pursuant to the Loan Documents, or (y) the resignation of Member and the admission of an additional member of the Company pursuant to this Agreement, if permitted pursuant to the Loan Documents), to the fullest extent permitted by law, the personal representative of such member is hereby authorized to, and shall, within 90 days after the occurrence of the event that terminated the continued membership of such member in the Company, agree in writing (i) to continue the Company and (ii) to the admission of the personal representative or its nominee or designee, as the case may be, as a substitute member of the Company, effective as of the occurrence of the event that terminated the continued membership of such member in the Company.
(b) Notwithstanding any other provision of this Agreement, the Member or a Special Member becoming a Bankrupt Member shall not cause the Member or Special Member, respectively, to cease to be a member of the Company and upon the occurrence of such an event, the Company shall continue without dissolution.
(c) Notwithstanding any other provision of this Agreement, each of the Member and the Special Members waives any right it might have to agree in writing to dissolve the Company upon the Member or a Special Member becoming a Bankrupt Member or the occurrence of an event that causes the Member or a Special Member to cease to be a member of the Company,
(d) In the event of dissolution, the Company shall conduct only such activities as are necessary to wind up its affairs (including the sale of the assets of the Company in an orderly manner), and the assets of the Company shall be applied in the manner, and in the order of priority, set forth in Section 18-804 of the Act.
(e) The Company shall terminate when (i) all of the assets of the Company, after payment of or due provision for all debts, liabilities and obligations of the Company shall have been distributed to the Member in the manner provided for in this Agreement and (ii) the Certificate of Formation shall have been canceled in the manner required by the Act.
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(f) To the fullest extent permitted by law, each of the Member and the Special Members shall irrevocably waive any right or power that they might have to cause the Company or any of its assets to be partitioned, to cause the appointment of a receiver for all or any portion of the assets of the Company, to compel any sale of all or any portion of the assets of the Company pursuant to any applicable law or to file a complaint or to institute any proceeding at law or in equity to cause the dissolution, liquidation, winding up or termination of the Company.
22. Entire Agreement. This Agreement contains the entire understanding between the parties and supersedes any prior understandings or agreements between them respecting the within subject matter. There are no representations, agreements, arrangements or understandings, oral or written, between the parties hereto relating to the subject matter of this Agreement which are not fully expressed herein.
23. Definitions: Whenever used in this Agreement the following terms shall have the meanings respectively assigned to them in this Section 23 unless otherwise expressly provided herein or unless the context otherwise requires:
Affiliate: shall mean any other Person that, directly or indirectly, is in Control of, is Controlled by or is under common Control with such Person or is a director or officer of such Person or of an Affiliate of such Person.
Agreement: shall mean this Fourth Amended and Restated Limited Liability Company Agreement of the Company as the same may be amended or restated from time to time in accordance with its terms.
Bankrupt Member: shall mean any member (a) that (i) makes an assignment for the benefit of creditors; (ii) files a voluntary petition in bankruptcy; (iii) is adjudged a bankrupt or insolvent, or has entered against such member an order for relief, in any insolvency proceeding; (iv) files a petition or answer seeking for the member any reorganization, arrangement, composition, readjustment, liquidation, or similar relief under any statute, law or regulation; (v) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the member in any proceeding of the type described in subclauses (i) through (iv) of this clause (a); or (vi) seeks, consents to, or acquiesces in the appointment of a trustee, receiver or liquidator of the member or of all or any substantial part of the member’s properties; or (b) against which, a proceeding seeking reorganization, arrangement, composition, readjustment, liquidation, or similar relief under any statute, law or regulation has been commenced and one hundred twenty (120) days have expired without dismissal thereof or with respect to which, without the member’s consent or acquiescence, a trustee, receiver or liquidator of the member or of all or any substantial part of the member’s properties has been appointed and ninety (90) days have expired without the appointment having been vacated or stayed, or ninety (90) days have expired after the date of expiration of a stay, if the appointment has not previously been vacated. The foregoing is intended to and shall supersede and replace the events of bankruptcy described in Sections 18-304(a) and (b) of the Act.
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Company: shall mean Royalton, LLC, the Delaware limited liability company continued pursuant to the Act and this Agreement.
Control: shall mean with respect to any Person, either (i) ownership directly or indirectly of forty-nine percent (49%) or more of all equity interests in such Person or (ii) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities, by contract or otherwise.
Independent Director: shall mean a natural person selected by the Company and reasonably satisfactory to Agent who shall not have been at the time of such individual’s appointment as an Independent Director, and shall not have been at any time during the preceding five years (i) a shareholder/partner/member of, or an officer or employee of, the Company or any of its shareholders, subsidiaries or Affiliates, (ii) a director (other than as an Independent Director) of any shareholder, subsidiary or Affiliate of the Company, (iii) a customer of, or supplier to, the Company or any of its shareholders, subsidiaries or Affiliates (other than an individual provided by a business that provides independent directors and corporate services in the ordinary course), (iv) a Person who Controls any such shareholder, supplier or customer, or (v) a member of the immediate family of any such shareholder/director/partner/member, officer, employee, supplier or customer or of any director of the Company (other than as an Independent Director). Notwithstanding the foregoing, an Independent Director may serve in similar capacities for other “special purpose” corporations formed by the Member or any affiliate thereof. The initial Independent Directors of the Company shall be Kenneth J. Uva and Victor A. Duva.
Management Agreement: shall mean the agreement of the Independent Directors in the form attached hereto as Schedule B. The Management Agreement shall be deemed incorporated into, and a part of, this Agreement.
Managing Member: shall mean the Member and any successor Managing Member appointed pursuant to this Agreement, each in its capacity as a managing member of the Company.
Member: shall mean Morgans Group LLC and any Person hereafter admitted to the Company as a member as provided in this Agreement, each in its capacity as a member of the Company; provided, however, the term “Member” shall not include the Special Members.
Membership Interest: shall mean the limited liability company interest of the Member in the Company, including, without limitation, rights in the capital of the Company, rights to receive distributions (liquidating or otherwise) and allocations of profits and losses. The Member’s Membership Interest shall be expressed as a percentage which shall equal the ratio that the value of the Capital Contributions made by such Member bears to the Capital Contributions of all members. The Member’s initial Membership Interest shall be one hundred percent (100%).
Person: means any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, any other person or entity, and any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.
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24. Distributions. Distributions shall be made to the Members at the times and in the aggregate amounts determined by the Managing Member. Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not be permitted to make a distribution to a member on account of its interest in the Company if such distribution would violate Section 18-607 of the Act or any other applicable law or the Loan Documents.
25. Uniform Commercial Code. (a) Each limited liability company interest in the Company shall constitute a “security” within the meaning of, and governed by, (i) Article 8 of the Uniform Commercial Code (including Section 8-102(a)(15) thereof) as in effect from time to time in the State of Delaware, and (ii) Article 8 of the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995.
(b) The limited liability company interests in the Company shall be evidenced by certificates. The Company may issue a new certificate of limited liability company interest in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed.
(c) Notwithstanding any provision of this Agreement to the contrary, to the extent that any provision of this Agreement is inconsistent with any non-waivable provision of Article 8 of the Uniform Commercial Code as in effect in the State of Delaware (6 Del. C. § 8-101, et seq.) (the “UCC”), such provision of Article 8 of the UCC shall control.
26. Benefits of Agreement; No Third Party Rights. (a) None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditor of the Company or by any creditor of the Member or a Special Member and (b) nothing in this Agreement shall be deemed to create any right in any Person (other than Covered Persons) not a party hereto, and this Agreement shall not be construed in any respect to be a contract in whole or in part for the benefit of any third Person.
27. Binding Agreement. Notwithstanding any other provision of this Agreement, the Member agrees that this Agreement constitutes a legal, valid and binding agreement of the Member, and is enforceable against the Member by the Independent Directors, in accordance with its terms.
28. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Agreement and all of which together shall constitute one and the same instrument.
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IN WITNESS WHEREOF, the Member has executed this Agreement effective as of the date first above written.

MORGANS GROUP LLC

By:	Morgans Hotel Group Co.

By:

	Name:	Richard Szymanski
	Title:	Chief Financial Officer and Secretary
Royalton, LLC — Fourth Amended & Restated Operating Agreement

S-1

Kenneth J. Uva Independent Director
Royalton, LLC — Fourth Amended & Restated Operating Agreement

S-2

Victor A. Duva Independent Director
Royalton, LLC — Fourth Amended & Restated Operating Agreement

S-3

Schedule A
Board of Directors
Morgans Group LLC
Kenneth J. Uva
Victor A. Duva
Royalton, LLC — Fourth Amended & Restated Operating Agreement

Schedule B
Management Agreement
October 6, 2006
Royalton, LLC
c/o Morgans Hotel Group LLC
475 Tenth Avenue
New York, New York 10018

Re:	Management Agreement — Royalton, LLC (the “Company”)
Ladies and Gentlemen:
For good and valuable consideration, each of the undersigned Persons, who have been designated as Independent Directors of the Company, in accordance with the Third Amended and Restated Limited Liability Company Agreement of the Company, dated as of the date hereof, as it may be amended or restated from time to time (the “LLC Agreement”), hereby agree as follows:
1. Each of the undersigned accepts such Person’s rights and authority as an Independent Director under the LLC Agreement and agrees to perform and discharge such Person’s duties and obligations as an Independent Director under the LLC Agreement, and further agrees that such rights, authorities, duties and obligations under the LLC Agreement shall continue until such Person’s successor as an Independent Director is designated or until such Person’s resignation or removal as an Independent Director in accordance with the LLC Agreement. Each of the undersigned agrees and acknowledges that it has been designated as a “manager” of the Company within the meaning of the Delaware Limited Liability Company Act.
2. So long as any Obligation is outstanding, each of the undersigned agrees, solely in its capacity as a creditor of the Company on account of any indemnification or other payment owing to the undersigned by the Company, not to acquiesce, petition or otherwise invoke or cause the Company to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Company under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company or any substantial part of the property of the Company, or ordering the winding up or liquidation of the affairs of the Company.
3. THIS MANAGEMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, AND ALL RIGHTS AND REMEDIES SHALL BE GOVERNED BY SUCH LAWS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

Initially capitalized terms used and not otherwise defined herein have the meanings set forth in the LLC Agreement.
This Management Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Management Agreement and all of which together shall constitute one and the same instrument.
Royalton, LLC — Fourth Amended & Restated Operating Agreement

IN WITNESS WHEREOF, the undersigned have executed this Management Agreement as of the day and year first above written.

Victor A. Duva
[Signature to Management Agreement — 1 ]
Royalton, LLC — Fourth Amended & Restated Operating Agreement

Kenneth J. Uva
[Signature Page to Management Agreement — 2]
Royalton, LLC — Fourth Amended & Restated Operating Agreement

EXHIBIT B-3
Operating Agreement for Beach Hotel Associates LLC
See attached.

THE TRANSFER OF THE LIMITED LIABILITY COMPANY INTERESTS DESCRIBED IN THIS AGREEMENT IS RESTRICTED AS DESCRIBED HEREIN.
FOURTH AMENDED AND RESTATED LIMITED LIABILITY COMPANY

AGREEMENT
OF
BEACH HOTEL ASSOCIATES LLC
This Fourth Amended and Restated Limited Liability Company Agreement (this “Agreement’”) of BEACH HOTEL ASSOCIATES LLC, a Delaware limited liability company (the “Company”), is adopted and entered into as of August ________, 2009, by (i) Morgans Group LLC, a Delaware limited liability company, as managing member (the “Managing Member” or “Member”, and in the event an additional person or persons shall become members, the term “Members” shall include such other persons who shall become members of the Company in accordance with the terms of this Agreement, provided, however, the term “Member” shall not include the “Special Members” as hereinafter defined), and (ii) Kenneth J. Uva and Victor A. Duva, as the Independent Directors, pursuant to and in accordance with the Delaware Limited Liability Company Act, 6 Del, C. § 18-101 et seq, as amended from time to time (the “Act”). Terms used in this Agreement which are not otherwise defined shall have the respective meanings given those terms in the Act or in Section 23 hereof.
WHEREAS, the Company was formed on August 13, 2004 pursuant to a Certificate of Formation filed with the Secretary of State of the State of Delaware (as amended or amended and restated from time to time, the “Certificate of Formation”) and at the time of the Company’s formation its sole member was Morgans Hotel Group LLC (“MHG”) a Delaware limited liability company; and
WHEREAS, MHG assigned its limited liability company interest in the Company to Managing Member pursuant to that certain Assignment and Assumption of Limited Liability Company Interests, dated as of August 13, 2004, between MHG and the Member, and
WHEREAS, the Member continued the Company pursuant to that certain Amended and Restated Limited Liability Company Agreement on August 13, 2004, as amended, restated or otherwise modified through the date hereof, including on October 6, 2006 (as so amended and restated, the “Original Agreement”); and
WHEREAS, the Member and the Independent Directors desire to amend and restate the terms of the Original Agreement in the manner provided herein.
Beach Hotel Associates LLC — Fourth Amended & Restated Operating Agreement

The parties hereto hereby agree as follows:
1. Name; Formation. The name of the limited liability company is BEACH HOTEL ASSOCIATES LLC. The Certificate of Formation of the Company was filed for record in the office of the Secretary of State of the State of Delaware on August 13, 2004, in accordance with the Act, by Deborah Reusch, an authorized person within the meaning of the Act. Upon the filing of the Certificate of Formation with the Secretary of State of the State of Delaware, her powers as an “authorized person” ceased, and the Member thereupon became the designated “authorized person” and shall continue as the designated “authorized person” within the meaning of the Act. The Member, as an authorized person, within the meaning of the Act, shall execute, deliver and file, or cause the execution, delivery and filing of, all certificates (and any amendments and/or restatements thereof) required or permitted by the Act to be filed with the Secretary of State of the State of Delaware. The Member shall execute, deliver and file, or cause the execution, delivery and filing of any certificates (and any amendments and/or restatements thereof) necessary for the Company to qualify to do business in any other jurisdiction in which the Company may wish to conduct business. The terms and provisions of the Original Agreement are hereby amended and restated in their entirety as set forth herein.
2. Term. The Company shall dissolve on December 31, 2048 unless dissolved before such date in accordance with this Agreement. The existence of the Company as a separate legal entity shall continue until cancellation of the Certificate of Formation as provided in the Act.
3. Management; Board of Directors. Except as otherwise specifically provided in this Agreement, the management of the Company shall be vested in the Managing Member who shall manage the Company in accordance with the Act.
(a) Until “Full Payment” of the “Obligations” (as such terms are defined in the Credit Agreement hereinafter defined), the Company shall have a board of managers which shall be designated as the Company’s “Board of Directors” and each member of the Board of Directors shall be designated as a “Director.” The Board of Directors shall only have the authority expressly set forth in this Agreement. The Directors are “managers” within the meaning of the Act with only such duties and rights as are expressly set forth in this Agreement. The initial members of the Board of Directors shall be set forth on Schedule A attached hereto. Members of the Board of Directors may be appointed and removed from time to time by the Managing Member, in its sole discretion, provided, however, that until Full Payment of the Obligations, the Company shall have at least two Independent Directors on the Board of Directors. The Board of Directors shall hold meetings, at such times and places to be designated by the Managing Member.
(b) Intentionally omitted.
(c) Until Full Payment of the Obligations, the Company may take the following actions only with approval of the Managing Member and unanimous approvals of all members of the Board of Directors, including, without limitation, all of the Independent Directors.
(i) make any assignment for the benefit of the Company’s creditors;
Beach Hotel Associates LLC — Fourth Amended & Restated Operating Agreement

(ii) file, or consent to or acquiesce in the filing of or a petition in, a bankruptcy, insolvency or reorganization petition or otherwise institute insolvency proceedings or otherwise seek any relief under laws relating to the relief from debts or the protection of debtors generally;
(iii) seek or consent to or acquiesce in the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for the Company or for all or any portion of the Company’s properties;
(iv) admit in writing its inability to pay its debts generally as they become due;
(v) take any action that might cause the Company to become insolvent;
(vi) except as permitted by Section 20, amend this Agreement;
(vii) to the fullest extent permitted by law, voluntarily dissolve and wind up, or consolidate or merge the Company or sell all or substantially all of the assets of the Company;
(viii) engage in any business activity not set forth in Section 5 of this Agreement.
To the fullest extent permitted by applicable law, no member of the Board of Directors shall be guilty of breaching any fiduciary duty to any Member by refusing to consent to any of the above listed actions.
(d) Notwithstanding anything in this Agreement, to the fullest extent permitted by law, until Full Payment of the Obligations, the Company may not take any of the actions set forth in Subsection (vii) of Subparagraph (c) of this Section 3.
(e) To the fullest extent permitted by law, including Section 18-1101(c) of the Act, the Independent Directors shall consider only the interests of the Company, including its respective creditors, in acting or otherwise voting on the matters referred to in Section 3(c). No resignation or removal of an Independent Director, and no appointment of a successor Independent Director, shall be effective until such successor (i) shall have accepted his or her appointment as an Independent Director by a written instrument, which may be a counterpart signature page to the Management Agreement, and (ii) shall have executed a counterpart to this Agreement as required by Section 8(a). In the event of a vacancy in the position of Independent Director, the Managing Member shall, as soon as practicable, appoint a successor Independent Director. All right, power and authority of the Independent Directors shall be limited to the extent necessary to exercise those rights and perform those duties specifically set forth in this Agreement. Except as provided in the first sentence of this Section 3(e), in exercising their rights and performing their duties under this Agreement, any Independent Director shall have a fiduciary duty of loyalty and care similar to that of a director of a business corporation organized under the General Corporation Law of the State of Delaware. No Independent Director shall at any time serve as trustee in bankruptcy for any Affiliate of the Company. Each Independent Director shall execute and deliver the Management Agreement. The Independent Directors designated by the Managing Member shall continue to be Kenneth J. Uva and Victor A. Duva. Unless otherwise restricted by law, any Independent Director may be removed or expelled, with or without cause, at any time by the Managing Member, and, subject to this Section 3, any vacancy caused by any such removal or expulsion may be filled by action of the Managing Member provided that any replacement Independent Director fulfills the requirements of being an Independent Director hereunder.
Beach Hotel Associates LLC — Fourth Amended & Restated Operating Agreement

4. Authority. Except as otherwise provided herein and subject to Section 3, the management of the Company shall be vested solely in the Member, who shall have all powers to control and manage the business and affairs of the Company and may exercise all powers of the Company. Subject to Sections 3, 5 and 7, the Managing Member is authorized to (i) execute any and all documents and agreements on behalf of the Company, and to engage in all activities related thereto; and (ii) execute any and all agreements, affidavits and indemnities necessary or appropriate to effectuate any and all transactions of the Company. The Company, by or through the Managing Member on behalf of the Company, may enter into and perform the Loan Documents (as defined herein) and all documents, agreements, certificates, or financing statements contemplated thereby or related thereto, all without any further act, vote or approval of any other Person notwithstanding any other provision of this Agreement, the Act or applicable law, rule or regulation. The foregoing authorization shall not be deemed a restriction on the powers of the Managing Member to enter into other agreements on behalf of the Company, subject to Section 5 and Section 6.
5. Purpose. The purpose of the Company is solely to:
(a) acquire, own, hold, maintain, manage, operate, improve, develop, finance, pledge, encumber, mortgage, sell, exchange, lease, dispose of and otherwise deal with the property located at 1685 Collins Avenue, Miami Beach, Florida and commonly known as The Delano Hotel and the related improvements thereon (the “Property”), together with such other activities as may be necessary or advisable in connection with the ownership of the Property in accordance with the Loan Documents;
(b) borrow funds under and give security for and guarantee the loans and other credit facilities provided pursuant to the Credit Agreement dated as of October 6, 2006 among Morgans Group LLC (“Borrower”). Beach Hotel Associates, LLC, Morgans Holdings LLC, Royalton LLC, Morgans Hotel Group Co., Wachovia Bank, National Association, as Administrative Agent (the “Agent”). Citigroup Global Markets, Inc., as Syndication Agent, and certain other financial institutions party thereto, as amended by First Amendment to Credit Agreement dated as of November 10, 2006, Second Amendment to Credit Agreement dated as of January 8, 2007, Third Amendment to Credit Agreement dated as of October 10, 2007, Fourth Amendment to Credit Agreement dated as of January 16, 2008, and Fifth Amendment to Credit Agreement; and Waiver Agreement dated as of August     , 2009, and as the same may be further amended, restated, supplemented, or otherwise modified from time to time (collectively, the “Credit Agreement”), and the other “Loan Documents” as defined in the Credit Agreement;
Beach Hotel Associates LLC — Fourth Amended & Restated Operating Agreement

(c) give security for the Obligations under the Loan Documents or for any other indebtedness to the extent not prohibited by the Loan Documents; and
(d) refinance the Obligations and grant security interests to secure same, to the extent same is not a violation of the Loan Documents.
6. Company Business. The Company shall not engage in any business unrelated to the ownership of the Property and shall not own any assets other than those related to the Property or otherwise in furtherance of the purposes of the Company. The Company shall not incur any indebtedness other than the indebtedness under the Loan Documents, related to the Property or otherwise provided herein or permitted under the Loan Documents.
7. Separateness Covenants. Notwithstanding anything to the contrary contained herein (except the penultimate sentence of Section 4), for so long as any portion of the Obligations is outstanding, the Company shall conduct its affairs in accordance with the following provisions:
(a) It shall be a limited liability company organized solely for the purpose of owning the Property.
(b) It shall not own any assets other than those related to the Property.
(c) To the fullest extent permitted by law, (i) it shall not engage in, seek or consent to any dissolution, winding up, or liquidation, (ii) it shall not engage in any consolidation, merger, or asset sale (except as permitted in the Loan Documents or if there is Full Payment of the Obligations), (iii) it shall not transfer any limited liability company interests in the Company (except as expressly provided in the Loan Documents or with the written consent of the Agent) and (iv) it shall not further amend this Agreement or the Certificate of Formation (except as required by law).
(d) It shall remain solvent and maintain adequate capital in light of its contemplated business operations, provided, however, the foregoing shall not require the Member to make any additional capital contributions to the Company.
(e) It shall not fail to correct any known misunderstanding regarding the separate identity of such entity.
(f) It shall maintain its accounts, books and records separate from any other Person other than the Loan Parties (as defined in the Credit Agreement) and shall file its own tax returns.
(g) It shall maintain its books, records, resolutions and agreements as official records.
(h) It shall not commingle its funds or assets with those of any other Person other than the Loan Parties.
Beach Hotel Associates LLC — Fourth Amended & Restated Operating Agreement

(i) It shall hold its assets in its own name.
(j) Intentionally omitted.
(k) It shall maintain its financial statements, accounting records and other entity documents separate from any other Person, except that its financial statements may be consolidated with those of Morgans Hotel Group Co. (the “Parent”), other Loan Parties or their consolidated Subsidiaries.
(l) It shall pay its own liabilities, including the salaries of its own employees, out of funds and assets of its own or of any Loan Party, provided, however, the foregoing shall not require the Member to make any additional capital contributions to the Company.
(m) It shall observe all limited liability company formalities.
(n) It shall maintain an arm’s-length relationship with its Affiliates to the extent required by the Loan Documents.
(o) It shall have no indebtedness other than the Obligations and indebtedness permitted under the Loan Documents, related to the Property or otherwise provided herein.
(p) It shall not assume or guarantee or become obligated for the debts of any other Person or hold out its credit as being available to satisfy the obligations of any other Person except for the obligations of the Loan Parties or obligations under the Loan Documents.
(q) It shall not acquire obligations or securities of its members.
(r) It shall allocate fairly and reasonably shared expenses, including shared office space.
(s) It shall not pledge its assets to secure obligations, other than in its capacity as a co-borrower or guarantor under the Loan Documents or in connection with providing security therefor.
(t) Intentionally omitted.
(u) It shall maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person;
(v) It shall not make loans to any Person other than to any affiliate that is a Loan Party to the extent permitted by the Credit Agreement.
(w) Intentionally omitted.
Beach Hotel Associates LLC — Fourth Amended & Restated Operating Agreement

(x) It shall not enter into or be a party to, any transaction with its members or Affiliates except as permitted pursuant to the Loan Documents.
(y) Except as set forth in this Agreement, it shall have no obligation to indemnify its partners, officers, directors or members, as the case may be, unless such obligation is fully subordinated to the Obligations and will not constitute a claim against it if cash flow in excess of the amount required to pay the Debt is insufficient to pay such obligation.
(z) To the fullest extent permitted by law, it shall consider the interests of its creditors in connection with all limited liability company actions.
(aa) It shall not engage in any business unrelated to the ownership of the Property.
Failure to comply with any of the foregoing covenants shall not affect the status of the Company as a separate legal entity.
This Section 7 is being adopted in order to comply with certain provisions required in order to qualify the Company as a “special purpose” entity.
8. Members. The name and the business, residence or mailing address of the Member is as follows:

Name	Address

MORGANS GROUP LLC	475 Tenth Avenue New York, New York 10018
(a) Notwithstanding any provision in this Agreement to the contrary, upon the occurrence of any event that causes the Member to cease to be a member of the Company (other than (x) upon an assignment by the Member of all of its limited liability company interest in the Company and the admission of the transferee, if permitted pursuant to Loan Documents or (y) the resignation of the Member and the admission of an additional member of the Company pursuant to this Agreement, if permitted by the Loan Documents), each Person acting as an Independent Director shall, without any action of any Person and simultaneously with the Member ceasing to be a member of the Company, automatically be admitted to the Company as a member of the Company (the “Special Member”) and shall preserve and continue the Company without dissolution. No Special Member may resign from the Company or transfer its rights as Special Member unless (i) a successor Special Member has been admitted to the Company as Special Member by executing a counterpart to this Agreement, and (ii) such successor has also accepted its appointment as Independent Director by executing a counterpart to the Agreement and the Management Agreement; provided, however, the Special Members shall automatically cease to be members of the Company upon the admission to the Company of a substitute Member but shall not thereby cease to be Independent Directors. Each Special Member shall be a member of the Company that has no interest in the profits, losses and capital of the Company and has no right to receive any distributions of Company assets.
Beach Hotel Associates LLC — Fourth Amended & Restated Operating Agreement

Pursuant to Section 18-301 of the Act, a Special Member shall not be required to make any capital contributions to the Company and shall not receive a limited liability company interest in the Company. A Special Member, in its capacity as Special Member, may not bind the Company. Except as required by any mandatory provision of the Act, each Special Member, in its capacity as Special Member, shall have no right to vote on, approve or otherwise consent to any action by, or matter relating to, the Company, including, without limitation, the merger, consolidation or conversion of the Company. In order to implement the future, contingent admission to the Company of each Special Member, each Person acting as an Independent Director shall execute a counterpart to this Agreement. Prior to its admission to the Company as Special Member, each Person acting as an Independent Director shall not be a member of the Company.
9. Membership Interests. The Managing Member shall have and own 100% of the Membership Interests.
10. Capital Contributions. Any Member may make one or more capital contributions to the Company provided, however, any capital contribution will only be made with the consent of the Member making such contribution.
11. Capital Accounts. The capital accounts of each Member shall be allocated in accordance with their capital contributions and shall be maintained in accordance with Section 704(b) of the Internal Revenue Code and the Treasury Regulations promulgated thereunder.
12. Admission of Additional Members by the Company. One or more additional Members of the Company may be admitted to the Company with the unanimous vote or written consent of all of the Members; provided, however, no additional Member may be admitted to the Company as a Member of the Company, other than pursuant to Sections 8(a) or 21(a), unless the Agent consents in writing.
13. Resignation of the Member. No Member may resign from the Company as a Member of the Company unless a substitute Member or a transferee of such Member’s interest is admitted as a Member of the Company in accordance with the terms herein.
14. Assignments; Rights of Assignee To Become a Member. Until such time as Full Payment of the Obligations has occurred, the Managing Member shall not, except as expressly permitted by the Loan Documents, take any action to sell, transfer, exchange, convey, encumber or dispose of any of its Membership Interest. Subject to the foregoing sentence, if the Member transfers all of its limited liability company interest in the Company pursuant to this Section 14, the transferee’s admission shall be deemed effective immediately prior to the transfer and, immediately following such admission, the transferor Member shall cease to be a member of the Company. Any successor to the Member by merger or consolidation in compliance with the Loan Documents shall, without further act, be the Member hereunder, and such merger or consolidation shall not constitute an assignment for purposes of this Agreement and the Company shall continue without dissolution. Notwithstanding anything to the contrary contained herein, the Member shall not, without the prior written consent of the Agent, issue and shall not permit the issuance of any additional limited liability company interests of the Company other than its initial issuance of limited liability company interests issued on or prior to the date of this Agreement.
Beach Hotel Associates LLC — Fourth Amended & Restated Operating Agreement

15. Liability of Members. Except as otherwise expressly provided by the Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be the debts, obligations and liabilities solely of the Company, and neither the Member nor the Special Members nor any Director shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Member, Special Member or Director of the Company.
16. Exculpation of Members. Neither the Member nor the Special Members nor any officer, Director, employee or agent of the Company nor any employee, representative, agent or Affiliate of the Member or the Special Members (collectively, the “Covered Persons”) shall be liable to the Company or any other Person who has an interest in or claim against the Company for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by this Agreement, except that a Covered Person shall be liable for any such loss, damage or claim incurred by reason of such Covered Persons gross negligence or willful misconduct.
17. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, all rights and remedies being governed by said laws, without regard to principles of conflict of laws.
18. Indemnification. To the fullest extent permitted by applicable law and to the extent permitted under this Agreement, a Covered Person shall be entitled to indemnification from the Company for any loss, damage or claim incurred by such Covered Person by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by this Agreement, except that no Covered Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Covered Person by reason of such Covered Person’s gross negligence or willful misconduct with respect to such acts or omissions; provided, however, that any indemnity under this Section 18 by the Company shall be provided out of and to the extent of Company assets only, and the Member and the Special Members shall not have personal liability on account thereof; and provided further, that so long as any obligation imposed by the Loan Documents is outstanding, no indemnity payment from funds of the Company (as distinct from funds from other sources, such as insurance) of any indemnity under Section 18 shall be payable from amounts allocable to any other Person pursuant to the Loan Documents.
19. Tax Characterization and Returns. It is the intention of the Member that the Company be disregarded for federal and all relevant state tax purposes and that the activities of the Company be deemed to be activities of the Member for such purposes. All provisions of this Agreement are to be construed so as to preserve that tax status. The Member is hereby authorized to file any necessary elections, and shall be required to file any necessary tax returns, on behalf of the Company with any such tax authorities.
Beach Hotel Associates LLC — Fourth Amended & Restated Operating Agreement

20. Amendments.
(a) Subject to Sections 7 and 20(b) below, Sections 3, 5, 6, 7, 8(a) and 20 of this Agreement may only be amended with approval of the Managing Member and all members of the Board of Directors, including, without limitation, the Independent Directors.
(b) Notwithstanding Section 20(a), this Agreement shall not be amended except in compliance with the Loan Documents until Full Payment of the Obligations.
21. Dissolution; Liquidation; Termination. (a) The Company shall be dissolved, and its affairs shall be wound up upon the first to occur of the following: (i) the termination of the legal existence of the last remaining member of the Company or the occurrence of any other event which terminates the continued membership of the last remaining member of the Company in the Company unless the Company is continued without dissolution in a manner permitted by this Agreement or the Act or (ii) the entry of a decree of judicial dissolution under Section 18-802 of the Act. Upon the occurrence of any event that causes the last remaining member of the Company to cease to be a member of the Company or that causes the Member to cease to be a member of the Company (other than (x) upon an assignment by Member of all of its limited liability company interest in the Company and the admission of the transferee, if permitted pursuant to the Loan Documents, or (y) the resignation of Member and the admission of an additional member of the Company pursuant to this Agreement, if permitted pursuant to the Loan Documents), to the fullest extent permitted by law, the personal representative of such member is hereby authorized to, and shall, within 90 days after the occurrence of the event that terminated the continued membership of such member in the Company, agree in writing (i) to continue the Company and (ii) to the admission of the personal representative or its nominee or designee, as the case may be, as a substitute member of the Company, effective as of the occurrence of the event that terminated the continued membership of such member in the Company.
(b) Notwithstanding any other provision of this Agreement, the Member or a Special Member becoming a Bankrupt Member shall not cause the Member or Special Member, respectively, to cease to be a member of the Company and upon the occurrence of such an event, the Company shall continue without dissolution.
(c) Notwithstanding any other provision of this Agreement, each of the Member and Special Members waives any right it might have to agree in writing to dissolve the Company upon the Member or a Special Member becoming a Bankrupt Member or the occurrence of an event that causes the Member or a Special Member to cease to be a member of the Company.
(d) In the event of dissolution, the Company shall conduct only such activities as are necessary to wind up its affairs (including the sale of the assets of the Company in an orderly manner), and the assets of the Company shall be applied in the manner, and in the order of priority, set forth in Section 18-804 of the Act.
Beach Hotel Associates LLC — Fourth Amended & Restated Operating Agreement

(e) The Company shall terminate when (i) all of the assets of the Company, after payment of or due provision for all debts, liabilities and obligations of the Company shall have been distributed to the Member in the manner provided for in this Agreement and (ii) the Certificate of Formation shall have been canceled in the manner required by the Act.
(f) To the fullest extent permitted by law, each of the Member and the Special Members shall irrevocably waive any right or power that they might have to cause the Company or any of its assets to be partitioned, to cause the appointment of a receiver for all or any portion of the assets of the Company, to compel any sale of all or any portion of the assets of the Company pursuant to any applicable law or to file a complaint or to institute any proceeding at law or in equity to cause the dissolution, liquidation, winding up or termination of the Company,
22. Entire Agreement. This Agreement contains the entire understanding between the parties and supersedes any prior understandings or agreements between them respecting the within subject matter. There are no representations, agreements, arrangements or understandings, oral or written, between the parties hereto relating to the subject matter of this Agreement which are not fully expressed herein.
23. Definitions. Whenever used in this Agreement the following terms shall have the meanings respectively assigned to them in this Section 23 unless otherwise expressly provided herein or unless the context otherwise requires:
Affiliate: shall mean any other Person that, directly or indirectly, is in Control of, is Controlled by or is under common Control with such Person or is a director or officer of such Person or of an Affiliate of such Person.
Agreement: shall mean this Fourth Amended and Restated Limited Liability Company Agreement of the Company as the same may be amended or restated from time to time in accordance with its terms.
Control: shall mean with respect to any Person, either (i) ownership directly or indirectly of forty-nine percent (49%) or more of all equity interests in such Person or (ii) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities, by contract or otherwise.
Beach Hotel Associates LLC — Fourth Amended & Restated Operating Agreement

Bankrupt Member: shall mean any member (a) that (i) makes an assignment for the benefit of creditors; (ii) files a voluntary petition in bankruptcy; (iii) is adjudged a bankrupt or insolvent, or has entered against such member an order for relief, in any bankruptcy or insolvency proceeding; (iv) files a petition or answer seeking for the member any reorganization, arrangement, composition, readjustment, liquidation, or similar relief under any statute, law or regulation; (v) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the member in any proceeding of the type described in subclauses (i) through (iv) of this clause (a); or (vi) seeks, consents to, or acquiesces in the appointment of a trustee, receiver or liquidator of the member or of all or any substantial part of the member’s properties; or (b) against which, a proceeding seeking reorganization, arrangement, composition, readjustment, liquidation, or similar relief under any statute, law or regulation has been commenced and one hundred twenty (120) days have expired without dismissal thereof or with respect to which, without the member’s consent or acquiescence, a trustee, receiver or liquidator of the member or of all or any substantial part of the member’s properties has been appointed and ninety (90) days have expired without the appointment having been vacated or stayed, or ninety (90) days have expired after the date of expiration of a stay, if the appointment has not previously been vacated. The foregoing is intended to and shall supersede and replace the events of bankruptcy described in Sections 18-304(a) and (b) of the Act.
Company: shall mean Beach Hotel Associates LLC, the Delaware limited liability company continued pursuant to the Act and this Agreement.
Independent Director: shall mean a natural person selected by the Company and reasonably satisfactory to Agent who shall not have been at the time of such individual’s appointment as an Independent Director, and shall not have been at any time during the preceding five years (i) a shareholder/partner/member of, or an officer or employee of, the Company or any of its shareholders, subsidiaries or Affiliates, (ii) a director (other than as an Independent Director) of any shareholder, subsidiary or Affiliate of the Company, (iii) a customer of, or supplier to, the Company or any of its shareholders, subsidiaries or Affiliates (other than an individual provided by a business that provides independent directors and corporate services in the ordinary course), (iv) a Person who Controls any such shareholder, supplier or customer, or (v) a member of the immediate family of any such shareholder) director/partner/member, officer, employee, supplier or customer or of any director of the Company (other than as an Independent Director). Notwithstanding the foregoing, an Independent Director may serve in similar capacities for other “special purpose” corporations formed by the Member or any affiliate thereof. The initial Independent Directors of the Company shall be Kenneth J. Uva and Victor A. Duva.
Management Agreement: shall mean the agreement of the Independent Directors in the form attached hereto as Schedule B. The Management Agreement shall be deemed incorporated into, and a part of, this Agreement.
Managing Member: shall mean the Member and any successor Managing Member appointed pursuant to this Agreement, each in its capacity as a managing member of the Company.
Member: shall mean Morgans Group LLC and any Person hereafter admitted to the Company as a member as provided in this Agreement, each in its capacity as a member of the Company; provided, however, the term “Member” shall not include the Special Members.
Beach Hotel Associates LLC — Fourth Amended & Restated Operating Agreement

Membership Interest: shall mean the limited liability company interest of the Member in the Company, including, without limitation, rights in the capital of the Company, rights to receive distributions (liquidating or otherwise) and allocations of profits and losses. The Member’s Membership Interest shall be expressed as a percentage which shall equal the ratio that the value of the Capital Contributions made by such Member bears to the Capital Contributions of all members. The Member’s initial Membership Interest shall be one hundred percent (100%).
Person: means any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, any other person or entity, and any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.
24. Distributions. Distributions shall be made to the Members at the times and in the aggregate amounts determined by the Managing Member. Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not be permitted to make a distribution to a member on account of its interest in the Company if such distribution would violate Section 18-607 of the Act or any other applicable law or the Loan Documents.
25. Uniform Commercial Code. The limited liability company interests in the Company shall not be evidenced by certificates. The Company shall maintain books for the purpose of registering the transfer of limited liability company interests, and, upon any transfer of limited liability company interests in the Company, the Company shall notify the registered owner of any applicable restrictions on the transfer of limited liability company interests.
26. Benefits of Agreement; No Third Party Rights. (a) None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditor of the Company or by any creditor of the Member or a Special Member and (b) nothing in this Agreement shall be deemed to create any right in any Person (other than Covered Persons) not a party hereto, and this Agreement shall not be construed in any respect to be a contract in whole or in part for the benefit of any third Person.
27. Binding Agreement. Notwithstanding any other provision of this Agreement, the Member agrees that this Agreement constitutes a legal, valid and binding agreement of the Member, and is enforceable against the Member by the Independent Directors, in accordance with its terms.
28. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Agreement and all of which together shall constitute one and the same instrument.
Beach Hotel Associates LLC — Fourth Amended & Restated Operating Agreement

IN WITNESS WHEREOF, the Member has executed this Agreement effective as of the date first above written.

MORGANS GROUP LLC By: Morgans Hotel Group Co.
By:
	Name:	Richard Szymanski
	Title:	Chief Financial Officer and Secretary

Beach Hotel Associates LLC — Fourth Amended & Restated Operating Agreement

Kenneth J. Uva
Independent Director
Beach Hotel Associates LLC — Fourth Amended & Restated Operating Agreement

Victor A. Duva
Independent Director
Beach Hotel Associates LLC — Fourth Amended & Restated Operating Agreement

Schedule A
Board of Directors
Morgans Group LLC
Kenneth J. Uva
Victor A. Duva
Beach Hotel Associates LLC — Fourth Amended & Restated Operating Agreement

Schedule B
Management Agreement
October 6, 2006
Beach Hotel Associates LLC
c/o Morgans Hotel Group LLC
475 Tenth Avenue
New York, New York 10018

Re:	Management Agreement — Beach Hotel Associates LLC (the “Company”)
Ladies and Gentlemen:
For good and valuable consideration, each of the undersigned Persons, who have been designated as Independent Directors of the Company, in accordance with the Fourth Amended and Restated Limited Liability Company Agreement of the Company, dated as of the date hereof, as it may be amended or restated from time to time (the “LLC Agreement”), hereby agree as follows:
1. Each of the undersigned accepts such Person’s rights and authority as an Independent Director under the LLC Agreement and agrees to perform and discharge such Person’s duties and obligations as an Independent Director under the LLC Agreement, and further agrees that such rights, authorities, duties and obligations under the LLC Agreement shall continue until such Person’s successor as an Independent Director is designated or until such Person’s resignation or removal as an Independent Director in accordance with the LLC Agreement. Each of the undersigned agrees and acknowledges that it has been designated as a “manager” of the Company within the meaning of the Delaware Limited Liability Company Act.
2. So long as any Obligation is outstanding, each of the undersigned agrees, solely in its capacity as a creditor of the Company on account of any indemnification or other payment owing to the undersigned by the Company, not to acquiesce, petition or otherwise invoke or cause the Company to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Company under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company or any substantial part of the property of the Company, or ordering the winding up or liquidation of the affairs of the Company.
3. THIS MANAGEMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, AND ALL RIGHTS AND REMEDIES SHALL BE GOVERNED BY SUCH LAWS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.
Beach Hotel Associates LLC — Fourth Amended & Restated Operating Agreement

Initially capitalized terms used and not otherwise defined herein have the meanings set forth in the LLC Agreement.
This Management Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Management Agreement and all of which together shall constitute one and the same instrument.
Beach Hotel Associates LLC — Fourth Amended & Restated Operating Agreement

IN WITNESS WHEREOF, the undersigned have executed this Management Agreement as of the day and year first above written.

Victor A. Duva
[Signature Page to Management Agreement — 1]
Beach Hotel Associates LLC — Fourth Amended & Restated Operating Agreement

Kenneth J. Uva
[Signature Page to Management Agreement — 2]
Beach Hotel Associates LLC — Fourth Amended & Restated Operating Agreement

EXHIBIT B-4

Operating Agreement for Morgans/Delano Pledgor LLC
See attached.

THE TRANSFER OF THE LIMITED LIABILITY COMPANY INTERESTS DESCRIBED IN
THIS AGREEMENT IS RESTRICTED AS DESCRIBED HEREIN,
THIRD AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF
MORGANS/DELANO PLEDGOR LLC
This Third Amended and Restated Limited Liability Company Agreement (this “Agreement”) of MORGANS/DELANO PLEDGOR LLC, a Delaware limited liability company (the “Company”), is adopted and entered into as of August     , 2009, by (i) Morgans Group LLC, a Delaware limited liability company, as managing member (the “Managing Member” or “Member”, and in the event an additional person or persons shall become members, the term “Members” shall include such other persons who shall become members of the Company in accordance with the terms of this Agreement, provided, however, the term “Member” shall not include the “Special Members” as hereinafter defined), and (ii) Kenneth J. Uva, as the Independent Director, pursuant to and in accordance with the Delaware Limited Liability Company Act, 6 Del. C. § 18-101 et seq., as amended from time to time (the “Act”), Terms used in this Agreement which are not otherwise defined shall have the respective meanings given those terms in the Act or in Section 23 hereof.
WHEREAS, the Company was formed on August 10, 2004 pursuant to a Certificate of Formation filed with the Secretary of State of the State of Delaware (as amended or amended and restated from time to time, the “Certificate of Formation”); and
WHEREAS, the Member continued the Company pursuant to that certain Limited Liability Company Agreement on August 13, 2004, as amended, restated or modified through the date hereof, including on October 6, 2006 (as so amended and restated, the “Original Agreement”); and
WHEREAS, the Member is the sole member of the Company; and
WHEREAS, the Member and the Independent Director desire to amend and restate the terms of the Original Agreement in the manner provided herein.
The parties hereto hereby agree as follows:
1. Name; Formation. The name of the limited liability company is MORGANS/DELANO PLEDGOR LLC. The Certificate of Formation of the Company was filed for record in the office of the Secretary of State of the State of Delaware on August 10, 2004, in accordance with the Act, by Deborah Reusch, an authorized person within the meaning of the Act. Upon the filing of the Certificate of Formation with the Secretary of State of the State of Delaware, her powers as an “authorized person” ceased, and the Member thereupon became the designated “authorized person” and shall continue as the designated “authorized person” within the meaning of the Act. The Member, as an authorized person, within the meaning of the Act, shall execute, deliver and file, or cause the execution, delivery and filing of, all certificates (and any amendments and/or restatements thereof) required or permitted by the Act to be filed with the Secretary of State of the State of Delaware. The Member shall execute, deliver and file, or cause the execution, delivery and filing of any certificates (and any amendments and/or restatements thereof) necessary for the Company to qualify to do business in any other jurisdiction in which the Company may wish to conduct business, The terms and provisions of the Original Agreement are hereby amended and restated in their entirety as set forth herein.
Morgans/Delano Pledgor — Third Amended & Restated LLC Agreement

2. Term. The Company shall dissolve on December 31, 2048 unless dissolved before such date in accordance with this Agreement, The existence of the Company as a separate legal entity shall continue until cancellation of the Certificate of Formation as provided in the Act.
3. Management; Board of Directors. Except as otherwise specifically provided in this Agreement, the management of the Company shall be vested in the Managing Member who shall manage the Company in accordance with the Act.
(a) Until “Full Payment” of the “Obligations” (as such terms are defined in the Credit Agreement hereinafter defined), the Company shall have a board of managers which shall be designated as the Company’s “Board of Directors” and each member of the Board of Directors shall be designated as a “Director,” The Board of Directors shall only have the authority expressly set forth in this Agreement. The Directors are “managers” within the meaning of the Act with only such duties and rights as are expressly set forth in this Agreement, The initial members of the Board of Directors shall be set forth on Schedule A attached hereto. Members of the Board of Directors may be appointed and removed from time to time by the Managing Member, in its sole discretion, provided, however, that until Full Payment of the Obligations, the Company shall have at least one Independent Director on the Board of Directors, The Board of Directors shall hold meetings, at such times and places to be designated by the Managing Member.
(b) Intentionally omitted.
(c) Until Full Payment of the Obligations, the Company may take the following actions only with approval of the Managing Member and unanimous approvals of all members of the Board of Directors, including, without limitation, the Independent Director.
(i) make any assignment for the benefit of the Company’s creditors;
(ii) file, or consent to or acquiesce in the filing of or a petition in, a bankruptcy, insolvency or reorganization petition or otherwise institute insolvency proceedings or otherwise seek any relief under laws relating to the relief from debts or the protection of debtors generally;
(iii) seek or consent to or acquiesce in the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for the Company or for all or any portion of the Company’s properties;
Morgans/Delano Pledgor — Third Amended & Restated LLC Agreement

(iv) admit in writing its inability to pay its debts generally as they become due;
(v) take any action that might cause the Company to become insolvent;
(vi) except as permitted by Section 20, amend this Agreement;
(vii) to the fullest extent permitted by law, voluntarily dissolve and wind up, or consolidate or merge the Company or sell all or substantially all of the assets of the Company;
(viii) engage in any business activity not set forth in Section 5 of this Agreement.
To the fullest extent permitted by applicable law, no member of the Board of Directors shall be guilty of breaching any fiduciary duty to any Member by refusing to consent to any of the above listed actions.
(d) Notwithstanding anything in this Agreement, to the fullest extent permitted by law, until Full Payment of the Obligations, the Company may not take any of the actions set forth in Subsection (vii) of Subparagraph (c) of this Section 3.
(e) To the fullest extent permitted by law, including Section 18-1101(c) of 3 the Act, the Independent Director shall consider only the interests of the Company, including its respective creditors, in acting or otherwise voting on the matters referred to in Section 3(c). No resignation or removal of the Independent Director, and no appointment of a successor Independent Director, shall be effective until such successor (i) shall have accepted his or her appointment as an Independent Director by a written instrument, which may be a counterpart signature page to the Management Agreement, and (ii) shall have executed a counterpart to this Agreement as required by Section 8(a). In the event of a vacancy in the position of Independent Director, the Managing Member shall, as soon as practicable, appoint a successor Independent Director. All right, power and authority of the Independent Director shall be limited to the extent necessary to exercise those rights and perform those duties specifically set forth in this Agreement. Except as provided in the first sentence of this Section 3(e), in exercising his rights and performing his duties under this Agreement,-the Independent Director shall have a fiduciary duty of loyalty and care similar to that of a director of a business corporation organized under the General Corporation Law of the State of Delaware. The Independent Director shall at any time serve as trustee in bankruptcy for any Affiliate of the Company. The Independent Director shall execute and deliver the Management Agreement. The Independent Director designated by the Managing Member shall continue to be Kenneth J. Uva. Unless otherwise restricted by law, the Independent Director may be removed or expelled, with or without cause, at any time by the Managing Member, and, subject to this Section 3, any vacancy caused by any such removal or expulsion may be filled by action of the Managing Member provided that any replacement Independent Director fulfills the requirements of being an Independent Director hereunder.
Morgans/Delano Pledgor — Third Amended & Restated LLC Agreement

4. Authority. Except as otherwise provided herein and subject to Section 3, the management of the Company shall be vested solely in the Member, who shall have all powers to control and manage the business and affairs of the Company and may exercise all powers of the Company, Subject to Sections 3, 5 and 7, the Managing Member is authorized to (i) execute any and all documents and agreements on behalf of the Company, and to engage in all activities related thereto; and (ii) execute any and all agreements, affidavits and indemnities necessary or appropriate to effectuate any and all transactions of the Company. The Company, by or through the Managing Member on behalf of the Company, may enter into and perform the Loan Documents (as defined herein) and all documents, agreements, certificates, or financing statements contemplated thereby or related thereto, all without any further act, vote or approval of any other Person notwithstanding any other provision of this Agreement, the Act or applicable law, rule or regulation. The foregoing authorization shall not be deemed a restriction on the powers of the Managing Member to enter into other agreements on behalf of the Company, subject to Section 5 and Section 6.
5. Purpose. The purpose of the Company is solely to:
(a) own, hold and maintain 100% of the limited liability company interests in Madison Bar Company LLC and 50% of the limited liability company interest in SC Morgans/Delano LLC (collectively, the “LLC Interests”), together with such other activities as may be necessary or advisable in connection with the LLC Interests in accordance with the Loan Documents;
(b) give security for and guarantee the loans and other credit facilities provided pursuant to the Credit Agreement dated as of October 6,2006 among Morgans Group LLC (“Borrower”), Beach Hotel Associates, LLC, Morgans Holdings LLC, Royalton, LLC, Morgans Hotel Group Co., Wachovia Bank, National Association, as Administrative Agent (the “Agent”), Citigroup Global Markets, Inc., as Syndication Agent, and certain other financial institutions party thereto, as amended by First Amendment to Credit Agreement dated as of November 10, 2006, Second Amendment to Credit Agreement dated as of January 8, 2007, Third Amendment to Credit Agreement dated as of October 10, 2007, Fourth Amendment to Credit Agreement dated as of January 16, 2008, and Fifth Amendment to Credit Agreement; and Waiver Agreement dated as of August      , 2009, and as the same may be further amended, restated, supplemented or otherwise modified from time to time (collectively, the “Credit Agreement”), and the other “Loan Documents” as defined in the Credit Agreement;
(c) give security for the Obligations under the Loan Documents or for any other indebtedness to the extent not prohibited by the Loan Documents; and
(d) refinance the Obligations and grant security interests to secure same, to the extent same is not a violation of the Loan Documents,
6. Company Business. The Company shall not engage in any business unrelated to the ownership of the LLC Interests and shall not own any assets other than those related to the LLC Interests or otherwise in furtherance of the purposes of the Company. The Company shall not incur any indebtedness other than the indebtedness under the Loan Documents, related to the LLC Interests or otherwise provided herein or permitted under the Loan Documents.
Morgans/Delano Pledgor — Third Amended & Restated LLC Agreement

7. Separateness Covenants. Notwithstanding anything to the contrary contained herein (except the penultimate sentence of Section 4), for so long as any portion of the Obligations is outstanding, the Company shall conduct its affairs in accordance with the following provisions:
(a) It shall be a limited liability company organized solely for the purpose of owning the LLC Interests.
(b) It shall not own any assets other than those related to the LLC Interests.
(c) To the fullest extent permitted by law, (i) it shall not engage in, seek or consent to any dissolution, winding up, or liquidation, (ii) it shall not engage in any consolidation, merger, or asset sale (except as permitted in the Loan Documents or if there is Full Payment of the Obligations), (iii) it shall not transfer any limited liability company interests in the Company (except as expressly provided in the Loan Documents or with the written consent of the Agent) and (iv) it shall not further amend this Agreement or the Certificate of Formation (except as required by law).
(d) It shall remain solvent and maintain adequate capita] in light of its contemplated business operations, provided, however, the foregoing shall not require the Member to make any additional capital contributions to the Company.
(e) It shall not fail to correct any known misunderstanding regarding the separate identity of such entity.
(f) It shall maintain its accounts, books and records separate from any other Person other than the Loan Parties (as defined in the Credit Agreement) and shall file its own tax returns.
(g) It shall maintain its books, records, resolutions and agreements as official records.
(h) It shall not commingle its funds or assets with those of any other Person other than the Loan Parties.
(i) It shall hold its assets in its own name.
(j) Intentionally omitted.
(k) It shall maintain its financial statements, accounting records and other entity documents separate from any other Person, except that its financial statements may be consolidated with those of Morgans Hotel Group Co. (the “Parent”), other Loan Parties or their consolidated Subsidiaries.
Morgans/Delano Pledgor — Third Amended & Restated LLC Agreement

(l) It shall pay its own liabilities, including the salaries of its own employees, out of funds and assets of its own or of any Loan Party, provided, however, the foregoing shall not require the Member to make any additional capital contributions to the Company.
(m) It shall observe all limited liability company formalities.
(n) It shall maintain an arm’s-length relationship with its Affiliates to the extent required by the Loan Documents.
(o) It shall have no indebtedness other than the Obligations and indebtedness permitted under the Loan Documents, related to the LLC Interests or otherwise provided herein.
(p) It shall not assume or guarantee or become obligated for the debts of any other Person or hold out its credit as being available to satisfy the obligations of any other Person except for the obligations of the Loan Parties, obligations under the Loan Documents or obligations of SC Morgans/Delano LLC to the extent permitted by the Loan Documents.
(q) It shall not acquire obligations or securities of its members.
(r) It shall allocate fairly and reasonably shared expenses, including shared office space.
(s) It shall not pledge its assets to secure obligations, other than in its capacity as a pledgor, grantor, or guarantor under the Loan Documents or in connection with providing security therefor.
(t) Intentionally omitted.
(u) It shall maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person;
(v) It shall not make loans to any Person other than to any affiliate that is a Loan Party or SC Morgans/Delano LLC, in each case to the extent permitted by the Credit Agreement.
(w) Intentionally omitted.
(x) It shall not enter into or be a party to, any transaction with its members or Affiliates except as permitted pursuant to the Loan Documents.
(y) Except as set forth in this Agreement, it shall have no obligation to indemnify its partners, officers, directors or members, as the case may be, unless such obligation is fully subordinated to the Obligations and will not constitute a claim against it if cash flow in excess of the amount required to pay the Debt is insufficient to pay such obligation.
Morgans/Delano Pledgor — Third Amended & Restated LLC Agreement

(z) To the fullest extent permitted by law, it shall consider the interests of its creditors in connection with all limited liability company actions.
(aa) It shall not engage in any business unrelated to the ownership of the LLC Interests.
Failure to comply with any of the foregoing covenants shall not affect the status of the Company as a separate legal entity.
This Section 7 is being adopted in order to comply with certain provisions required in order to qualify the Company as a “special purpose” entity.
8. Members. The name and the business, residence or mailing address of the Member is as follows:

Name	Address

MORGANS GROUP LLC	475 Tenth Avenue New York, New York 10018
(a) Notwithstanding any provision in this Agreement to the contrary, upon the occurrence of any event that causes the Member to cease to be a member of the Company (other than (x) upon an assignment by the Member of all of its limited liability company interest in the Company and the admission of the transferee, if permitted pursuant to Loan Documents or (y) the resignation of the Member and the admission of an additional member of the Company pursuant to this Agreement, if permitted by the Loan Documents), each Person acting as an Independent Director shall, without any action of any Person and simultaneously with the Member ceasing to be a member of the Company, automatically be admitted to the Company as a member of the Company (the “Special Member”) and shall preserve and continue the Company without dissolution. No Special Member may resign from the Company or transfer its rights as Special Member unless (i) a successor Special Member has been admitted to the Company as Special Member by executing a counterpart to this Agreement, and (ii) such successor has also accepted its appointment as Independent Director by executing a counterpart to the Agreement and the Management Agreement; provided, however, the Special Members shall automatically cease to be members of the Company upon the admission to the Company of a substitute Member but shall not thereby cease to be Independent Directors. Each Special Member shall be a member of the Company that has no interest in the profits, losses and capital of the Company and has no right to receive any distributions of Company assets. Pursuant to Section 18-301 of the Act, a Special Member shall not be required to make any capital contributions to the Company and shall not receive a limited liability company interest in the Company. A Special Member, in its capacity as Special Member, may not bind the Company. Except as required by any mandatory provision of the Act, each Special Member, in its capacity as Special Member, shall have no right to vote on, approve or otherwise consent to any action by, or matter relating to, the Company, including, without limitation, the merger, consolidation or conversion of the Company. In order to implement the future, contingent admission to the Company of each Special Member, each Person acting as an Independent Director shall execute a counterpart to this Agreement, Prior to its admission to the Company as Special Member, each Person acting as an Independent Director shall not be a member of the Company.
Morgans/Delano Pledgor — Third Amended & Restated LLC Agreement

9. Membership Interests. The Managing Member shall have and own 100% of the Membership Interests.
10. Capital Contributions. Any Member may make one or more capital contributions to the Company provided, however, any capital contribution will only be made with the consent of the Member making such contribution.
11. Capital Accounts. The capital accounts of each Member shall be allocated in accordance with their capital contributions and shall be maintained in accordance with Section 704(b) of the Internal Revenue Code and the Treasury Regulations promulgated thereunder.
12. Admission of Additional Members by the Company. One or more additional Members of the Company may be admitted to the Company with the unanimous vote or written consent of all of the Members; provided, however, no additional Member may be admitted to the Company as a Member of the Company, other than pursuant to Sections 8(a) or 21(a), unless the Agent consents in writing.
13. Resignation of the Member. No Member may resign from the Company as a Member of the Company unless a substitute Member or a transferee of such Member’s interest is admitted as a Member of the Company in accordance with the terms herein.
14. Assignments; Rights of Assignee To Become a Member. Until such time as Full Payment of the Obligations has occurred, the Managing Member shall not, except as expressly permitted by the Loan Documents, take any action to sell, transfer, exchange, convey, encumber or dispose of any of its Membership Interest, Subject to the foregoing sentence, if the Member transfers all of its limited liability company interest in the Company pursuant to this Section 14, the transferee’s admission shall be deemed effective immediately prior to the transfer and, immediately following such admission, the transferor Member shall cease to be a member of the Company, Any successor to the Member by merger or consolidation in compliance with the Loan Documents shall, without further act, be the Member hereunder, and such merger or consolidation shall not constitute an assignment for purposes of this Agreement and the Company shall continue without dissolution. Notwithstanding anything to the contrary contained herein, the Member shall not, without the prior written consent of the Agent, issue and shall not permit the issuance of any additional limited liability company interests of the Company other than its initial issuance of limited liability company interests issued on or prior to the date of this Agreement.
15. Liability of Members. Except as otherwise expressly provided by the Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be the debts, obligations and liabilities solely of the Company, and neither the Member nor the Special Members nor any Director shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Member, Special Member or Director of the Company.
Morgans/Delano Pledgor — Third Amended & Restated LLC Agreement

16. Exculpation of Members. Neither the Member nor the Special Member nor any officer, Director, employee or agent of the Company nor any employee, representative, agent or Affiliate of the Member or the Special Member (collectively, the “Covered Persons”) shall be liable to the Company or any other Person who has an interest in or claim against the Company for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by this Agreement, except that a Covered Person shall be liable for any such loss, damage or claim incurred by reason of such Covered Persons gross negligence or willful misconduct.
17. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, all rights and remedies being governed by said laws, without regard to principles of conflict of laws.
18. Indemnification. To the fullest extent permitted by applicable law and to the extent permitted under this Agreement, a Covered Person shall be entitled to indemnification from the Company for any loss, damage or claim incurred by such Covered Person by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by this Agreement, except that no Covered Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Covered Person by reason of such Covered Person’s gross negligence or willful misconduct with respect to such acts or omissions; provided, however, that any indemnity under this Section 18 by the Company shall be provided out of and to the extent of Company assets only, and the Member and the Special Members shall not have personal liability on account thereof; and provided further, that so long as any obligation imposed by the Loan Documents is outstanding, no indemnity payment from funds of the Company (as distinct from funds from other sources, such as insurance) of any indemnity under Section 18 shall be payable from amounts allocable to any other Person pursuant to the Loan Documents.
19. Tax Characterization and Returns. It is the intention of the Member that the Company be disregarded for federal and all relevant state tax purposes and that the activities of the Company be deemed to be activities of the Member for such purposes. All provisions of this Agreement are to be construed so as to preserve that tax status. The Member is hereby authorized to file any necessary elections, and shall be required to file any necessary tax returns, on behalf of the Company with any such tax authorities.
20. Amendments.
(a) Subject to Sections 7 and 20(b) below, Sections 3, 5, 6, 7, 8(a) and 20 of this Agreement may only be amended with approval of the Managing Member and all members of the Board of Directors, including, without limitation, the Independent Directors.
(b) Notwithstanding Section 20(a) this Agreement shall not be amended except in compliance with the Loan Documents until Full Payment of the Obligations.
Morgans/Delano Pledgor — Third Amended & Restated LLC Agreement

21. Dissolution; Liquidation; Termination.
(a) The Company shall be dissolved, and its affairs shall be wound up upon the first to occur of the following: (i) the termination of the legal existence of the last remaining member of the Company or the occurrence of any other event which terminates the continued membership of the last remaining member of the Company in the Company unless the Company is continued without dissolution in a manner permitted by this Agreement or the Act or (ii) the entry of a decree of judicial dissolution under Section 18-802 of the Act. Upon the occurrence of any event that causes the last remaining member of the Company to cease to be a member of the Company or that causes the Member to cease to be a member of the Company (other than (x) upon an assignment by Member of all of its limited liability company interest in the Company and the admission of the transferee, if permitted pursuant to the Loan Documents, or (y) the resignation of Member and the admission of an additional member of the Company pursuant to this Agreement, if permitted pursuant to the Loan Documents), to the fullest extent permitted by law, the personal representative of such member is hereby authorized to, and shall, within 90 days after the occurrence of the event that terminated the continued membership of such member in the Company, agree in writing (i) to continue the Company and (ii) to the admission of the personal representative or its nominee or designee, as the case may be, as a substitute member of the Company, effective as of the occurrence of the event that terminated the continued membership of such member in the Company.
(b) Notwithstanding any other provision of this Agreement, the Member or a Special Member becoming a Bankrupt Member shall not cause the Member or Special Member, respectively, to cease to be a member of the Company and upon the occurrence of such an event, the Company shall continue without dissolution.
(c) Notwithstanding any other provision of this Agreement, each of the Member and the Special Members waives any right it might have to agree in writing to dissolve the Company upon the Member or a Special Member becoming a Bankrupt Member or the occurrence of an event that causes the Member or a Special Member to cease to be a member of the Company.
(d) In the event of dissolution, the Company shall conduct only such activities as are necessary to wind up its affairs (including the sale of the assets of the Company in an orderly manner), and the assets of the Company shall be applied in the manner, and in the order of priority, set forth in Section 18-804 of the Act.
(e) The Company shall terminate when (i) all of the assets of the Company, after payment of or due provision for all debts, liabilities and obligations of the Company shall have been distributed to the Member in the manner provided for in this Agreement and (ii) the Certificate of Formation shall have been canceled in the manner required by the Act.
(f) To the fullest extent permitted by law, each of the Member and the Special Members shall irrevocably waive any right or power that they might have to cause the Company or any of its assets to be partitioned, to cause the appointment of a receiver for all or any portion of the assets of the Company, to compel any sale of all or any portion of the assets of the Company pursuant to any applicable law or to file a complaint or to institute any proceeding at law or in equity to cause the dissolution, liquidation, winding up or termination of the Company.
Morgans/Delano Pledgor — Third Amended & Restated LLC Agreement

22. Entire Agreement. This Agreement contains the entire understanding between the parties and supersedes any prior understandings or agreements between them respecting the within subject matter. There are no representations, agreements, arrangements or understandings, oral or written, between the parties hereto relating to the subject matter of this Agreement which are not fully expressed herein.
23. Definitions. Whenever used in this Agreement the following terms shall have the meanings respectively assigned to them in this Section 23 unless otherwise expressly provided herein or unless the context otherwise requires:
Affiliate: shall mean any other Person that, directly or indirectly, is in Control of, is Controlled by or is under common Control with such Person or is a director or officer of such Person or of an Affiliate of such Person.
Agreement: shall mean this Third Amended and Restated Limited Liability Company Agreement of the Company as the same may be amended or restated from time to time in accordance with its terms.
Bankrupt Member: shall mean any member (a) that (i) makes an assignment for the benefit of creditors; (ii) files a voluntary petition in bankruptcy; (iii) is adjudged a bankrupt or insolvent, or has entered against such member an order for relief, in any bankruptcy or insolvency proceeding; (iv) files a petition or answer seeking for the member any reorganization, arrangement, composition, readjustment, liquidation, or similar relief under any statute, law or regulation; (v) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the member in any proceeding of the type described in subclauses (i) through (iv) of this clause (a); or (vi) seeks, consents to, or acquiesces in the appointment of a trustee, receiver or liquidator of the member or of all or any substantial part of the member’s properties; or (b) against which, a proceeding seeking reorganization, arrangement, composition, readjustment, liquidation, or similar relief under any statute, law or regulation has been commenced and one hundred twenty (120) days have expired without dismissal thereof or with respect to which, without the member’s consent or acquiescence, a trustee, receiver or liquidator of the member or of all or any substantial part of the member’s properties has been appointed and ninety (90) days have expired without the appointment having been vacated or stayed, or ninety (90) days have expired after the date of expiration of a stay, if the appointment has not previously been vacated. The foregoing is intended to and shall supersede and replace the events of bankruptcy described in Sections 18-304(a) and (b) of the Act.
Company: shall mean Morgans/Delano Pledgor LLC, the Delaware limited liability company continued pursuant to the Act and this Agreement.
Control: shall mean with respect to any Person, either (i) ownership directly or indirectly of forty-nine percent (49%) or more of all equity interests in such Person or (ii) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities, by contract or otherwise.
Morgans/Delano Pledgor — Third Amended & Restated LLC Agreement

Independent Director: shall mean a natural person selected by the Company and reasonably satisfactory to Agent who shall not have been at the time of such individual’s appointment as an Independent Director, and shall not have been at any time during the preceding five years (i) a shareholder/partner/member of, or an officer or employee of, the Company or any of its shareholders, subsidiaries or Affiliates, (ii) a director (other than as an Independent Director) of any shareholder, subsidiary or Affiliate of the Company, (iii) a customer of, or supplier to, the Company or any of its shareholders, subsidiaries or Affiliates (other than an individual provided by a business that provides independent directors and corporate services in the ordinary course), (iv) a Person who Controls any such shareholder, supplier or customer, or (v) a member of the immediate family of any such shareholder/ director/partner/member, officer, employee, supplier or customer or of any director of the Company (other than as an Independent Director). Notwithstanding the foregoing, an Independent Director may serve in similar capacities for other “special purpose” corporations formed by the Member or any affiliate thereof. The initial Independent Director of the Company shall be Kenneth J. Uva.
Management Agreement: shall mean the agreement of the Independent Directors in the form attached hereto as Schedule B, The Management Agreement shall be deemed incorporated into, and a part of, this Agreement.
Managing Member: shall mean the Member and any successor Managing Member appointed pursuant to this Agreement, each in its capacity as a managing member of the Company.
Member: shall mean Morgans Group LLC and any Person hereafter admitted to the Company as a member as provided in this Agreement, each in its capacity as a member of the Company; provided, however, the term “Member” shall not include the Special Members.
Membership Interest: shall mean the limited liability company interest of the Member in the Company, including, without limitation, rights in the capital of the Company, rights to receive distributions (liquidating or otherwise) and allocations of profits and losses. The Member’s Membership Interest shall be expressed as a percentage which shall equal the ratio that the value of the Capital Contributions made by such Member bears to the Capital Contributions of all members. The Member’s initial Membership Interest shall be one hundred percent (100%).
Person: means any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, any other person or entity, and any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.
24. Distributions. Distributions shall be made to the Members at the times and in the aggregate amounts determined by the Managing Member. Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not be permitted to make a distribution to a member on account of its interest in the Company if such distribution would violate Section 18-607 of the Act or any other applicable law or the Loan Documents.
Morgans/Delano Pledgor — Third Amended & Restated LLC Agreement

25. Uncertificated Interests. The limited liability company interests in the Company shall not be evidenced by certificates. The Company shall maintain books for the purpose of registering the transfer of limited liability company interests, and, upon any transfer of limited liability company interests in the Company, the Company shall notify the registered owner of any applicable restrictions on the transfer of limited liability company interests.
26. Benefits of Agreement; No Third Party Rights. (a) None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditor of the Company or by any creditor of the Member or a Special Member and (b) nothing in this Agreement shall be deemed to create any right in any Person (other than Covered Persons) not a party hereto, and this Agreement shall not be construed in any respect to be a contract in whole or in part for the benefit of any third Person.
27. Binding Agreement. Notwithstanding any other provision of this Agreement, the Member agrees that this Agreement constitutes a legal, valid and binding agreement of the Member, and is enforceable against the Member by the Independent Directors, in accordance with its terms,
28. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Agreement and all of which together shall constitute one and the same instrument.
Morgans/Delano Pledgor — Third Amended & Restated LLC Agreement

IN WITNESS WHEREOF, the Member has executed this Agreement effective as of the date first above written.

MORGANS GROUP LLC By: Morgans Hotel Group Co.
By:
	Name:	Richard Szymanski
	Title:	Chief Financial Officer and Secretary

Morgans/Delano Pledgor — Third Amended & Restated LLC Agreement

S-1

Kenneth J. Uva
Independent Director
Morgans/Delano Pledgor — Third Amended & Restated LLC Agreement

S-2

Schedule A
Board of Directors
Morgans Group LLC
Kenneth J. Uva
Morgans/Delano Pledgor — Third Amended & Restated LLC Agreement

Schedule B
Management Agreement
October  6, 2006
Morgans/Delano Pledgor LLC
C/o Morgans Hotel Group LLC
475 Tenth Avenue
New York, New York 10018
Re:      Management Agreement — Morgans/Delano Pledgor LLC (the “Company”)
Ladies and Gentlemen:
For good and valuable consideration, the undersigned, who has been designated as an Independent Director of the Company, in accordance with the Second Amended and Restated Limited Liability Company Agreement of the Company, dated as of the date hereof, as it may be amended or restated from time to time (the “LLC Agreement”), hereby agrees as follows:
1. The undersigned accepts his rights and authority as an Independent Director under the LLC Agreement and agrees to perform and discharge his duties and obligations as an Independent Director under the LLC Agreement, and further agrees that such rights, authorities, duties and obligations under the LLC Agreement shall continue until his successor as an Independent Director is designated or until his resignation or removal as an Independent Director in accordance with the LLC Agreement, The undersigned agrees and acknowledges that it has been designated as a “manager” of the Company within the meaning of the Delaware Limited Liability Company Act.
2. So long as any Obligation is outstanding, the undersigned agrees, solely in its capacity as a creditor of the Company on account of any indemnification or other payment owing to the undersigned by the Company, not to acquiesce, petition or otherwise invoke or cause the Company to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Company under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company or any substantial part of the property of the Company, or ordering the winding up or liquidation of the affairs of the Company.
3. THIS MANAGEMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, AND ALL RIGHTS AND REMEDIES SHALL BE GOVERNED BY SUCH LAWS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.
Initially capitalized terms used and not otherwise defined herein have the meanings set forth in the LLC Agreement.
Morgans/Delano Pledgor — Third Amended & Restated LLC Agreement

IN WITNESS WHEREOF, the undersigned has executed this Management Agreement as of the day and year first above written.

Kenneth J. Uva
[Signature to Management Agreement]
Morgans/Delano Pledgor — Third Amended & Restated LLC Agreement

EXHIBIT B-5
Operating Agreement for Madison Bar Company LLC
See attached.

THE TRANSFER OF THE LIMITED LIABILITY COMPANY INTERESTS DESCRIBED IN THIS AGREEMENT IS RESTRICTED AS DESCRIBED HEREIN.
THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY
AGREEMENT
OF
MADISON BAR COMPANY LLC
This Third Amended and Restated Limited Liability Company Agreement (this “Agreement”) of MADISON BAR COMPANY LLC, a Delaware limited liability company (the “Company”), is adopted and entered into as of October 6, 2006, by (i) Morgans/Delano Pledgor LLC, a Delaware limited liability company, as managing member (the “Managing Member” or “Member”, and in the event an additional person or persons shall become members, the term “Members” shall include such other persons who shall become members of the Company in accordance with the terms of this Agreement, provided, however, the term “Member” shall not include the “Special Members” as hereinafter defined), and (ii) Kenneth J. Uva, as the Independent Director, pursuant to and in accordance with the Delaware Limited Liability Company Act, 6 Del, C. § 18-101 et seq. as amended from time to time (the “Act”). Terms used in this Agreement which are not otherwise defined shall have the respective meanings given those terms in the Act or in Section 23 hereof.
WHEREAS, the Company was formed on April 20,1999 pursuant to a Certificate of Formation filed with the Secretary of State of the State of Delaware (as amended or amended and restated from time to time, the “Certificate of Formation”) and
WHEREAS, the Member continued the Company pursuant to that certain Amended and Restated Limited Liability Company Agreement on August 13, 2004 (the “Original Agreement”); and
WHEREAS, the Member desires to amend and restate the terms of the Original Agreement in the manner provided herein.
The parties hereto hereby agree as follows:
1. Name; Formation. The name of the limited liability company is MADISON BAR COMPANY LLC. The Certificate of Formation of the Company was filed for record in the office of the Secretary of State of the State of Delaware on April 20,1999, in accordance with the Act, by Allison M. Weiner, an authorized person within the meaning of the Act. Upon the filing of the Certificate of Formation with the Secretary of State of the State of Delaware, her powers as an “authorized person” ceased, and the Member thereupon became the designated “authorized person” and shall continue as the designated “authorized person” within the meaning of the Act. The Member, as an authorized person, within the meaning of the Act, shall execute, deliver and file, or cause the execution, delivery and filing of, all certificates (and any amendments and/or restatements thereof) required or permitted by the Act to be filed with the Secretary of State of the State of Delaware. The Member shall execute, deliver and file, or cause the execution, delivery and filing of any certificates (and any amendments and/or restatements thereof) necessary for the Company to qualify to do business in any other jurisdiction in which the Company may wish to conduct business. The terms and provisions of the Original Agreement are hereby amended and restated in their entirety as set forth herein.

2. Term. The Company shall dissolve on December 31, 2048 unless dissolved before such date in accordance with this Agreement. The existence of the Company as a separate legal entity shall continue until cancellation of the Certificate of Formation as provided in the Act.
3. Management; Board of Directors. Except as otherwise specifically provided in this Agreement, the management of the Company shall be vested in the Managing Member who shall manage the Company in accordance with the Act.
(a) Until the Loan (as defined herein) is paid and satisfied in full, the Company shall have a board of managers which shall be designated as the Company’s “Board of Directors” and each member of the Board of Directors shall be designated as a “Director,’. The Board of Directors shall have the authority set forth in this Agreement. The Directors are “managers” within the meaning of the Act with only such duties and rights as are expressly set forth in this Agreement. The initial members of the Board of Directors shall be set forth on Schedule A attached hereto. Members of the Board of Directors may be appointed and removed from time to time by the Managing Member, in its sole discretion, provided, however, that as long as the Loan is outstanding, the Company shall have at least one Independent Director on the Board of Directors. The Board of Directors shall hold meetings, at such times and places to be designated by the Managing Member.
(b) Except as set forth in Subsection (c) of this Section, any action required by this Agreement to be taken by the Directors shall require the agreement of not less than a majority of the Directors.
(c) Until the Loan is paid and satisfied in full, the Company may take the following actions only with, approval of the Member and unanimous approvals of all members of the Board of Directors, including, without limitation, the Independent Director.
(i) make any assignment for the benefit of the Company’s creditors;
(ii) file, or consent to or acquiesce in the filing of or a petition in, a bankruptcy, insolvency or reorganization petition or otherwise institute insolvency proceedings or otherwise seek any relief under laws relating to the relief from debts or the protection of debtors generally;
(iii) seek or consent to or acquiesce in the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for the Company or for all or any portion of the Company’s properties;
(iv) admit in writing its inability to pay its debts generally as they become due;

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(v) take any action that might cause the Company to become insolvent;
(vi) amend this Agreement;
(vii) to the fullest extent permitted by law, voluntarily dissolve and wind up, or consolidate or merge the Company or sell all or substantially all of the assets of the Company;
(viii) engage in any business activity not set forth in Section 5 of this Agreement.
To the fullest extent permitted by applicable law, no member of the Board of Directors shall be guilty of breaching any fiduciary duty to any Member by refusing to consent to any of the above listed actions.
(d) Notwithstanding anything in this Agreement, to the fullest extent permitted by law, until the Loan is paid and satisfied in full, the Company may not take any of the actions set forth in Subsection (vii) of Subparagraph (c) of this Section 3.
(e) To the fullest extent permitted by law, including Section 18-1101(c) of the Act, the Independent Director shall consider only the interests of the Company, including its respective creditors, in acting or otherwise voting on the matters referred to in Section 3(c), No resignation or removal of the Independent Director, and no appointment of a successor Independent Director, shall be effective until such successor (i) shall have accepted his or her appointment as an Independent Director by a written instrument, which may be a counterpart signature page to the Management Agreement, and (ii) shall have executed a counterpart to this Agreement as required by Section 8(a). In the event of a vacancy in the position of Independent Director, the Managing Member shall, as soon as practicable, appoint a successor Independent Director, All right, power and authority of the Independent Director shall be limited to the extent necessary to exercise those rights and perform those duties specifically set form in this Agreement. Except as provided in the first sentence of this Section 3(e), in exercising his rights and performing his duties under this Agreement, the Independent Director shall have a fiduciary duty of loyalty and care similar to that of a director of a business corporation organized under the General Corporation Law of the State of Delaware. The Independent Director shall at any time serve as trustee in bankruptcy for any Affiliate of the Company. The Independent Director shall execute and deliver the Management Agreement. The Independent Director designated by the Managing Member shall be Kenneth J. Uva. Unless otherwise restricted by law, the Independent Director may be removed or expelled, with or without cause, at any time by the Managing Member, and, subject to this Section 3, any vacancy caused by any such removal or expulsion may be filled by action of the Managing Member provided that any replacement Independent Director fulfills the requirements of being an Independent Director hereunder.

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4. Authority. Except as otherwise provided herein and subject to Section 3, the management of the Company shall be vested solely in the Member, who shall have all powers to control and manage the business and affairs of the Company and may exercise all powers of the Company. Subject to Sections 3, 5 and 7, the Managing Member is authorized to (i) execute any and all documents and agreements on behalf of the Company, and to engage in all activities related thereto; and (ii) execute any and all agreements, affidavits and indemnities necessary or appropriate to effectuate any and all transactions of the Company. The Company by or through the Managing Member on behalf of the Company, may enter into and perform the Loan Documents (as defined herein) and all documents, agreements, certificates, or financing statements contemplated thereby or related thereto, all without any further act, vote or approval of any other Person notwithstanding any other provision of this Agreement, the Act or applicable law, rule or regulation. The foregoing authorization shall not be deemed a restriction on the powers of the Managing Member to enter into other agreements on behalf of the Company, subject to Section 5 and Section 6.
5. Purpose. The purpose of the Company is solely to:
(a) establish, own, operate and manage the Morgans Bar located in Morgans Hotel, 237-39 Madison Avenue, New York, New York (the “Bar”), together with such other activities as may be necessary or advisable in connection with the ownership of the Bar in accordance with the Loan Documents;
(b) give security for or guarantee the loans from Wachovia Bank, National Association (together with its successors and assigns, “Lender”) in the approximate principal amount of $225,000,000 (collectively, the “Loan”), pursuant to that certain Credit Agreement, dated as of October 6,2006 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), and the notes and other loan documents entered into in connection with the Credit Agreement to be entered into between Lender, the Company and certain affiliates of the Company (collectively, the “Loan Documents”); and
(c) give security any other indebtedness to the extent not prohibited by the Security Agreement.
6. Company Business. The Company shall not engage in any business unrelated to the ownership of the Bar and shall not own any assets other than those related to the Bar or otherwise in furtherance of the purposes of the Company. The Company shall not incur any indebtedness other than the indebtedness related to the Bar and otherwise provided herein.
7. Separateness Covenants. Notwithstanding anything to the contrary contained herein (except the penultimate sentence of Section 4), for so long as any portion of the Loan is outstanding the Company shall conduct its affairs in accordance with the following provisions:
(a) It shall be a limited liability company organized solely for the purpose of owning the Bar.
(b) It shall not own any assets other than those related to the Bar.
(c) To the fullest extent permitted by law, (i) it shall not engage in, seek or consent to any dissolution, winding up, or liquidation, (ii) it shall not engage in any consolidation, merger, or asset sale (except as permitted in the Loan Documents), (iii) it shall not transfer any limited liability company interests in the Company (except as expressly provided in the Loan Documents or with the written consent of the Lender) and (iv) it shall not further amend this Agreement or the Certificate of Formation (except as required by law).

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(d) It shall remain solvent and maintain adequate capital in light of its contemplated business operations, provided, however, the foregoing shall not require the Member to make any additional capital contributions to the Company.
(e) It shall not fail to correct any known misunderstanding regarding the separate identity of such entity.
(f) It shall maintain its accounts, books and records separate from any other Person and shall file its own tax returns,
(g) It shall maintain its books, records, resolutions and agreements as official records.
(h) It shall not commingle its funds or assets with those of any other Person.
(i) It shall hold its assets in its own name.
(j) It shall conduct its business in its name.
(k) It shall maintain its financial statements, accounting records and other entity documents separate from any other Person.
(l) It shall pay its own liabilities, including the salaries of its own employees, out of its own funds and assets, provided, however, the foregoing shall not require the Member to make any additional capital contributions to the Company.
(m) It shall observe all limited liability company formalities.
(n) It shall maintain an arm’s-length relationship with its Affiliates.
(o) It shall have no indebtedness other than the indebtedness permitted under the Loan Documents.
(p) It shall not assume or guarantee or become obligated for the debts of any other Person or hold out its credit as being available to satisfy the obligations of any other Person except for the Loan.
(q) It shall not acquire obligations or securities of its members.
(r) It shall allocate fairly and reasonably shared expenses, including shared office space, and shall use separate stationery, invoices and checks.
(s) It shall not pledge its assets to secure obligations, other than its capacity as a pledgor under the Loan or in connection with providing security for the Loan.

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(t) It shall hold itself out and identify itself as a separate and distinct entity under its own name and not as a division or part of any other Person.
(u) It shall maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person.
(v) It shall not make loans to any Person.
(w) It shall not identify its partners, members or shareholders, or any. Affiliate of any of them, as a division or part of it.
(x) It shall not enter into or be a party to, any transaction with its members or Affiliates except in the ordinary course of its business and on terms which are intrinsically fair and are no less favorable to it than would be obtained in a comparable arm’s-length transaction with an unrelated third party.
(y) It shall have no obligation to indemnify its partners, officers, directors or members, as the case may be, or have such an obligation that is fully subordinated to the Debt (as defined in the Loan Documents) and will not constitute a claim against it if cash flow in excess of the amount required to pay the Debt is insufficient to pay such obligation.
(z) To the fullest extent permitted by law, it shall consider the interests of its creditors in connection with all limited liability company actions.
(aa) It shall not engage in any business unrelated to the ownership of the Bar.
(bb) It shall not incur any indebtedness other than the indebtedness related to the Bar and otherwise provided herein.
Failure to comply with any of the foregoing covenants shall not affect the status of the Company as a separate legal entity.
Notwithstanding anything contained in this Agreement to the contrary, the Member and the Company shall each take all actions necessary to cause the Company to conduct its operations in accordance with and otherwise comply with, and will refrain from taking any actions in violation of, the defined term “Single Purpose Entity” contained in the Loan Documents.
This Section 7 is being adopted in order to comply with certain provisions required in order to qualify the Company as a “special purpose” entity.

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8. Members. The name and the business, residence or mailing address of the Member is as follows:

Name	Address

MORGANS/DELANO PLEDGOR LLC	c/o Morgans Hotel Group LLC
475 Tenth Avenue
New York, New York 10018
(a) Notwithstanding any provision in this Agreement to the contrary, upon the occurrence of any event that causes the Member to cease to be a member of the Company (other than (x) upon an assignment by the Member of all of its limited liability company interest in the Company and the admission of the transferee, if permitted pursuant to Loan Documents or (y) the resignation of the Member and the admission of an additional member of the Company pursuant to this Agreement, if permitted by the Loan Documents), each Person acting as an Independent Director shall, without any action of any Person and simultaneously with the Member ceasing to be a member of the Company, automatically be admitted to the Company as a member of the Company (the “Special Member”) and shall preserve and continue the Company without dissolution. No Special Member may resign from the Company or transfer its rights as Special Member unless (i) a successor Special Member has been admitted to the Company as Special Member by executing a counterpart to miss Agreement, and (ii) such successor has also accepted its appointment as Independent Director by executing a counterpart to the Agreement and the Management Agreement; provided, however, the Special’ Members shall automatically cease to be members of the Company upon the admission to the Company of a substitute Member but shall not thereby cease to be Independent Directors. Each Special Member shall be a member of the Company that has no interest in the profits, losses and capital of the Company and has no right to receive any distributions of Company assets. Pursuant to Section 18-301 of the Act, a Special Member shall not be required to make any capital contributions to the Company and shall not receive a limited liability company interest in the Company. A Special Member, in its capacity as Special Member, may not bind the Company. Except as required by any mandatory provision of the Act, each Special Member, in its capacity as Special Member, shall have no right to vote on, approve or otherwise consent to any action by, or matter relating to, the Company, including, without limitation, the merger, consolidation or conversion of the Company. In order to implement the future, contingent admission to the Company of each Special Member, each Person acting as an Independent Director shall execute a counterpart to this Agreement. Prior to its admission to the Company as Special Member, each Person acting as an Independent Director shall not be a member of the Company.
9. Membership Interests. The Managing Member shall have and own 100% of the Membership Interests.
10. Capital Contributions. Any Member may make one or more capital contributions to the Company provided, however, any capita] contribution will only be made with the consent of the Member making such contribution.
11. Capital Accounts. The capital accounts of each Member shall be allocated in accordance with their capital contributions and shall be maintained in accordance with Section 704(b) of the Internal Revenue Code and the Treasury Regulations promulgated hereunder.

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12. Admission of Additional Members by the Company. One or more additional Members of the Company may be admitted to the Company with the unanimous vote or written consent of all of the Members; provided, however, no additional Member may be admitted to the Company as a Member of the Company, other than pursuant to Sections 8(a) or 21 (a), unless the Lender consents in writing.
13. Resignation of the Member. No Member may resign from the Company as a Member of the Company unless a substitute Member or a transferee of such Member’s interest is admitted as a Member of the Company in accordance with the terms herein.
14. Assignments; Rights of Assignee To Become a Member. Until such time as the Loan shall be repaid in full in accordance with its terms or the Loan Documents, the Managing Member shall not, except as expressly permitted by the Loan Documents, take any action to sell, transfer, exchange, convey, encumber or dispose of any of its Membership Interest. Subject to the foregoing sentence, if the Member transfers all of its limited liability company interest in the Company pursuant to this Section 14, the transferee’s admission shall be deemed effective immediately, prior to the transfer and, immediately following such admission, the transferor Member shall cease to be a member of the Company. Any successor to the Member by merger or consolidation in compliance with the Loan Documents shall, without further act, be the Member hereunder, and such merger or consolidation shall not constitute an assignment for purposes of this Agreement and the Company shall continue without dissolution. Notwithstanding anything to the contrary contained herein, the Member shall not, without the prior written consent of the Lender, issue and shall not permit the issuance of any additional limited liability company interests of the Company other than its initial issuance of limited liability company interests issued on or prior to the date of this Agreement.
15. Liability of Members. Except as otherwise expressly provided by the Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be the debts, obligations and liabilities solely of the Company, and neither the Member nor the Special Members nor any Director shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Member, Special Member or Director of the Company.
16. Exculpation of Members. Neither the Member nor the Special Members nor any officer, Director, employee or agent of the Company nor any employee, representative, agent or Affiliate of the Member or the Special Members (collectively, the “Covered Persons”) shall be liable to the Company or any other Person who has an interest in or claim against the Company for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by this Agreement, except that a Covered Person shall be liable for any such loss, damage or claim incurred by reason of such Covered Persons gross negligence or willful misconduct.
17. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, all rights and remedies being governed by said laws, without regard to principles of conflict of laws.

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18. Indemnification. To the fullest extent permitted by application law and to the extent permitted under this Agreement, a Covered Person shall be entitled to indemnification from the Company for any loss, damage or claim incurred by such Covered Person by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by this Agreement, except that no Covered Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Covered Person by reason of such Covered Person’s gross negligence or willful misconduct with respect to such acts or omissions; provided, however, that any indemnity under this Section 18 by the Company shall be provided out of and to the extent of Company assets only, and the Member and the Special Members shall not have personal liability on account thereof and provided further, that so long as any obligation imposed by the Loan Documents is outstanding, no indemnity payment from funds of the Company (as distinct from funds from other sources, such as Insurance) of any indemnity under Section 18 shall be payable from amounts allocable to any other Person pursuant to the Loan Documents.
19. Tax Characterization and Returns. It is the intention of the Member that the Company be disregarded for federal and all relevant state tax purposes and that the activities of the Company be deemed to be activities of the Member for such purposes. All provisions of this Agreement are to be construed so as to preserve that tax status. The Member is hereby authorized to file any necessary elections, and shall be required to file any necessary tax returns, on behalf of the Company with any such tax authorities.
20. Amendments.
(a) Subject to Sections 7 and 20(b) below, this Agreement may only be amended with approval of all members of the Board of Directors, including, without limitation, the Independent Directors.
(b) Notwithstanding Section 20(a), this Agreement shall not be amended except in compliance with the terms of the Loan Documents until the Loan is paid in full.
21. Dissolution; Liquidation; Termination. (a) The Company shall be dissolved, and its affairs shall be wound up upon the first to occur of the following: (i) the termination of the legal existence of the last remaining member of the Company or the occurrence of any other event which terminates the continued membership of the last remaining member of the Company in the Company unless the Company is continued without dissolution in a manner permitted by this Agreement or the Act or (ii) the entry of a decree of judicial dissolution under Section 18-802 of the Act. Upon the occurrence of any event that causes the last remaining member of the Company to cease to be a member of the Company or that causes the Member to cease to be a member of the Company (other than (x) upon an assignment by Member of all of its limited liability company interest in the Company and the admission of the transferee, if permitted pursuant to the Loan Documents, or (y) the resignation of Member and the admission of an additional member of the Company pursuant to this Agreement, if permitted pursuant to the Loan Documents), to the fullest extent permitted by law, the personal representative of such member is hereby authorized to, and shall, within 90 days after the occurrence of the event that terminated the continued membership of such member in the Company, agree in writing (i) to continue the Company and (ii) to the admission of the personal representative or its nominee or designee, as the case may be, as a substitute member of the Company, effective as of the occurrence of the event that terminated the continued membership of such member in the Company.

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(b) Notwithstanding any other provision of this Agreement, the Member or a Special Member becoming a Bankrupt Member shall not cause the Member or Special Member, respectively, to cease to be a member of the Company and upon the occurrence of such an event, the Company shall continue without dissolution.
(c) Notwithstanding any other provision of this Agreement, each of the Member and the Special Members waives any right it might have to agree in writing to dissolve the Company upon the Member or a Special Member becoming a Bankrupt Member or the occurrence of an event that causes the Member or a Special Member to cease to be a member of the Company.
(d) In the event of dissolution, the Company shall conduct only such activities as are necessary to wind up its affairs (including the sale of the assets of the Company in an orderly manner), and the assets of the Company shall be applied in the manner, and in the order of priority, set forth in Section 18-804 of the Act.
(e) The Company shall terminate when (i) all of the assets of the Company, after payment of or due provision for all debts, liabilities and obligations of the Company shall have been distributed to the Member in the manner provided for in this Agreement and (ii) the Certificate of Formation shall have been canceled in the manner required by the Act.
22. To the fullest extent permitted by law, each of the Member and the Special Members shall irrevocably waive any right or power that they might have to cause the Company or any of its assets to be partitioned, to cause the appointment of a receiver for all or any portion of the assets of the Company, to compel any sale of all or any portion of die assets of the Company pursuant to any applicable law or to file a complaint or to institute any proceeding at law or in equity to cause the dissolution, liquidation, winding up or termination of the Company.
23. Definitions. Whenever used in this Agreement the following terms shall have the meanings respectively assigned to them in this Section 23 unless otherwise expressly provided herein or unless the context otherwise requires:
Affiliate: shall mean any other Person that, directly or indirectly, is in Control of, is Controlled by or is under common Control with such Person or is a director or officer of such Person or of an Affiliate of such Person.
Agreement: shall mean this Third Amended and Restated Limited Liability Company Agreement of the Company as the same may be amended or restated from time to time in accordance with its terms.

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Company: shall mean Madison Bar Company LLC, the Delaware limited liability company continued pursuant to the Act and this Agreement
Control : shall mean with respect to any Person, either (i) ownership directly or indirectly of forty-nine percent (49%) or more of all equity interests in such Person or (ii) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities, by contract or otherwise.;
Bankrupt Member: shall mean any member (a) that (i) makes an assignment for the benefit of creditors; (ii) files a voluntary petition in bankruptcy; (iii) is adjudged a bankrupt or insolvent or has entered against such member an order for relief, in any bankruptcy or insolvency proceeding; (iv) files a petition or answer seeking for the member any reorganization, arrangement composition, readjustment liquidation, or similar relief under any statute, law or regulation;, (v) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the member in any proceeding of the type described in subclauses (i) through (iv) of this clause (a); or (vi) seeks, consents to, or acquiesces in the appointment of a trustee, receiver or liquidator of the member or of all or any substantial part of the member’s properties; or (b) against which, a proceeding seeking reorganization, arrangement, composition, readjustment, liquidation, or similar relief under any statute, law or regulation has been commenced and one hundred twenty (120) days have expired without dismissal thereof or with respect to which, without the member’s consent or acquiescence, a trustee, receiver or liquidator of the member or of all or any substantial part of the member’s properties has been appointed and ninety (90) days have expired without the appointment having been vacated or stayed, or ninety (90) days have expired after the date of expiration of a stay, if the appointment has not previously been vacated. The foregoing is intended to and shall supersede and replace the events of bankruptcy described in Sections 18-304(a) and (b) of the Act.
Independent Interest: shall mean a natural person selected by the Company and reasonably satisfactory to Lender who shall not have been at the time of such individual’s appointment as an Independent Director, and shall not have been at any time during the preceding five years (i) a shareholder/partner/member of, or an officer or employee of, the Company or any of its shareholders, subsidiaries or Affiliates, (ii) a director (other than as an Independent Director) of any shareholder, subsidiary or Affiliate of the Company, (iii) a customer of, or supplier to, the Company or any of its shareholders, subsidiaries or Affiliates (other than an individual provided by a business that provides independent directors and corporate services in the ordinary course), (iv) a Person who Controls any such shareholder, supplier or customer, or (v) a member of the immediate family of any such shareholder/ director/partner/member, officer, employee, supplier or customer or of any director of the Company (other than as an Independent Director). Notwithstanding the foregoing, an Independent Director may serve in similar capacities for other “special purpose” corporations formed by the Member or any affiliate thereof. The initial Independent Director of the Company shall be Kenneth J. Uva.
Management Agreement: shall mean the agreement of the Independent Directors in the form attached hereto as Schedule B. The Management Agreement shall be deemed incorporated into, and a part of, this Agreement.

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Managing Member: shall mean the Member and any successor Managing Member appointed pursuant to this Agreement, each in its capacity as a managing member of the Company.
Member: shall mean Morgans/Delano Pledgor LLC and any Person hereafter admitted to the Company as a member as provided in this Agreement, each in its capacity as a member of the Company.
Membership Interest: shall mean the limited liability company interest of the Member in the Company, including, without limitation, rights in the capital of the Company, rights to receive distributions (liquidating or otherwise) and allocations of profits and losses. The Member’s Membership Interest shall be expressed as a percentage which shall equal the ratio that the value of the Capital Contributions made by such Member bears to the Capital Contributions of all members. The Member’s initial Membership Interest shall be one hundred percent (100%).
Person: means any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unmcorporated association, any other person or entity, and any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.
24. Distributions. Distributions shall be made to the Members at the times and in the aggregate amounts determined by the Managing Member. Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not be permitted to make a distribution to a member on account of its interest in the Company if such distribution would violate Section 18-607 of the Act or any other applicable law or the Loan Documents.
25. Uncertificated Interests. The limited liability company interests in the Company shall not be evidenced by certificates. The Company shall maintain books for the purpose of registering the transfer of limited liability company interests, and, upon any transfer of limited liability company interests in the Company, the Company shall notify the registered owner of any applicable restrictions on the transfer of limited liability company interests.
26. Benefits of Agreement; No Third Party Rights. (a) None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditor of the Company or by any creditor of the Member or a Special Member and (b) nothing in this Agreement shall be deemed to create any right in any Person (other than Covered Persons) not a party hereto, and this Agreement shall not be construed in any respect to be a contract in whole or in part for the benefit of any third Person.
27. Binding Agreement. Notwithstanding any other provision of this Agreement, the Member agrees that this Agreement constitutes a legal, valid and binding agreement of the Member, and is enforceable against the Member by the Independent Directors, in accordance with its terms.
28. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Agreement and all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Member has executed this Agreement effective as of the date first above written.

MORGAN/DELANO PLEDGOR LLC
By:	/s/ Marc S. Gordon
	Name:	Marc S. Gordon
	Title:	Authorized Signatory

/s/ Kenneth J. Uva Kenneth J. Uva Independent Director

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Schedule A
Board of Directors
Morgans/Delano Pledgor LLC
Kenneth J. Uva

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Schedule B
Management Agreement
October 6, 2006
Madison Bar LLC
C/o Morgans Hotel Group LLC
475 Tenth Avenue
New York, New York 10018
Re:      Management Agreement—Madison Bar LLC (the “Company”)
Ladies and Gentlemen;
For good and valuable consideration, the undersigned, who has been designated as an Independent Director of the Company, in accordance with the Third Amended and Restated Limited Liability Company Agreement of the Company, dated as of the date hereof, as it may be amended or restated from time to time (the “LLC Agreement’’), hereby agrees as follows:
1. The undersigned accepts his rights and authority as an Independent Director under the LLC Agreement and agrees to perform and discharge his duties and obligations as an Independent Director under the LLC Agreement, and further agrees that such rights, authorities, duties and obligations under the LLC Agreement shall continue until his successor as an Independent Director is designated or until his resignation or removal as an Independent Director in accordance with the LLC Agreement. The undersigned agrees and acknowledges that it has been designated as a “manager” of the Company within the meaning of the Delaware Limited Liability Company Act.
2. So long as any Obligation is outstanding, the undersigned agrees, solely in its capacity as a creditor of the Company on account of any indemnification or other payment owing to the undersigned by the Company, not to acquiesce, petition or otherwise invoke or cause the Company to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Company under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company or any substantial part of the property of the Company, or ordering the winding up or liquidation of the affairs of the Company.
3. THIS MANAGEMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, AND ALL RIGHTS AND REMEDIES SHALL BE GOVERNED BY SUCH LAWS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.
Initially capitalized terms used and not otherwise defined herein have the meanings set forth in the LLC Agreement.

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IN WITNESS WHEREOF, the undersigned has executed this management Agreement as of the day and year first above written.

/s/ Kenneth J. Uva Kenneth J. Uva

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EXHIBIT B-6
Operating Agreement for Royalton Pledgor LLC
See attached.

THE TRANSFER OF THE LIMITED LIABILITY COMPANY INTERESTS DESCRIBED IN THIS AGREEMENT IS RESTRICTED AS DESCRIBED HEREIN.
THIRD AMENDED AND RESTATED LIMITED
LIABILITY COMPANY AGREEMENT
OF
ROYALTON PLEDGOR LLC
This Third Amended and Restated Limited Liability Company Agreement (this “Agreement”) of ROYALTON PLEDGOR LLC, a Delaware limited liability company (the “Company”), is adopted and entered into as of August _________, 2009, by (i) Morgans Group LLC, a Delaware limited liability company, as managing member (the “Managing Member” or “Member”, and in the event an additional person or persons shall become members, the term “Members” shall include such other persons who shall become members of the Company in accordance with the terms of this Agreement, provided, however, the term “Member” shall not include the “Special Members” as hereinafter defined), and (ii) Kenneth J. Uva, as the Independent Director, pursuant to and in accordance with the Delaware Limited Liability Company Act, 6 Del. C. §§18-101 et seq, as amended from time to time (the “Act”). Terms used in this Agreement which are not otherwise defined shall have the respective meanings given those terms in the Act or in Section 23 hereof.
WHEREAS, the Company was formed on August 10, 2004 pursuant to a Certificate of Formation filed with the Secretary of State of the State of Delaware (as amended or amended and restated from time to time, the “Certificate of Formation”); and
WHEREAS, the Member entered into that certain Limited Liability Company Agreement of the Company on August 13,2004, as amended, restated or modified through the date hereof, including on October 6, 2006 (as so amended and restated the “Original Agreement”); and
WHEREAS, the Member is the sole member of the Company; and
WHEREAS, the Member and the Independent Director desire to amend and restate the terms of the Original Agreement in the manner provided herein.
The parties hereto hereby agree as follows:
1. Name; Formation. The name of the limited liability company is ROYALTON PLEDGOR LLC. The Certificate of Formation of the Company was filed for record in the office of the Secretary of State of the State of Delaware on August 10, 2004, in accordance with the Act, by Deborah Reusch, an authorized person within the meaning of the Act. Upon the filing of the Certificate of Formation with the Secretary of State of the State of Delaware, her powers as an “authorized person” ceased, and the Member thereupon became the designated “authorized person” and shall continue as the designated “authorized person” within the meaning of the Act. The Member, as an authorized person, within the meaning of the Act, shall execute, deliver and file, or cause the execution, delivery and filing of, all certificates (and any amendments and/or restatements thereof) required or permitted by the Act to be filed with the Secretary of State of the State of Delaware. The Member shall execute, deliver and file, or cause the execution, delivery and filing of any certificates (and any amendments and/or restatements thereof) necessary for the Company to qualify to do business in any other jurisdiction in which the Company may wish to conduct business. The terms and provisions of the Original Agreement are hereby amended and restated in their entirety as set forth herein.
Royalton Pledgor LLC — Third Amended & Restated Operating Agreement

2. Term. The Company shall dissolve on December 31, 2048 unless dissolved before such date in accordance with this Agreement. The existence of the Company as a separate legal entity shall continue until cancellation of the Certificate of Formation as provided in the Act.
3. Management; Board of Directors. Except as otherwise specifically provided in this Agreement, the management of the Company shall be vested in the Managing Member who shall manage the Company in accordance with the Act.
(a) Until “Full Payment” of the “Obligations” (as such terms are defined in the Credit Agreement hereinafter defined), the Company shall have a board of managers which shall be designated as the Company’s “Board of Directors” and each member of the Board of Directors shall be designated as a “Director.” The Board of Directors shall only have the authority expressly set forth in this Agreement. The Directors are “managers” within the meaning of the Act with only such duties and rights as are expressly set forth in this Agreement. The initial members of the Board of Directors shall be set forth on Schedule A attached hereto. Members of the Board of Directors may be appointed and removed from time to time by the Managing Member, in its sole discretion, provided, however, that until Full Payment of the Obligations, the Company shall have at least one Independent Director on the Board of Directors. The Board of Directors shall hold meetings, at such times and places to be designated by the Managing Member.
(b) Intentionally omitted.
(c) Until Full Payment of the Obligations, the Company may take the following actions only with approval of the Managing Member and unanimous approvals of all members of the Board of Directors, including, without limitation, the Independent Director.
(i) make any assignment for the benefit of the Company’s creditors;
(ii) file, or consent to or acquiesce in the filing of or a petition in, a bankruptcy, insolvency or reorganization petition or otherwise institute insolvency proceedings or otherwise seek any relief under laws relating to the relief from debts or the protection of debtors generally;
(iii) seek or consent to or acquiesce in the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for the Company or for all or any portion of the Company’s properties;
Royalton Pledgor LLC — Third Amended & Restated Operating Agreement

(iv) admit in writing its inability to pay its debts generally as they become due;
(v) take any action that might cause the Company to become insolvent;
(vi) except as permitted by Section 20, amend this Agreement;
(vii) to the fullest extent permitted by law, voluntarily dissolve and wind up, or consolidate or merge the Company or sell all or substantially all of the assets of the Company;
(viii) engage in any business activity not set forth in Section 5 of this Agreement.
To the fullest extent permitted by applicable law, no member of the Board of Directors shall be guilty of breaching any fiduciary duty to any Member by refusing to consent to any of the above listed actions.
(d) Notwithstanding anything in this Agreement, to the fullest extent permitted by law, until Full Payment of the Obligations, the Company may not take any of the actions set forth in Subsection (vii) of Subparagraph (c) of this Section 3.
(e) To the fullest extent permitted by law, including Section 18-1101(c) of the Act, the Independent Director shall consider only the interests of the Company, including its respective creditors, in acting or otherwise voting on the matters referred to in Section 3(c). No resignation or removal of the Independent Director, and no appointment of a successor Independent Director, shall be effective until such successor (i) shall have accepted his or her appointment as an Independent Director by a written instrument, which may be a counterpart signature page to the Management Agreement, and (ii) shall have executed a counterpart to this Agreement as required by Section 8(a). In the event of a vacancy in the position of Independent Director, the Managing Member shall, as soon as practicable, appoint a successor Independent Director. All right, power and authority of the Independent Director shall be limited to the extent necessary to exercise those rights and perform those duties specifically set forth in this Agreement. Except as provided in the first sentence of this Section 3(e), in exercising his rights and performing his duties under this Agreement, the Independent Director shall have a fiduciary duty of loyalty and care similar to that of a director of a business corporation organized under the General Corporation Law of the State of Delaware. The Independent Director shall at any time serve as trustee in bankruptcy for any Affiliate of the Company. The Independent Director shall execute and deliver the Management Agreement. The Independent Director designated by the Managing Member shall continue to be Kenneth J. Uva. Unless otherwise restricted by law, the Independent Director may be removed or expelled, with or without cause, at any time by the Managing Member, and, subject to this Section 3, any vacancy caused by any such removal or expulsion may be filled by action of the Managing Member provided that any replacement Independent Director fulfills the requirements of being an Independent Director hereunder.
Royalton Pledgor LLC — Third Amended & Restated Operating Agreement

4. Authority. Except as otherwise provided herein and subject to Section 3, the management of the Company shall be vested solely in the Member, who shall have all powers to control and manage the business and affairs of the Company and may exercise all powers of the Company. Subject to Sections 3, 5 and 7, the Managing Member is authorized to (i) execute any and all documents and agreements on behalf of the Company, and to engage in all activities related thereto; and (ii) execute any and all agreements, affidavits and indemnities necessary or appropriate to effectuate any and all transactions of the Company. The Company, by or through the Managing Member on behalf of the Company, may enter into and perform the Loan Documents (as defined herein) and all documents, agreements, certificates, or financing statements contemplated thereby or related thereto, all without any further act, vote or approval of any other Person notwithstanding any other provision of this Agreement, the Act or applicable law, rule or regulation. The foregoing authorization shall not be deemed a restriction on the powers of the Managing Member to enter into other agreements on behalf of the Company, subject to Section 5 and Section 6.
5. Purpose. The purpose of the Company is solely to:
(a) own, hold and maintain 100% of the limited liability company interests in 43 Restaurant LLC (the “LLC Interests”), together with such other activities as may be necessary or advisable in connection with the LLC Interests in accordance with the Loan Documents;
(b) give security for and guarantee the loans and other credit facilities provided pursuant to the Credit Agreement dated as of October 6, 2006 among Morgans Group LLC (“Borrower”), Beach Hotel Associates, LLC, Morgans Holdings LLC, Royalton, LLC, Morgans Hotel Group Co., Wachovia Bank, National Association, as Administrative Agent (the “Agent”). Citigroup Global Markets, Inc., as Syndication Agent, and certain other financial institutions party thereto, as amended by First Amendment to Credit Agreement dated as of November 10, 2006, Second Amendment to Credit Agreement dated as of January 8, 2007, Third Amendment to Credit Agreement dated as of October 10, 2007, Fourth Amendment to Credit Agreement dated as of January 16, 2008, and Fifth Amendment to Credit Agreement; and Waiver Agreement dated as of August ________, 2009, and as the same may be further amended, restated, supplemented or otherwise modified from time to time (collectively, the “Credit Agreement”), and the other “Loan Documents” as defined in the Credit Agreement;
(c) give security for the Obligations under the Loan Documents or for any other indebtedness to the extent not prohibited by the Loan Documents; and
(d) refinance the Obligations and grant security interests to secure same, to the extent same is not a violation of the Loan Documents.
6. Company Business. The Company shall not engage in any business unrelated to the ownership of the LLC Interests and shall not own any assets other than those related to the LLC Interests or otherwise in furtherance of the purposes of the Company. The Company shall not incur any indebtedness other than the indebtedness under the Loan Documents, related to the LLC Interests or otherwise provided herein or permitted under the Loan Documents.
Royalton Pledgor LLC — Third Amended & Restated Operating Agreement

7. Separateness Covenants. Notwithstanding anything to the contrary contained herein (except the penultimate sentence of Section 4), for so long as any portion of the Obligations is outstanding, the Company shall conduct its affairs in accordance with the following provisions:
(a) It shall be a limited liability company organized solely for the purpose of owning the LLC Interests
(b) It shall not own any assets other than those related to the LLC Interests.
(c) To the fullest extent permitted by law, (i) it shall not engage in, seek or consent to any dissolution, winding up, or liquidation, (ii) it shall not engage in any consolidation, merger, or asset sale (except as permitted in the Loan Documents or if there is Full Payment of the Obligations), (iii) it shall not transfer any limited liability company interests in the Company (except as expressly provided in the Loan Documents or with the written consent of the Agent) and (iv) it shall not further amend this Agreement or the Certificate of Formation (except as required by law).
(d) It shall remain solvent and maintain adequate capital in light of its contemplated business operations, provided, however, the foregoing shall not require the Member to make any additional capital contributions to the Company.
(e) It shall not fail to correct any known misunderstanding regarding the separate identity of such entity.
(f) It shall maintain its accounts, books and records separate from any other Person other than the Loan Parties (as defined in the Credit Agreement) and shall file its own tax returns.
(g) It shall maintain its books, records, resolutions and agreements as official records.
(h) It shall not commingle its funds or assets with those of any other Person other than the Loan Parties.
(i) It shall hold its assets in its own name.
(j) Intentionally omitted.
(k) It shall maintain its financial statements, accounting records and other entity documents separate from any other Person, except that its financial statements may be consolidated with those of Morgans Hotel Group Co. (the “Parent”), other Loan Parties or their consolidated Subsidiaries.
(l) It shall pay its own liabilities, including the salaries of its own employees, out of funds and assets of its own or of any Loan Party, provided, however, the foregoing shall not require the Member to make any additional capital contributions to the Company.
Royalton Pledgor LLC — Third Amended & Restated Operating Agreement

(m) It shall observe all limited liability company formalities.
(n) It shall maintain an arm’s-length relationship with its Affiliates to the extent required by the Loan Documents.
(o) It shall have no indebtedness other than the Obligations and indebtedness permitted under the Loan Documents, related to the LLC Interests or otherwise provided herein.
(p) It shall not assume or guarantee or become obligated for the debts of any other Person or hold out its credit as being available to satisfy the obligations of any other Person except for the obligations of the Loan Parties or obligations under the Loan Documents.
(q) It shall not acquire obligations or securities of its members.
(r) It shall allocate fairly and reasonably shared expenses, including shared office space.
(s) It shall not pledge its assets to secure obligations, other than in its capacity as a pledgor, grantor, or guarantor under the Loan Documents or in connection with providing security therefor.
(t) Intentionally omitted.
(u) It shall maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person;
(v) It shall not make loans to any Person other than to any affiliate that is a Loan Party to the extent permitted by the Credit Agreement.
(w) Intentionally omitted.
(x) It shall not enter into or be a party to, any transaction with its members or Affiliates except as permitted pursuant to the Loan Documents.
(y) Except as set forth in this Agreement, it shall have no obligation to indemnify its partners, officers, directors or members, as the case may be, unless such obligation is fully subordinated to the Obligations and will not constitute a claim against it if cash flow in excess of the amount required to pay the Debt is insufficient to pay such obligation.
(z) To the fullest extent permitted by law, it shall consider the interests of its creditors in connection with all limited liability company actions.
Royalton Pledgor LLC — Third Amended & Restated Operating Agreement

(aa) It shall not engage in any business unrelated to the ownership of the LLC Interests.
Failure to comply with any of the foregoing covenants shall not affect the status of the Company as a separate legal entity.
This Section 7 is being adopted in order to comply with certain provisions required in order to qualify the Company as a “special purpose” entity.
8. Members. The name and the business, residence or mailing address of the Member is as follows:

Name	Address

MORGANS GROUP LLC	475 Tenth Avenue
New York, New York 10018
(a) Notwithstanding any provision in this Agreement to the contrary, upon the occurrence of any event that causes the Member to cease to be a member of the Company (other than (x) upon an assignment by the Member of all of its limited liability company interest in the Company and the admission of the transferee, if permitted pursuant to Loan Documents or (y) the resignation of the Member and the admission of an additional member of the Company pursuant to this Agreement, if permitted by the Loan Documents), each Person acting as an Independent Director shall, without any action of any Person and simultaneously with the Member ceasing to be a member of the Company, automatically be admitted to the Company as a member of the Company (the “Special Member”) and shall preserve and continue the Company without dissolution. No Special Member may resign from the Company or transfer its rights as Special Member unless (i) a successor Special Member has been admitted to the Company as Special Member by executing a counterpart to this Agreement, and (ii) such successor has also accepted its appointment as Independent Director by executing a counterpart to the Agreement and the Management Agreement; provided, however, the Special Members shall automatically cease to be members of the Company upon the admission to the Company of a substitute Member but shall not thereby cease to be Independent Directors. Each Special Member shall be a member of the Company that has no interest in the profits, losses and capital of the Company and has no right to receive any distributions of Company assets. Pursuant to Section 18-301 of the Act, a Special Member shall not be required to make any capital contributions to the Company and shall not receive a limited liability company interest in the Company. A Special Member, in its capacity as Special Member, may not bind the Company. Except as required by any mandatory provision of the Act, each Special Member, in its capacity as Special Member, shall have no right to vote on, approve or otherwise consent to any action by, or matter relating to, the Company, including, without limitation, the merger, consolidation or conversion of the Company. In order to implement the future, contingent admission to the Company of each Special Member, each Person acting as an Independent Director shall execute a counterpart to this Agreement. Prior to its admission to the Company as Special Member, each Person acting as an Independent Director shall not be a member of the Company,
Royalton Pledgor LLC — Third Amended & Restated Operating Agreement

9. Membership Interests. The Managing Member shall have and own 100% of the Membership Interests.
10. Capital Contributions. Any Member may make one or more capital contributions to the Company provided, however, any capital contribution will only be made with the consent of the Member making such contribution.
11. Capital Accounts. The capital accounts of each Member shall be allocated in accordance with their capital contributions and shall be maintained in accordance with Section 704(b) of the Internal Revenue Code and the Treasury Regulations promulgated thereunder.
12. Admission of Additional Members by the Company. One or more additional Members of the Company may be admitted to the Company with the unanimous vote or written consent of all of the Members; provided, however, no additional Member may be admitted to the Company as a Member of the Company, other than pursuant to Sections 8(a) or 21(a), unless the Agent consents in writing.
13. Resignation of the Member. No Member may resign from the Company as a Member of the Company unless a substitute Member or a transferee of such Member’s interest is admitted as a Member of the Company in accordance with the terms herein.
14. Assignments; Rights of Assignee To Become a Member. Until such time as Full Payment of the Obligations has occurred, the Managing Member shall not, except as expressly permitted by the Loan Documents, take any action to sell, transfer, exchange, convey, encumber or dispose of any of its Membership Interest. Subject to the foregoing sentence, if the Member transfers all of its limited liability company interest in the Company pursuant to this Section 14, the transferee’s admission shall be deemed effective immediately prior to the transfer and, immediately following such admission, the transferor Member shall cease to be a member of the Company. Any successor to the Member by merger or consolidation in compliance with the Loan Documents shall, without further act, be the Member hereunder, and such merger or consolidation shall not constitute an assignment for purposes of this Agreement and the Company shall continue without dissolution. Notwithstanding anything to the contrary contained herein, the Member shall not, without the prior written consent of the Agent, issue and shall not permit the issuance of any additional limited liability company interests of the Company other than its initial issuance of limited liability company interests issued on or prior to the date of this Agreement.
15. Liability of Members. Except as otherwise expressly provided by the Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be the debts, obligations and liabilities solely of the Company, and neither the Member nor the Special Members nor any Director shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Member, Special Member or Director of the Company.
Royalton Pledgor LLC — Third Amended & Restated Operating Agreement

16. Exculpation of Members. Neither the Member nor the Special Member nor any officer, Director, employee or agent of the Company nor any employee, representative, agent or Affiliate of the Member or the Special Member (collectively, the “Covered Persons”) shall be liable to the Company or any other Person who has an interest in or claim against the Company for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by this Agreement, except that a Covered Person shall be liable for any such loss, damage or claim incurred by reason of such Covered Persons gross negligence or willful misconduct.
17. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, all rights and remedies being governed by said laws, without regard to principles of conflict of laws.
18. Indemnification. To the fullest extent permitted by applicable law and to the extent permitted under this Agreement, a Covered Person shall be entitled to indemnification from the Company for any loss, damage or claim incurred by such Covered Person by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by this Agreement, except that no Covered Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Covered Person by reason of such Covered Person’s gross negligence or willful misconduct with respect to such acts or omissions; provided, however, that any indemnity under this Section 18 by the Company shall be provided out of and to the extent of Company assets only, and the Member and the Special Members shall not have personal liability on account thereof; and provided further, that so long as any obligation imposed by the Loan Documents is outstanding, no indemnity payment from funds of the Company (as distinct from funds from other sources, such as insurance) of any indemnity under Section 18 shall be payable from amounts allocable to any other Person pursuant to the Loan Documents.
19. Tax Characterization and Returns. It is the intention of the Member that the Company be disregarded for federal and all relevant state tax purposes and that the activities of the Company be deemed to be activities of the Member for such purposes. All provisions of this Agreement are to be construed so as to preserve that tax status. The Member is hereby authorized to file any necessary elections, and shall be required to file any necessary tax returns, on behalf of the Company with any such tax authorities.
20. Amendments.
(a) Subject to Sections 7 and 20(b) below, Sections 3, 5,6, 7, 8(a) and 20 of this Agreement may only be amended with approval of the Managing Member and all members of the Board of Directors, including, without limitation, the Independent Directors.
(b) Notwithstanding Section 20(a) this Agreement shall not be amended except in compliance with the Loan Documents until Full Payment of the Obligations.
Royalton Pledgor LLC — Third Amended & Restated Operating Agreement

21. Dissolution; Liquidation; Termination. (a) The Company shall be dissolved, and its affairs shall be wound up upon the first to occur of the following; (i) the termination of the legal existence of the last remaining member of the Company or the occurrence of any other event which terminates the continued membership of the last remaining member of the Company in the Company unless the Company is continued without dissolution in a manner permitted by this Agreement or the Act or (ii) the entry of a decree of judicial dissolution under Section 18-802 of the Act. Upon the occurrence of any event that causes the last remaining member of the Company to cease to be a member of the Company or that causes the Member to cease to be a member of the Company (other than (x) upon an assignment by Member of all of its limited liability company interest in the Company and the admission of the transferee, if permitted pursuant to the Loan Documents, or (y) the resignation of Member and the admission of an additional member of the Company pursuant to this Agreement, if permitted pursuant to the Loan Documents), to the fullest extent permitted by law, the personal representative of such member is hereby authorized to, and shall, within 90 days after the occurrence of the event that terminated the continued membership of such member in the Company, agree in writing (i) to continue the Company and (ii) to the admission of the personal representative or its nominee or designee, as the case may be, as a substitute member of the Company, effective as of the occurrence of the event that terminated the continued membership of such member in the Company.
(b) Notwithstanding any other provision of this Agreement, the Member or a Special Member becoming a Bankrupt Member shall not cause the Member or Special Member, respectively, to cease to be a member of the Company and upon the occurrence of such an event, the Company shall continue without dissolution.
(c) Notwithstanding any other provision of this Agreement, each of the Member and the Special Members waives any right it might have to agree in writing to dissolve the Company upon the Member or a Special Member becoming a Bankrupt Member or the occurrence of an event that causes the Member or a Special Member to cease to be a member of the Company.
(d) In the event of dissolution, the Company shall conduct only such activities as are necessary to wind up its affairs (including the sale of the assets of the Company in an orderly manner), and the assets of the Company shall be applied in the manner, and in the order of priority, set forth in Section 18-804 of the Act.
(e) The Company shall terminate when (i) all of the assets of the Company, after payment of or due provision for all debts, liabilities and obligations of the Company shall have been distributed to the Member in the manner provided for in this Agreement and (ii) the Certificate of Formation shall have been canceled in the manner required by the Act.
(f) To the fullest extent permitted by law, each of the Member and the Special Members shall irrevocably waive any right or power that they might have to cause the Company or any of its assets to be partitioned, to cause the appointment of a receiver for all or any portion of the assets of the Company, to compel any sale of all or any portion of the assets of the Company pursuant to any applicable law or to file a complaint or to institute any proceeding at law or in equity to cause the dissolution, liquidation, winding up or termination of the Company.
Royalton Pledgor LLC — Third Amended & Restated Operating Agreement

22. Entire Agreement. This Agreement contains the entire understanding between the parties and supersedes any prior understandings or agreements between them respecting the within subject matter. There are no representations, agreements, arrangements or understandings, oral or written, between the parties hereto relating to the subject matter of this Agreement which are not fully expressed herein.
23. Definitions. Whenever used in this Agreement the following terms shall have the meanings respectively assigned to them in this Section 23 unless otherwise expressly provided herein or unless the context otherwise requires:
Affiliate: shall mean any other Person that, directly or indirectly, is in Control of, is Controlled by or is under common Control with such Person or is a director or officer of such Person or of an Affiliate of such Person.
Agreement: shall mean this Third Amended and Restated Limited Liability Company Agreement of the Company as the same may be amended or restated from time to time in accordance with its terms.
Bankrupt Member: shall mean any member (a) that (i) makes an assignment for the benefit of creditors; (ii) files a voluntary petition in bankruptcy; (iii) is adjudged a bankrupt or insolvent, or has entered against such member an order for relief, in any bankruptcy or insolvency proceeding; (iv) files a petition or answer seeking for the member any reorganization, arrangement, composition, readjustment, liquidation, or similar relief under any statute, law or regulation; (v) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the member in any proceeding of the type described in subclauses (i) through (iv) of this clause (a); or (vi) seeks, consents to, or acquiesces in the appointment of a trustee, receiver or liquidator of the member or of all or any substantial part of the member’s properties; or (b) against which, a proceeding seeking reorganization, arrangement, composition, readjustment, liquidation, or similar relief under any statute, law or regulation has been commenced and one hundred twenty (120) days have expired without dismissal thereof or with respect to which, without the member’s consent or acquiescence, a trustee, receiver or liquidator of the member or of all or any substantial part of the member’s properties has been appointed and ninety (90) days have expired without the appointment having been vacated or stayed, or ninety (90) days have expired after the date of expiration of a stay, if the appointment has not previously been vacated. The foregoing is intended to and shall supersede and replace the events of bankruptcy described in Sections 10-304(a) and (b) of the Act.
Company: shall mean Royalton Pledgor LLC, the Delaware limited liability company continued pursuant to the Act and this Agreement.
Control: shall mean with respect to any Person, either (i) ownership directly or indirectly of forty-nine percent (49%) or more of all equity interests in such Person or (ii) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities, by contract or otherwise.
Royalton Pledgor LLC — Third Amended & Restated Operating Agreement

Independent Director: shall mean a natural person selected by the Company and reasonably satisfactory to Agent who shall not have been at the time of such individual’s appointment as an Independent Director, and shall not have been at any time during the preceding five years (i) a shareholder/partner/member of, or an officer or employee of, the Company or any of its shareholders, subsidiaries or Affiliates, (ii) a director (other than as an Independent Director) of any shareholder, subsidiary or Affiliate of the Company, (iii) a customer of, or supplier to, the Company or any of its shareholders, subsidiaries or Affiliates (other than an individual provided by a business that provides independent directors and corporate services in the ordinary course), (iv) a Person who Controls any such shareholder, supplier or customer, or (v) a member of the immediate family of any such shareholder/director/partner/member, officer, employee, supplier or customer or of any director of the Company (other than as an Independent Director). Notwithstanding the foregoing, an Independent Director may serve in similar capacities for other “special purpose” corporations formed by the Member or any affiliate thereof. The initial Independent Director of the Company shall be Kenneth J. Uva.
Management Agreement: shall mean the agreement of the Independent Directors in the form attached hereto as Schedule B. The Management Agreement shall be deemed incorporated into, and a part of, this Agreement.
Managing Member: shall mean the Member and any successor Managing Member appointed pursuant to this Agreement, each in its capacity as a managing member of the Company;
Member: shall mean Morgans Group LLC and any Person hereafter admitted to the Company as a member as provided in this Agreement, each in its capacity as a member of the Company; provided, however, the term “Member” shall not include the Special Members.
Membership Interest: shall mean the limited liability company interest of the Member in the Company, including, without limitation, rights in the capital of the Company, rights to receive distributions (liquidating or otherwise) and allocations of profits and losses. The Member’s Membership Interest shall be expressed as a percentage which shall equal the ratio that the value of the Capital Contributions made by such Member bears to the Capital Contributions of all members. The Member’s initial Membership Interest shall be one hundred percent (100%).
Person: means any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, any other person or entity, and any federal, state, county or municipal government or any bureau, department or agency thereof and any Fiduciary acting in such capacity on behalf of any of the foregoing.
24. Distributions. Distributions shall be made to the Members at the times and in the aggregate amounts determined by the Managing Member. Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not be permitted to make a distribution to a member on account of its interest in the Company if such distribution would violate Section 18-607 of the Act or any other applicable law or the Loan Documents.
25. Uncertificated Interests. The limited liability company interests in the Company shall not be evidenced by certificates. The Company shall maintain books for the purpose of registering the transfer of limited liability company interests, and, upon any transfer of limited liability company interests in the Company, the Company shall notify the registered owner of any applicable restrictions on the transfer of limited liability company interests.
Royalton Pledgor LLC — Third Amended & Restated Operating Agreement

26. Benefits of Agreement; No Third Party Rights. (a) None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditor of the Company or by any creditor of the Member or a Special Member and (b) nothing in this Agreement shall be deemed to create any right in any Person (other than Covered Persons) not a party hereto, and this Agreement shall not be construed in any respect to be a contract in whole or in part for the benefit of any third Person.
27. Binding Agreement. Notwithstanding any other provision of this Agreement, the Member agrees that this Agreement constitutes a legal, valid and binding agreement of the Member, and is enforceable against the Member by the Independent Directors, in accordance with its terms.
28. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Agreement and all of which together shall constitute one and the same instrument.
Royalton Pledgor LLC — Third Amended & Restated Operating Agreement

IN WITNESS WHEREOF, the Member has executed this Agreement effective as of the date first above written.

MORGANS GROUP LLC
By:	Morgans Hotel Group Co.

By:
	Name:	Richard Szymanski
	Title:	Chief Financial Officer and Secretary
Royalton Pledgor LLC — Third Amended & Restated Operating Agreement

S-1

Kenneth J. Uva
Independent Director
Royalton Pledgor LLC — Third Amended & Restated Operating Agreement

S-2

Schedule A
Board of Directors
Morgans Group LLC
Kenneth J. Uva
Royalton Pledgor LLC — Third Amended & Restated Operating Agreement

Schedule B

Management Agreement
October 6, 2006
Royalton Pledgor LLC
C/o Morgans Hotel Group LLC
475 Tenth Avenue
New York, New York 10018
Re: Management Agreement-Royalton Pledgor LLC (the “Company”)
Ladies and Gentlemen:
For good and valuable consideration, the undersigned, who has been designated as an Independent Director of the Company, in accordance with the Second Amended and Restated Limited Liability Company Agreement of the Company, dated as of the date hereof, as it may be amended or restated from time to time (the “LLC Agreement”), hereby agrees as follows:
1. The undersigned accepts his rights and authority as an Independent Director under the LLC Agreement and agrees to perform and discharge his duties and obligations as an Independent Director under the LLC Agreement, and further agrees that such rights, authorities, duties and obligations under the LLC Agreement shall continue until his successor as an Independent Director is designated or until his resignation or removal as an Independent Director in accordance with the LLC Agreement. The undersigned agrees and acknowledges that it has been designated as a “manager” of the Company within the meaning of the Delaware Limited Liability Company Act.
2. So long as any Obligation is outstanding, the undersigned agrees, solely in its capacity as a creditor of the Company on account of any indemnification or other payment owing to the undersigned by the Company, not to acquiesce, petition or otherwise invoke or cause the Company to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Company under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company or any substantial part of the property of the Company, or ordering the winding up or liquidation of the affairs of the Company.
3. THIS MANAGEMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, AND ALL RIGHTS AND REMEDIES SHALL BE GOVERNED BY SUCH LAWS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.
Royalton Pledgor LLC — Third Amended & Restated Operating Agreement

Initially capitalized terms used and not otherwise defined herein have the meanings set forth in the LLC Agreement.
Royalton Pledgor LLC — Third Amended & Restated Operating Agreement

IN WITNESS WHEREOF, the undersigned has executed this Management Agreement as of the day and year first above written.

Kenneth J. Uva
[Signature Page to Management Agreement]
Royalton Pledgor LLC — Third Amended & Restated Operating Agreement

EXHIBIT B-7
Operating Agreement for 43rd Restaurant LLC
See attached.

THE TRANSFER OF THE LIMITED LIABILITY COMPANY INTERESTS
DESCRIBED IN THIS AGREEMENT IS RESTRICTED AS DESCRIBED HEREIN.
FIFTH AMENDED AND RESTATED LIMITED LIABILITY COMPANY
AGREEMENT
OF
43rd RESTAURANT LLC
This Fifth Amended and Restated Limited Liability Company Agreement (this “Agreement”) of 43rd RESTAURANT LLC, a Delaware limited liability company (the “Company”), is adopted and entered into as of August  , 2009, by (i) Royalton Pledgor LLC, a Delaware limited liability company, as managing member (the “Managing Member” or “Member”, and in the event an additional person or persons shall become members, the term “Members” shall include such other persons who shall become members of the Company in accordance with the terms of this Agreement, provided, however, the term “Member” shall not include the “Special Members” as hereinafter defined), and (ii) Kenneth J. Uva, as the Independent Director, pursuant to and in accordance with the Delaware Limited Liability Company Act, 6 Del, C. § 18-101 et seq, as amended from time to time (the “Act”). Terms used in this Agreement which are not otherwise defined shall have the respective meanings given those terms in the Act or in Section 23 hereof.
WHEREAS, the Company was formed on May 2, 2004 pursuant to a Certificate of Formation filed with the Secretary of State of the State of Delaware (as amended or amended and restated from time to time, the “Certificate of Formation”); and
WHEREAS, the Member continued the Company pursuant to that certain Amended and Restated Limited Liability Company Agreement on August 13, 2004, as amended, restated or modified through the date hereof, including on October 6, 2006 (as so amended and restated, the “Original Agreement”); and
WHEREAS, the Member desires to amend and restate the terms of the Original Agreement in the manner provided herein.
The parties hereto hereby agree as follows:
1. Name; Formation. The name of the limited liability company is 43rd RESTAURANT LLC. The Certificate of Formation of the Company was filed for record in the office of the Secretary of State of the State of Delaware on May 2, 2000, in accordance with the Act, by Deborah Reusch, an authorized person within the meaning of the Act. Upon the filing of the Certificate of Formation with the Secretary of State of the State of Delaware, her powers as an “authorized person” ceased, and the Member thereupon became the designated “authorized person” and shall continue as the designated “authorized person” within the meaning of the Act. The Member, as an authorized person, within the meaning of the Act, shall execute, deliver and file, or cause the execution, delivery and filing of, all certificates (and any amendments and/or restatements thereof) required or permitted by the Act to be filed with the Secretary of State of the State of Delaware. The Member shall execute, deliver and file, or cause the execution, delivery and filing of any certificates (and any amendments and/or restatements thereof) necessary for the Company to qualify to do business in any other jurisdiction in which the Company may wish to conduct business. The terms and provisions of the Original Agreement are hereby amended and restated in their entirety as set forth herein.
43rd Restaurant LLC — Fifth Amended & Restated Operating Agreement

2. Term. The Company shall dissolve on December 31, 2048 unless dissolved before such date in accordance with this Agreement. The existence of the Company as a separate legal entity shall continue until cancellation of the Certificate of Formation as provided in the Act.
3. Management; Board of Directors. Except as otherwise specifically provided in this Agreement, the management of the Company shall be vested in the Managing Member who shall manage the Company in accordance with the Act.
(a) Until “Full Payment” of the “Obligations” (as such terms are defined in the Credit Agreement hereinafter defined), the Company shall have a board of managers which shall be designated as the Company’s “Board of Directors” and each member of the Board of Directors shall be designated as a “Director.” The Board of Directors shall only have the authority expressly set forth in this Agreement. The Directors are “managers” within the meaning of the Act with only such duties and rights as are expressly set forth in this Agreement. The initial members of the Board of Directors shall be set forth on Schedule A attached hereto. Members of the Board of Directors may be appointed and removed from time to time by the Managing Member, in its sole discretion, provided, however, that until Full Payment of the Obligations, the Company shall have at least one Independent Director on the Board of Directors. The Board of Directors shall hold meetings, at such times and places to be designated by the Managing Member.
(b) Intentionally omitted.
(c) Until Full Payment of the Obligations, the Company may take the following actions only with approval of the Managing Member and unanimous approvals of all members of the Board of Directors, including, without limitation, the Independent Director.
(i) make any assignment for the benefit of the Company’s creditors;
(ii) file, or consent to or acquiesce in the filing of or a petition in, a bankruptcy, insolvency or reorganization petition or otherwise institute insolvency proceedings or otherwise seek any relief under laws relating to the relief from debts or the protection of debtors generally;
(iii) seek or consent to or acquiesce in the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for the Company or for all or any portion of the Company’s properties;
43rd Restaurant LLC — Fifth Amended & Restated Operating Agreement

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(iv) admit in writing its inability to pay its debts generally as they become due;
(v) take any action that might cause the Company to become insolvent;
(vi) except as permitted by Section 20, amend this Agreement;
(vii) to the fullest extent permitted by law, voluntarily dissolve and wind up, or consolidate or merge the Company or sell all or substantially all of the assets of the Company;
(viii) engage in any business activity not set forth in Section 5 of this Agreement.
To the fullest extent permitted by applicable law, no member of the Board of Directors shall be guilty of breaching any fiduciary duty to any Member by refusing to consent to any of the above listed actions.
(d) Notwithstanding anything in this Agreement, to the fullest extent permitted by law, until Full Payment of the Obligations, the Company may not take any of the actions set forth in Subsection (vii) of Subparagraph (c) of this Section 3.
(e) To the fullest extent permitted by law, including Section 18-1101(c) of the Act, the Independent Director shall consider only the interests of the Company, including its respective creditors, in acting or otherwise voting on the matters referred to in Section 3(c). No resignation or removal of the Independent Director, and no appointment of a successor Independent Director, shall be effective until such successor (i) shall have accepted his or her appointment as an Independent Director by a written instrument, which may be a counterpart signature page to the Management Agreement, and (ii) shall have executed a counterpart to this Agreement as required by Section 8(a). In the event of a vacancy in the position of Independent Director, the Managing Member shall, as soon as practicable, appoint a successor Independent Director. All right, power and authority of the Independent Director shall be limited to the extent necessary to exercise those rights and perform those duties specifically set forth in this Agreement. Except as provided in the first sentence of this Section 3(e), in exercising his rights and performing his duties under this Agreement, the Independent Director shall have a fiduciary duty of loyalty and care similar to that of a director of a business corporation organized under the General Corporation Law of the State of Delaware. The Independent Director shall at any time serve as trustee in bankruptcy for any Affiliate of the Company. The Independent Director shall execute and deliver the Management Agreement. The Independent Director designated by the Managing Member shall continue to be Kenneth J. Uva. Unless otherwise restricted by law, the Independent Director may be removed or expelled, with or without cause, at any time by the Managing Member, and, subject to this Section 3, any vacancy caused by any such removal or expulsion may be filled by action of the Managing Member provided that any replacement Independent Director fulfills the requirements of being an Independent Director hereunder.
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4. Authority. Except as otherwise provided herein and subject to Section 3, the management of the Company shall be vested solely in the Member, who shall have all powers to control and manage the business and affairs of the Company and may exercise all powers of the Company. Subject to Sections 3, 5 and 7, the Managing Member is authorized to (i) execute any and all documents and agreements on behalf of the Company, and to engage in all activities related thereto; and (ii) execute any and all agreements, affidavits and indemnities necessary or appropriate to effectuate any and all transactions of the Company. The Company, by or through the Managing Member on behalf of the Company, may enter into and perform the Loan Documents (as defined herein) and all documents, agreements, certificates, or financing statements contemplated thereby or related thereto, all without any further act, vote or approval of any other Person notwithstanding any other provision of this Agreement, the Act or applicable law, rule or regulation. The foregoing authorization shall not be deemed a restriction on the powers of the Managing Member to enter into other agreements on behalf of the Company, subject to Section 5 and Section 6.
5. Purpose. The purpose of the Company is solely to:
(a) establish, own, operate and manage the restaurant and bars located in the Royalton Hotel, 44 West 44th Street, New York, New York (collectively, the “Bar”), together with such other activities as may be necessary or advisable in connection with the ownership of the Bar in accordance with the Loan Documents;
(b) give security for and guarantee the loans and other credit facilities provided pursuant to the Credit Agreement dated as of October 6, 2006 among Morgans Group LLC (“Borrower”), Beach Hotel Associates, LLC, Morgans Holdings LLC, Royalton, LLC, Morgans Hotel Group Co., Wachovia Bank, National Association, as Administrative Agent (the “Agent”), Citigroup Global Markets, Inc., as Syndication Agent, and certain other financial institutions party thereto, as amended by First Amendment to Credit Agreement dated as of November 10, 2006, Second Amendment to Credit Agreement dated as of January 8, 2007, Third Amendment to Credit Agreement dated as of October 10, 2007, Fourth Amendment to Credit Agreement dated as of January 16, 2008, and Fifth Amendment to Credit Agreement; and Waiver Agreement dated as of August     , 2009, and as the same may be further amended, restated, supplemented or otherwise modified from time to time (collectively, the “Credit Agreement”), and the other “Loan Documents” as defined in the Credit Agreement;
(c) give security for the Obligations under the Loan Documents or for any other indebtedness to the extent not prohibited by the Loan Documents; and
(d) refinance the Obligations and grant security interests to secure same, to the extent same is not a violation of the Loan Documents.
6. Company Business. The Company shall not engage in any business unrelated to the ownership of the Bar and shall not own any assets other than those related to the Bar or otherwise in furtherance of the purposes of the Company. The Company shall not incur any indebtedness other than the indebtedness under the Loan Documents, related to the Bar or otherwise provided herein or permitted under the Loan Documents.
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7. Separateness Covenants. Notwithstanding anything to the contrary contained herein (except the penultimate sentence of Section 4), for so long as any portion of the Obligations is outstanding, the Company shall conduct its affairs in accordance with the following provisions:
(a) It shall be a limited liability company organized solely for the purpose of owning the Bar.
(b) It shall not own any assets other than those related to the Bar.
(c) To the fullest extent permitted by law, (i) it shall not engage in, seek or consent to any dissolution, winding up, or liquidation, (ii) it shall not engage in any consolidation, merger, or asset sale (except as permitted in the Loan Documents or if there is Full Payment of the Obligations), (iii) it shall not transfer any limited liability company interests in the Company (except as expressly provided in the Loan Documents or with the written consent of the Agent) and (iv) it shall not further amend this Agreement or the Certificate of Formation (except as required by law).
(d) It shall remain solvent and maintain adequate capital in light of its contemplated business operations, provided, however, the foregoing shall not require the Member to make any additional capital contributions to the Company.
(e) It shall not fail to correct any known misunderstanding regarding the separate identity of such entity.
(f) It shall maintain its accounts, books and records separate from any other Person other than the Loan Parties (as defined in the Credit Agreement) and shall file its own tax returns.
(g) It shall maintain its books, records, resolutions and agreements as official records.
(h) It shall not commingle its funds or assets with those of any other Person other than the Loan Parties.
(i) It shall hold its assets in its own name.
(j) Intentionally omitted.
(k) It shall maintain its financial statements, accounting records and other entity documents separate from any other Person, except that its financial statements may be consolidated with those of Morgans Hotel Group Co. (the “Parent”), other Loan Parties or their consolidated Subsidiaries.
(l) It shall pay its own liabilities, including the salaries of its own employees, out of funds and assets of its own or of any Loan Party, provided, however, the foregoing shall not require the Member to make any additional capital contributions to the Company.
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(m) It shall observe all limited liability company formalities.
(n) It shall maintain an arm’s-length relationship with its Affiliates to the extent required by the Loan Documents.
(o) It shall have no indebtedness other than the Obligations and indebtedness permitted under the Loan Documents, related to the Bar or otherwise provided herein.
(p) It shall not assume or guarantee or become obligated for the debts of any other Person or hold out its credit as being available to satisfy the obligations of any other Person except for the obligations of the Loan Parties or obligations under the Loan Documents.
(q) It shall not acquire obligations or securities of its members.
(r) It shall allocate fairly and reasonably shared expenses, including shared office space.
(s) It shall not pledge its assets to secure obligations, other than in its capacity as a pledgor, grantor, or guarantor under the Loan Documents or in connection with providing security therefor.
(t) Intentionally omitted.
(u) It shall maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person;
(v) It shall not make loans to any Person other than to any affiliate that is a Loan Party to the extent permitted by the Credit Agreement.
(w) Intentionally omitted.
(x) It shall not enter into or be a party to, any transaction with its members or Affiliates except as permitted pursuant to the Loan Documents.
(y) Except as set forth in this Agreement, it shall have no obligation to indemnify its partners, officers, directors or members, as the case may be, unless such obligation is fully subordinated to Obligations and will not constitute a claim against it if cash flow in excess of the amount required to pay the Debt is insufficient to pay such obligation.
(z) To the fullest extent permitted by law, it shall consider the interests of its creditors in connection with all limited liability company actions.
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(aa) It shall not engage in any business unrelated to the ownership of the Bar.
Failure to comply with any of the foregoing covenants shall not affect the status of the Company as a separate legal entity.
This Section 7 is being adopted in order to comply with certain provisions required in order to qualify the Company as a “special purpose” entity.
8. Members. The name and the business, residence or mailing address of the Member is as follows:

Name	Address

ROYALTON PLEDGOR LLC	C/o Morgans Hotel Group LLC
475 Tenth Avenue
New York, New York 10018
(a) Notwithstanding any provision in this Agreement to the contrary, upon the occurrence of any event that causes the Member to cease to be a member of the Company (other than (x) upon an assignment by the Member of all of its limited liability company interest in the Company and the admission of the transferee, if permitted pursuant to Loan Documents or (y) the resignation of the Member and the admission of an additional member of the Company pursuant to this Agreement, if permitted by the Loan Documents), each Person acting as an Independent Director shall, without any action of any Person and simultaneously with the Member ceasing to be a member of the Company, automatically be admitted to the Company as a member of the Company (the “Special Member”) and shall preserve and continue the Company without dissolution. No Special Member may resign from the Company or transfer its rights as Special Member unless (i) a successor Special Member has been admitted to the Company as Special Member by executing a counterpart to this Agreement, and (ii) such successor has also accepted its appointment as Independent Director by executing a counterpart to the Agreement and the Management Agreement; provided, however, the Special Members shall automatically cease to be members of the Company upon the admission to the Company of a substitute Member but shall not thereby cease to be Independent Directors. Each Special Member shall be a member of the Company that has no interest in the profits, losses and capital of the Company and has no right to receive any distributions of Company assets. Pursuant to Section 18-301 of the Act, a Special Member shall not be required to make any capital contributions to the Company and shall not receive a limited liability company interest in the Company. A Special Member, in its capacity as Special Member, may not bind the Company. Except as required by any mandatory provision of the Act, each Special Member, in its capacity as Special Member, shall have no right to vote on, approve or otherwise consent to any action by, or matter relating to, the Company, including, without limitation, the merger, consolidation or conversion of the Company. In order to implement the future, contingent admission to the Company of each Special Member, each Person acting as an Independent Director shall execute a counterpart to this Agreement. Prior to its admission to the Company as Special Member, each Person acting as an Independent Director shall not be a member of the Company.
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9. Membership Interests. The Managing Member shall have and own 100% of the Membership Interests.
10. Capital Contributions. Any Member may make one or more capital contributions to the Company provided, however, any capital contribution will only be made with the consent of the Member making such contribution.
11. Capital Accounts. The capital accounts of each Member shall be allocated in accordance with their capital contributions and shall be maintained in accordance with Section 704(b) of the Internal Revenue Code and the Treasury Regulations promulgated thereunder.
12. Admission of Additional Members by the Company. One or more additional Members of the Company may be admitted to the Company with the unanimous vote or written consent of all of the Members; provided, however, no additional Member may be admitted to the Company as a Member of the Company, other than pursuant to Sections 8(a) or 21 (a), unless the Agent consents in writing.
13. Resignation of the Member. No Member may resign from the Company as a Member of the Company unless a substitute Member or a transferee of such Member’s interest is admitted as a Member of the Company in accordance with the terms herein.
14. Assignments; Rights of Assignee To Become a Member. Until such time as Full Payment of the Obligations has occurred, the Managing Member shall not, except as expressly permitted by the Loan Documents, take any action to sell, transfer, exchange, convey, encumber or dispose of any of its Membership Interest. Subject to the foregoing sentence, if the Member transfers all of its limited liability company interest in the Company pursuant to this Section 14, the transferee’s admission shall be deemed effective immediately prior to the transfer and, immediately following such admission, the transferor Member shall cease to be a member of the Company. Any successor to the Member by merger or consolidation in compliance with the Loan Documents shall, without further act, be the Member hereunder, and such merger or consolidation shall not constitute an assignment for purposes of this Agreement and the Company shall continue without dissolution. Notwithstanding anything to the contrary contained herein, the Member shall not, without the prior written consent of the Agent, issue and shall not permit the issuance of any additional limited liability company interests of the Company other than its initial issuance of limited liability company interests issued on or prior to the date of this Agreement.
15. Liability of Members. Except as otherwise expressly provided by the Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be the debts, obligations and liabilities solely of the Company, and neither the Member nor the Special Members nor any Director shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Member, Special Member or Director of the Company.
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16. Exculpation of Members. Neither the Member nor the Special Members nor any officer, Director, employee or agent of the Company nor any employee, representative, agent or Affiliate of the Member or the Special Members (collectively, the “Covered Persons”) shall be liable to the Company or any other Person who has an interest in or claim against the Company for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by this Agreement, except that a Covered Person shall be liable for any such loss, damage or claim incurred by reason of such Covered Persons gross negligence or willful misconduct.
17. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, all rights and remedies being governed by said laws, without regard to principles of conflict of laws.
18. Indemnification. To the fullest extent permitted by applicable law and to the extent permitted under this Agreement, a Covered Person shall be entitled to indemnification from the Company for any loss, damage or claim incurred by such Covered Person by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by this Agreement, except that no Covered Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Covered Person by reason of such Covered Person’s gross negligence or willful misconduct with respect to such acts or omissions; provided, however, that any indemnity under this Section 18 by the Company shall be provided out of and to the extent of Company assets only, and the Member and the Special Members shall not have personal liability on account thereof; and provided further, that so long as any obligation imposed by the Loan Documents is outstanding, no indemnity payment from funds of the Company (as distinct from funds from other sources, such as insurance) of any indemnity under Section 18 shall be payable from amounts allocable to any other Person pursuant to the Loan Documents.
19. Tax Characterization and Returns. It is the intention of the Member that the Company be disregarded for federal and all relevant state tax purposes and that the activities of the Company be deemed to be activities of the Member for such purposes. All provisions of this Agreement are to be construed so as to preserve that tax status. The Member is hereby authorized to file any necessary elections, and shall be required to file any necessary tax returns, on behalf of the Company with any such tax authorities.
20. Amendments.
(a) Subject to Sections 7 and 20(b) below, Sections 3, 5, 6, 7, 8(a) and 20 of this Agreement may only be amended with approval of the Managing Member and all members of the Board of Directors, including, without limitation, the Independent Directors.
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(b) Notwithstanding Section 20(a), this Agreement shall not be amended except in compliance with the Loan Documents until Full Payment of the Obligations.
21. Dissolution; Liquidation; Termination. (a) The Company shall be dissolved, and its affairs shall be wound up upon the first to occur of the following: (i) the termination of the legal existence of the last remaining member of the Company or the occurrence of any other event which terminates the continued membership of the last remaining member of the Company in the Company unless the Company is continued without dissolution in a manner permitted by this Agreement or the Act or (ii) the entry of a decree of judicial dissolution under Section 18-802 of the Act. Upon the occurrence of any event that causes the last remaining member of the Company to cease to be a member of the Company or that causes the Member to cease to be a member of the Company (other than (x) upon an assignment by Member of all of its limited liability company interest in the Company and the admission of the transferee, if permitted pursuant to the Loan Documents, or (y) the resignation of Member and the admission of an additional member of the Company pursuant to this Agreement, if permitted pursuant to the Loan Documents), to the fullest extent permitted by law, the personal representative of such member is hereby authorized to, and shall, within 90 days after the occurrence of the event that terminated the continued membership of such member in the Company, agree in writing (i) to continue the Company and (ii) to the admission of the personal representative or its nominee or designee, as the case may be, as a substitute member of the Company, effective as of the occurrence of the event that terminated the continued membership of such member in the Company.
(b) Notwithstanding any other provision of this Agreement, the Member or a Special Member becoming a Bankrupt Member shall not cause the Member or Special Member, respectively, to cease to be a member of the Company and upon the occurrence of such an event, the Company shall continue without dissolution
(c) Notwithstanding any other provision of this Agreement, each of the Member and the Special Members waives any right it might have to agree in writing to dissolve the Company upon the Member or a Special Member becoming a Bankrupt Member or the occurrence of an event that causes the Member or a Special Member to cease to be a member of the Company.
(d) In the event of dissolution, the Company shall conduct only such activities as are necessary to wind up its affairs (including the sale of the assets of the Company in an orderly manner), and the assets of the Company shall be applied in the manner, and in the order of priority, set forth in Section 18-804 of the Act.
(e) The Company shall terminate when (i) all of the assets of the Company, after payment of or due provision for all debts, liabilities and obligations of the Company shall have been distributed to the Member in the manner provided for in this Agreement and (ii) the Certificate of Formation shall have been canceled in the manner required by the Act.
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(f) To the fullest extent permitted by law, each of the Member and the Special Members shall irrevocably waive any right or power that they might have to cause the Company or any of its assets to be partitioned, to cause the appointment of a receiver for all or any portion of the assets of the Company, to compel any sale of all or any portion of the assets of the Company pursuant to any applicable law or to file a complaint or to institute any proceeding at law or in equity to cause the dissolution, liquidation, winding up or termination of the Company.
22. Entire Agreement. This Agreement contains the entire understanding between the parties and supersedes any prior understandings or agreements between them respecting the within subject matter. There are no representations, agreements, arrangements or understandings, oral or written, between the parties hereto relating to the subject matter of this Agreement which are not fully expressed herein.
23. Definitions. Whenever used in this Agreement the following terms shall have the meanings respectively assigned to them in this Section 23 unless otherwise expressly provided herein or unless the context otherwise requires:
Affiliate: shall mean any other Person that, directly or indirectly, is in Control of, is Controlled by or is under common Control with such Person or is a director or officer of such Person or of an Affiliate of such Person.
Agreement: shall mean this Fifth Amended and Restated Limited Liability Company Agreement of the Company as the same may be amended or restated from time to time in accordance with its terms.
Company: shall mean 43rd Restaurant LLC, the Delaware limited liability company continued pursuant to the Act and this Agreement.
Control: shall mean with respect to any Person, either (i) ownership directly or indirectly of forty-nine percent (49%) or more of all equity interests in such Person or (ii) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities, by contract or otherwise.
Bankrupt Member: shall mean any member (a) that (i) makes an assignment for the benefit of creditors; (ii) files a voluntary petition in bankruptcy; (iii) is adjudged a bankrupt or insolvent, or has entered against such member an order for relief, in any bankruptcy or insolvency proceeding; (iv) files a petition or answer seeking for the member any reorganization, arrangement, composition, readjustment, liquidation, or similar relief under any statute, law or regulation; (v) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the member in any proceeding of the type described in subclauses (i) through (iv) of this clause (a); or (vi) seeks, consents to, or acquiesces in the appointment of a trustee, receiver or liquidator of the member or of all or any substantial part of the member’s properties; or (b) against which, a proceeding seeking reorganization, arrangement, composition, readjustment, liquidation, or similar relief under any statute, law or regulation has been commenced and one hundred twenty (120) days have expired without dismissal thereof or with respect to which, without the member’s consent or acquiescence, a trustee, receiver or liquidator of the member or of all or any substantial part of the member’s properties has been appointed and ninety (90) days have expired without the appointment having been vacated or stayed, or ninety (90) days have expired after the date of expiration of a stay, if the appointment has not previously been vacated. The foregoing is intended to and shall supersede and replace the events of bankruptcy described in Sections 18-304(a) and (b) of the Act.
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Independent Director: shall mean a natural person selected by the Company and reasonably satisfactory to Agent who shall not have been at the time of such individual’s appointment as an Independent Director, and shall not have been at any time during the preceding five years (i) a shareholder/partner/member of, or an officer or employee of, the Company or any of its shareholders, subsidiaries or Affiliates, (ii) a director (other than as an Independent Director) of any shareholder, subsidiary or Affiliate of the Company, (iii) a customer of, or supplier to, the Company or any of its shareholders, subsidiaries or Affiliates (other than an individual provided by a business that provides independent directors and corporate services in the ordinary course), (iv) a Person who Controls any such shareholder, supplier or customer, or (v) a member of the immediate family of any such shareholder/director/partner/member, officer, employee, supplier or customer or of any director of the Company (other than as an Independent Director). Notwithstanding the foregoing, an Independent Director may serve in similar capacities for other “special purpose” corporations formed by the Member or any affiliate thereof. The initial Independent Director of the Company shall be Kenneth J. Uva.
Management Agreement: shall mean the agreement of the Independent Directors in the form attached hereto as Schedule B. The Management Agreement shall be deemed incorporated into, and a part of, this Agreement.
Managing Member: shall mean the Member and any successor Managing Member appointed pursuant to this Agreement, each in its capacity as a managing member of the Company.
Member: shall mean Royalton Pledgor LLC and any Person hereafter admitted to the Company as a member as provided in this Agreement, each in its capacity as a member of the Company.
Membership Interest: shall mean the limited liability company interest of the Member in the Company, including, without limitation, rights in the capital of the Company, rights to receive distributions (liquidating or otherwise) and allocations of profits and losses. The Member’s Membership Interest shall be expressed as a percentage which shall equal the ratio that the value of the Capital Contributions made by such Member bears to the Capital Contributions of all members. The Member’s initial Membership Interest shall be one hundred percent (100%).
Person: means any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, any other person or entity, and any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.
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24. Distributions. Distributions shall be made to the Members at the times and in the aggregate amounts determined by the Managing Member. Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not be permitted to make a distribution to a member on account of its interest in the Company if such distribution would violate Section 18-607 of the Act or any other applicable law or the Loan Documents.
25. Uncertificated Interests. The limited liability company interests in the Company shall not be evidenced by certificates. The Company shall maintain books for the purpose of registering the transfer of limited liability company interests, and, upon any transfer of limited liability company interests in the Company, the Company shall notify the registered owner of any applicable restrictions on the transfer of limited liability company interests.
26. Benefits of Agreement; No Third Party Rights. (a) None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditor of the Company or by any creditor of the Member or a Special Member and (b) nothing in this Agreement shall be deemed to create any right in any Person (other than Covered Persons) not a party hereto, and this Agreement shall not be construed in any respect to be a contract in whole or in part for the benefit of any third Person.
27. Binding Agreement. Notwithstanding any other provision of this Agreement, the Member agrees that this Agreement constitutes a legal, valid and binding agreement of the Member, and is enforceable against the Member by the Independent Directors, in accordance with its terms.
28. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Agreement and all of which together shall constitute one and the same instrument.
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IN WITNESS WHEREOF, the Member has executed this Agreement effective as of the date first above written.

ROYALTON PLEDGOR LLC

By:	Morgans Group LLC, its sole member

By:	Morgans Hotel Group Co., its managing member

By:

	Name:	Richard Szymanski
	Title:	Chief Financial Officer and Secretary
43rd Restaurant LLC — Fifth Amended & Restated Operating Agreement

S-1

Kenneth J. Uva
Independent Director

43rd Restaurant LLC — Fifth Amended & Restated Operating Agreement

S-2

Schedule A
Board of Directors
Royalton Pledgor LLC
Kenneth J. Uva
43rd Restaurant LLC Fifth Amended & Restated Operating Agreement

Schedule B
Management Agreement
October 6, 2006
43rd Restaurant LLC
C/o Morgans Hotel Group LLC
475 Tenth Avenue
New York, New York 10018
Re: Management Agreement — 43rd Restaurant LLC (the “Company”)
Ladies and Gentlemen:
For good and valuable consideration, the undersigned, who has been designated as an Independent Director of the Company, in accordance with the Fourth Amended and Restated Limited Liability Company Agreement of the Company, dated as of the date hereof, as it may be amended or restated from time to time (the “LLC Agreement”), hereby agrees as follows:
1. The undersigned accepts his rights and authority as an Independent Director under the LLC Agreement and agrees to perform and discharge his duties and obligations as an Independent Director under the LLC Agreement, and further agrees that such rights, authorities, duties and obligations under the LLC Agreement shall continue until his successor as an Independent Director is designated or until his resignation or removal as an Independent Director in accordance with the LLC Agreement. The undersigned agrees and acknowledges that it has been designated as a “manager” of the Company within the meaning of the Delaware Limited Liability Company Act.
2. So long as any Obligation is outstanding, the undersigned agrees, solely in its capacity as a creditor of the Company on account of any indemnification or other payment owing to the undersigned by the Company, not to acquiesce, petition or otherwise invoke or cause the Company to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Company under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company or any substantial part of the property of the Company, or ordering the winding up or liquidation of the affairs of the Company.
3. THIS MANAGEMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, AND ALL RIGHTS AND REMEDIES SHALL BE GOVERNED BY SUCH LAWS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.
43rd Restaurant LLC Fifth Amended & Restated Operating Agreement

Initially capitalized terms used and not otherwise defined herein have the meanings set forth in the LLC Agreement.
43rd Restaurant LLC Fifth Amended & Restated Operating Agreement

IN WITNESS WHEREOF, the undersigned has executed this Management Agreement as of the day and year first above written.

Kenneth J. Uva
[Signature Page to Management Agreement]
43rd Restaurant LLC Fifth Amended & Restated Operating Agreement

Exhibit C
See Attached

SUBORDINATION AND ATTORNMENT AGREEMENT
THIS SUBORDINATION AND ATTORNMENT AGREEMENT (“Agreement”) is entered into as of August 5, 2009 (the “Effective Date”) by and between WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as Agent, having an address at 301 South College Street, NC0172, Charlotte, North Carolina 28288 (together with its participants, successors and assigns, collectively, “Mortgagee”), and BASE USA, INC., a Florida corporation, having an address at 939 Lincoln Road, Miami Beach, FL 33139 (hereinafter “Tenant”), with reference to the following facts:
A. Beach Hotel Associates LLC, a Delaware limited liability company, whose address is c/o Morgans Hotel Group LLC, 475 Tenth Avenue, 11 Floor, New York, New York 10018 (“Landlord”) owns fee simple title in the real property described in Exhibit “A” attached hereto (the “Property”).
B. Mortgagee has made or intends to make loans and extend other credit to Landlord (collectively, the “Loan”) pursuant to that certain Credit Agreement dated as of October 6, 2006, as amended by First Amendment to Credit Agreement dated as of November 10, 2006, Second Amendment to Credit Agreement dated as of January 8, 2007, Third Amendment to Credit Agreement dated as of October 10, 2007, Fourth Amendment to Credit Agreement dated as of January 16, 2008 and Fifth Amendment to Credit Agreement; and Waiver Agreement dated as of the date hereof among Landlord, Mortgagee and other parties (as the same may be further amended, restated, supplemented, or otherwise modified from time to time being hereinafter referred to as the “Credit Agreement”).
C. The Loan is secured by that certain Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing dated as of the date hereof between Landlord and Mortgagee, recorded or to be recorded in the Office of the City Register, New York County, New York (as amended, restated, supplemented, or otherwise modified from time to time, the “Security Instrument”), encumbering the Property.
D. Pursuant to that certain Lease dated as of June 30, 2005 between Landlord, as owner or landlord and Tenant, as tenant (the “Lease”), Landlord demised to Tenant that portion of the Property for a gift shop, as well as a right of access thereto, as more particularly described in the Lease (the “Leased Premises”).
E. Tenant and Mortgagee desire to agree upon the relative priorities of their interests in the Property and their rights and obligations if certain events occur.

NOW, THEREFORE, for good and sufficient consideration, Tenant and Mortgagee agree:
1. Definitions. The following terms shall have the following meanings for purposes of this Agreement.
a. Foreclosure Event. A “Foreclosure Event” means: (i) foreclosure under the Security Instrument; (ii) any other exercise by Mortgagee of rights and remedies (whether under the Security Instrument or under applicable law, including bankruptcy law) as holder of the Loan and/or the Security Instrument, as a result of which a Successor Landlord becomes owner of the Property; or (iii) delivery by Landlord to Mortgagee (or its designee or nominee) of a deed or other conveyance of Landlord’s interest in the Property in lieu of any of the foregoing.
b. Former Landlord. A “Former Landlord” means Landlord and any other party that was landlord under the Lease at any time before the occurrence of any attornment under this Agreement.
c. Offset Right. An “Offset Right” means any right or alleged right of Tenant to any offset, defense (other than one arising from actual payment and performance, which payment and performance would bind a Successor Landlord pursuant to this Agreement), claim, counterclaim, reduction, deduction, or abatement against Tenant’s payment of Rent or performance of Tenant’s other obligations under the Lease, arising (whether under the Lease or under applicable law) from Landlord’s breach or default under the Lease.
d. Rent. The “Rent” means any fixed rent, base rent or additional rent under the Lease.
e. Successor Landlord. A “Successor Landlord” means any party that becomes owner of the Property as the result of a Foreclosure Event.
f. Termination Right. A “Termination Right” means any right of Tenant to cancel or terminate the Lease or to claim a partial or total eviction arising (whether under the Lease or under applicable law) from Landlord’s breach or default under the Lease.
g. Other Capitalized Terms. If any capitalized term is used in this Agreement and no separate definition is contained in this Agreement, then such term shall have the same respective definition as set forth in the Lease.
2. Subordination. The Lease, as the same may hereafter be modified, amended or extended, shall be, and shall at all times remain, subject and subordinate to (i) the terms conditions and provisions of the Security Instrument and the other Loan Documents (as such term is defined in the Security Instrument), (ii) any and all advances, increases, renewals, extensions, modifications, assignments, replacements or consolidations thereof and the rights, privileges, and powers of the Mortgagee thereunder, (iii) the lien imposed by the Security Instrument and all advances made under the Security Instrument, and (iv) any refinancing of the Loan.

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3. Attornment.
a. Upon Successor Landlord’s request after taking title to the Property (i) Tenant shall recognize and attorn to Successor Landlord as Tenant’s direct landlord under the Lease as effected by this Agreement and (ii) the Lease shall continue in full force and effect as a direct lease, in accordance with its terms (except as provided in this Agreement), between Successor Landlord and Tenant for the remaining term of the Lease or any portion thereof selected by Successor Landlord. Notwithstanding such attornment, Successor Landlord shall have the unilateral right to terminate the Lease at any time. Tenant hereby acknowledges that pursuant to the Security Instrument and assignment of rents, leases and profits, Landlord has granted to the Mortgagee an absolute, present assignment of the Lease and Rents which provides that Tenant continue making payments of Rents and other amounts owed by Tenant under the Lease to the Landlord and to recognize the rights of Landlord under the Lease until notified otherwise in writing by the Mortgagee or a Successor Landlord. Notwithstanding anything to the contrary contained in the Lease, Landlord hereby irrevocably directs Tenant to make all payments of rent due to Landlord under the Lease payable to the order of “Wachovia Bank, National Association, as Agent” upon the written demand of Mortgagee therefor. The foregoing direction is irrevocable, except with the written consent of Mortgagee (or its successors or assigns), notwithstanding any future contrary request or direction from the undersigned or any other person (other than Mortgagee (or its successors or assigns)). Landlord consents to the foregoing and waives any right, claim or demand which Landlord may have against Tenant by reason of such payments to Mortgagee or as Mortgagee directs.
b. The provisions of this Article 3 shall be effective and self-operative without any need for Successor Landlord or Tenant to execute any further documents. Tenant and Successor Landlord shall, however, confirm the provisions of this Article 3 in writing upon request by either of them within ten (10) days of such request.
4. Protection of Successor Landlord. Notwithstanding anything to the contrary in the Lease or the Security Instrument, Successor Landlord shall not be liable for or bound by any of the following matters:
a. Claims Against Former Landlord. Any Offset Right that Tenant may have against any Former Landlord relating to any event or occurrence before the date of attornment, including any claim for damages of any kind whatsoever as the result of any breach by Former Landlord that occurred before the date of attornment. The foregoing shall not limit either (i) Tenant’s right to exercise against Successor Landlord any Offset Right otherwise available to Tenant because of events occurring after the date of attornment or (ii) Successor Landlord’s obligation to correct any conditions that existed. as of the date of attornment and violate Successor Landlord’s obligations as landlord under the Lease.
b. Prepayments. Any payment of Rent that Tenant may have made to Former Landlord more than thirty (30) days before the date such Rent was first due and payable under the Lease with respect to any period after the date of attornment other than, and only to the extent that, the Lease expressly required such a prepayment.
c. Payment; Security Deposit; Work. Any obligation: (i) to pay Tenant any sum(s) that any Former Landlord owed to Tenant unless such sums, if any, shall have been actually delivered to Mortgagee by way of an assumption of escrow accounts or otherwise; (ii) with respect to any security deposited with Former Landlord, unless such security was actually delivered to Mortgagee; (iii) to commence or complete any initial construction of improvements in the Leased Premises or any expansion or rehabilitation of existing improvements thereon, unless such obligation first accrued during any period after Tenant has attorned to Successor Landlord; (iv) to reconstruct or repair improvements following a fire, casualty or condemnation, unless such obligation first accrued during any period after Tenant has attorned to Successor Landlord; or (v) arising from representations and warranties related to Former Landlord.

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d. Modification, Amendment or Waiver. Any modification or amendment of the Lease, or any waiver of the terms of the Lease, made without Mortgagee’s written consent.
e. Surrender, Etc. Any consensual or negotiated surrender, cancellation, or termination of the Lease, in whole or in part, agreed upon between Landlord and Tenant without Mortgagee’s consent, unless effected unilaterally by Tenant pursuant to the express terms of the Lease.
5. Exculpation of Successor Landlord. Notwithstanding anything to the contrary in this Agreement or the Lease, Successor Landlord’s obligations and liability under the Lease shall never extend beyond Successor Landlord’s (or its successors’ or assigns’) interest, if any, in the Leased Premises from time to time, including insurance and condemnation proceeds, security deposits, escrows, Successor Landlord’s interest in the Lease, and the proceeds from any sale, lease or other disposition of the Property (or any portion thereof) by Successor Landlord (collectively, the “Successor Landlord’s Interest”). Tenant shall look exclusively to Successor Landlord’s Interest (or that of its successors and assigns) for payment or discharge of any obligations of Successor Landlord under the Lease as amended by this Agreement. If Tenant obtains any money judgment against Successor Landlord with respect to the Lease or the relationship between Successor Landlord and Tenant, then Tenant shall look solely to Successor Landlord’s Interest (or that of its successors and assigns) to collect such judgment. Tenant shall not collect or attempt to collect any such judgment out of any other assets of Successor Landlord.
6. Mortgagee’s Right to Cure. Notwithstanding anything to the contrary in the Lease or this Agreement, before exercising any Offset Right or Termination Right:
a. Notice to Mortgagee. Tenant shall provide Mortgagee with notice of the breach or default by Landlord giving rise to same (the “Default Notice”) and, thereafter, the opportunity to cure such breach or default as provided for below.
b. Mortgagee’s Cure Period. After Mortgagee receives a Default Notice, Mortgagee shall have a period of thirty (30) days beyond the time available to Landlord under the Lease in which to cure the breach or default by Landlord. Mortgagee shall have no obligation to cure (and shall have no liability or obligation for not curing) any breach or default by Landlord, except to the extent that Mortgagee agrees or undertakes otherwise in writing. In addition, as to any breach or default by Landlord the cure of which requires possession and control of the Property, provided that Mortgagee undertakes by written notice to Tenant to exercise reasonable efforts to cure or cause to be cured by a receiver such breach or default within the period permitted by this paragraph, Mortgagee’s cure period shall continue for such additional time (the “Extended Cure Period”) as Mortgagee may reasonably require to either: (i) obtain possession and control of the Property with due diligence and thereafter cure the breach or default with reasonable diligence and continuity; or (ii) obtain the appointment of a receiver and give such receiver a reasonable period of time in which to cure the default.

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7. Cooperation Regarding Licenses. Tenant agrees to maintain in full force and effect for the benefit of Landlord and Successor Landlord all alcoholic beverage licenses issued by the New York State Liquor Authority and such other licenses, permits or authorizations that are required for the sale of alcoholic beverages at the Property by Tenant (collectively, the “Liquor Licenses”). Upon any termination of the Lease, Tenant agrees to (a) fully cooperate and take any action permitted by law required to transfer any one or more of the Liquor Licenses to Mortgagee’s designee and (b) continue to maintain each of the Liquor Licenses for the benefit of Successor Landlord to the extent permitted by law until Tenant receives written notice from Successor Landlord that the Liquor Licenses have been assigned or Mortgagee’s designee has been issued its own alcoholic beverage licenses in connection with the Premises.
8. Miscellaneous.
a. Tenant hereby covenants and agrees that it will not change or alter the economic terms or any other terms, covenants, conditions and agreements of the Lease without the prior written consent of Mortgagee. No amendment or modification of the Lease shall become effective without Mortgagee’s prior written consent.
b. Tenant hereby covenants and agrees that it will not mortgage or grant any other lien on its leasehold estate without the prior written consent of Mortgagee. No such mortgage or lien on Tenant’s leasehold estate shall become effective without Mortgagee’s prior written consent.
c. Landlord shall be solely liable to Tenant for all fees, reimbursements, indemnifications and charges of any kind or nature accruing to Tenant under the Lease, if any, or at law or in equity with respect to the leasing, occupancy and operation of the Property. Mortgagee shall in no event or under any circumstances be responsible for any termination payments or fees, or other charges, indemnifications, reimbursements or other payments to or claims of Tenant whatsoever.
d. Notices. Any notice or request given or demand made under this Agreement by one party to the other shall be in writing, and may be given or be served by hand delivered personal service, or by depositing the same with a reliable overnight courier service or by deposit in the United States mail, postpaid, registered or certified mail, and addressed to the party to be notified, with return receipt requested or by telefax transmission, with the original machine-generated transmit confirmation report as evidence of transmission. Notice deposited in the mail in the manner hereinabove described shall be effective from and after the expiration of three (3) days after it is so deposited; however, delivery by overnight courier service shall be deemed effective on the next succeeding business day after it is so deposited and notice by personal service or telefax transmission shall be deemed effective when delivered to its addressee or within two (2) hours after its transmission unless given after 3:00 p.m. on a business day, in which case it shall be deemed effective at 9:00 a.m. on the next business day. For purposes of notice, the addresses and telefax number of the parties shall, until changed as herein provided, be as follows:
i.	If to the Mortgagee, at:

Wachovia Bank, National Association, as Agent One Wachovia Center 301 South College Street Mail Code: NC 0172 Charlotte, North Carolina 28288-0166

Attn: Anand J. Jobanputra Telephone: (704) 383-4013 Telecopy: (704) 383-6205

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ii.	If to the Tenant, at:

c/o China Grill Management, Inc. 420 Lincoln Road, Suite 448 Miami Beach, Florida 33139 Telephone: Telecopy:
e. Successors and Assigns. This Agreement shall bind and benefit the parties, their successors and assigns, any Successor Landlord, and its successors and assigns.
f. Entire Agreement. This Agreement constitutes the entire agreement between Mortgagee and Tenant regarding the subordination of the Lease to the Security Instrument and the rights and obligations of Tenant and Mortgagee as to the subject matter of this Agreement.
g. Interaction with Lease and with Security Instrument. If this Agreement conflicts with the Lease, then this Agreement shall govern as between the parties and any Successor Landlord, including upon any attornment pursuant to this Agreement. This Agreement supersedes, and constitutes full compliance with, any provisions in the Lease that provide for subordination of the Lease to, or for delivery of nondisturbance agreements by the holder of the Security Instrument.
h. Mortgagee’s Rights and Obligations. Except as expressly provided for in this Agreement, Mortgagee shall have no obligations to Tenant with respect to the Lease. If an attornment occurs pursuant to this Agreement, then all rights and obligations of Mortgagee under this Agreement shall terminate, without thereby affecting in any way the rights and obligations of Successor Landlord provided for in this Agreement.
i. Interpretation; Governing Law. The interpretation, validity and enforcement of this Agreement shall be governed by and construed under the internal laws of the State in which the Leased Premises are located, excluding such State’s principles of conflict of laws.
j. Amendments. This Agreement may be amended, discharged or terminated, or any of its provisions waived, only by a written instrument executed by the party to be charged.

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k. Due Authorization. Tenant represents to Mortgagee that it has full authority to enter into this Agreement, which has been duly authorized by all necessary actions. Mortgagee represents to Tenant that it has full authority to enter into this Agreement, which has been duly authorized by all necessary actions.
l. Execution. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.
[SIGNATURES FOLLOW ON NEXT PAGE]

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IN WITNESS WHEREOF, the Mortgagee and Tenant have caused this Agreement to be executed as of the date first above written.

MORTGAGEE: WACHOVIA BANK, NATIONAL ASSOCIATION, AS AGENT
By:
	Name:	Mark Cagley
	Title:	Managing Director
[SIGNATURES CONTINUE ON NEXT PAGE]

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TENANT: BASE USA, INC, a Florida corporation
By:
Name:
Title:

LANDLORD’S CONSENT
Landlord consents and agrees to the foregoing Agreement, which was entered into at Landlord’s request. The foregoing Agreement shall not alter, waive or diminish any of Landlord’s obligations under the Security Instrument or the Lease. The above Agreement discharges any obligations of Mortgagee under the Security Instrument and related loan documents to enter into a nondisturbance agreement with Tenant. Landlord is not a party to the above Agreement.

LANDLORD: BEACH HOTEL ASSOCIATES LLC
By:	Morgans Group LLC, its Managing Member

By:	Morgans Hotel Group Co., its Managing Member

By:
	Name:	Richard Szymanski
	Title:	Chief Financial Officer and Secretary

MORTGAGEE’S ACKNOWLEDGMENT

STATE OF NORTH CAROLINA	)
) ss.
COUNTY OF MECKLENBURG	)
On the  _____  day of  _____  in the year 2009 before me, the undersigned, a Notary Public in and for said state, personally appeared Mark Cagley, proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
My commission expires:

(SEAL)
Signature of Notary Public

TENANT’S ACKNOWLEDGMENT

STATE OF NEW YORK	)
) ss.
COUNTY OF NEW YORK	)
On the  _____  day of  _____  in the year 2009 before me, the undersigned, a Notary Public in and for said state, personally appeared  _____, proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
My commission expires:

(SEAL)
Signature of Notary Public

LIST OF EXHIBITS
If any exhibit is not attached hereto at the time of execution of this Agreement, it may thereafter be attached by written agreement of the parties, evidenced by initialing said exhibit.
Exhibit “A” — Legal Description of the Land (See Attached)

EXHIBIT A
LEGAL DESCRIPTION OF THE LAND
Lots 9, 10, 11 and 12, in Block 29 of Fisher’s First Subdivision of Alton Beach, a subdivision of Miami-Dade County, Florida, according to the Plat thereof duly recorded upon the Public records of Miami-Dade County, Florida in Plat Book 2, page 77 thereof;
Also that tract of land shown on plat of Fisher’s First Subdivision of Alton Beach, according to the Plat thereof recorded in Plat Book 2, page 77, Public Records of Miami-Dade County, Florida, described as follows:
Begin at the Southeast corner of Lot 9 in Block 29 as shown on plat of Fisher’s First Subdivision of Alton Beach, according to the Plat thereof recorded in Plat Book 2, page 77, Public Records of Miami-Dade County, Florida; thence run in a Northerly direction along the Easterly line of said Block 29 of the aforesaid plat and the Northerly extension thereof a distance of 136.896 feet, more or less, to the point of intersection of the center line of 17th Street; thence run Easterly along the center line of 17th Street; extended, a distance of 204.17 feet, more or less, to the point of intersection of said center line of 17th Street extended Easterly to the Erosion Control Line of the Atlantic Ocean, said Line recorded in Plat Book 105, page 62, Public Records of Miami-Dade County, Florida, thence run Southerly along the said Erosion Control Line, a distance of 137.465 feet to the intersection of the extension Easterly of the southerly Line of referenced Lot 9, thence run Westerly along the Easterly extension of Lot 9, a distance of 200.96 feet, more or less, to the Point of Beginning.
Less and except, however, that certain portion of such land as was appropriated and taken by the City of Miami Beach, Florida, in that certain eminent domain or condemnation proceeding a final judgment for which was recorded in Deed Book 3106, page 96, which covers that portion of the premises lying northerly of the northerly line of said Block 29 extended easterly to the Erosion Control Line recorded in Plat Book 105, page 62 of the Public Records of Miami-Dade County, Florida.

Exhibit D-1
See attached

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (“Agreement”) is entered into as of August 4, 2009 (the “Effective Date”) by and between WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as Agent, having an address at 301 South College Street, NC0172, Charlotte, North Carolina 28288 (together with its participants, successors and assigns, collectively, “Mortgagee”), and SC COLLINS LLC, a Delaware limited liability company, having an address at c/o China Grill Management, Inc., 420 Lincoln Road, Suite 448, Miami Beach, FL 33139 (hereinafter, collectively “Tenant”), with reference to the following facts:
A. Beach Hotel Associates LLC, a Delaware limited liability company, successor in interest to Beach Hotel Associates Limited Partnership, whose address is c/o Morgans Hotel Group LLC, 475 Tenth Avenue, 11 Floor, New York, New York 10018 (“Landlord”) owns fee simple title in the real property described in Exhibit “A” attached hereto (the “Property”).
B. Mortgagee has made or intends to make loans and extend other credit to Landlord (collectively, the “Loan”) pursuant to that certain Credit Agreement dated as of October 6, 2006, as amended by First Amendment to Credit Agreement dated as of November 10, 2006, Second Amendment to Credit Agreement dated as of January 8, 2007, Third Amendment to Credit Agreement dated as of October 10, 2007, Fourth Amendment to Credit Agreement dated as of January 16, 2008 and Fifth Amendment to Credit Agreement; and Waiver Agreement dated as of the date hereof among Landlord, Mortgagee and other parties (collectively and as the same may be further amended, restated, supplemented, or otherwise modified from time to time being hereinafter referred to as the “Credit Agreement”).
C. The Loan is secured by that certain Fourth Amended and Restated Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated as of October 6, 2006 made by Landlord in favor of Mortgagee, and recorded in O.R. Book 25014, Page 1305, Public Records of Miami-Dade County, Florida, as amended by that certain First Amendment to Fourth Amended and Restated Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing recorded in O.R. Book 26859, Page 4256, Public Records of Miami-Dade County, Florida, as further amended by that certain Second Amendment to Fourth Amended and Restated Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated as of the date hereof and recorded or to be recorded in the Public Records of Miami-Dade County, Florida (collectively, the “Security Instrument”), encumbering the Property.
D. Pursuant to that certain Lease effective as of January 1, 2000 between Landlord, as owner or landlord and Tenant, as tenant (the “Lease”), Landlord demised to Tenant that portion of the Property which relates to food and beverage services including all restaurant and bar facilities, as well as a right of access necessary to provide room services to hotel guests, together with all furniture, fixtures and equipment thereon (the “Leased Premises”).
E. Tenant and Mortgagee desire to agree upon the relative priorities of their interests in the Property and their rights and obligations if certain events occur.

NOW, THEREFORE, for good and sufficient consideration, Tenant and Mortgagee agree:
1. Definitions. The following terms shall have the following meanings for purposes of this Agreement.
a. Former Landlord. A “Former Landlord” means Landlord and any other party that was landlord under the Lease at any time before the occurrence of any attornment under this Agreement.
b. Rent. The “Rent” means any fixed rent, base rent or additional rent under the Lease.
c. Successor Landlord. A “Successor Landlord” means any party that becomes owner of the Property as the result of (i) foreclosure under the Security Instrument; (ii) any other exercise by Mortgagee of rights and remedies (whether under the Security Instrument or under applicable law, including bankruptcy law) as holder of the Loan and/or the Security Instrument, as a result of which a Successor Landlord becomes owner of the Property; or (iii) delivery by Landlord to Mortgagee (or its designee or nominee) of a deed or other conveyance of Landlord’s interest in the Property in lieu of any of the foregoing.
d. Other Capitalized Terms. If any capitalized term is used in this Agreement and no separate definition is contained in this Agreement, then such term shall have the same respective definition as set forth in the Lease.
2. Subordination. The Lease, as the same may hereafter be modified, amended or extended, shall be, and shall at all times remain, subject and subordinate to the Security Instrument and to all renewals, modifications, consolidations, replacements, and extensions thereof.
3. Attornment.
a. Upon Successor Landlord’s request after taking title to the Property (i) Tenant shall recognize and attorn to Successor Landlord as Tenant’s landlord under the Lease unless Successor Landlord shall elect to terminate the Lease and the rights of Tenant to the possession of the Leased Premises.
b. The provisions of this Article 3 shall be effective and self-operative without any need for Successor Landlord or Tenant to execute any further documents. Tenant and Successor Landlord shall, however, confirm the provisions of this Article 3 in writing upon request by either of them within twenty (20) days of such request.
4. Non-Disturbance. So long as Tenant is not in default under the Lease (subject at all times to Tenant’s right to notice and opportunity to cure as provided by the Lease):
a. Mortgagee agrees not to name Tenant or join Tenant as a party defendant in any action or proceeding which may be instituted by Mortgagee to foreclose the Security Instrument or otherwise exercise its rights therein;

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b. Mortgagee agrees not to evict Tenant from the Leased Premises; and
c. Mortgagee agrees not to disturb or otherwise affect Tenant’s possession of the Leased Premises in the exercise of any of its rights under the Security Instrument or any note secured thereby and any sale of the Property pursuant to the exercise of any rights and remedies under the Security Instrument or otherwise shall be made subject to Tenant’s right of possession of the Leased Premises under the Lease.
5. Protection of Successor Landlord. Notwithstanding anything to the contrary in the Lease or the Security Instrument, Successor Landlord shall not (i) be obligated to repair, replace, or restore the Property or the Leased Premises in the event of damage or destruction, beyond such repair, replacement, or restoration as can be reasonably accomplished from the net proceeds of insurance actually received by or made available to such Successor Landlord; (ii) be responsible for any previous act or omission of the Former Landlord or for the return of any security deposit unless actually received; (iii) be subject to any liability or offset accruing to Tenant against the Former Landlord; (iv) be bound by any previous modification or extension of this Lease unless previously consented to by Successor Landlord; or (v) be bound by any previous prepayment of more than one month’s rent or other charge (except for the prepayment by Tenant of any Taxes that may be required pursuant to Article 10 of the Lease). Tenant waives the provisions of any statute or rule of law now or hereafter in effect which may give or purport to give Tenant any right of election to terminate the Lease or to surrender possession of the Leased Premises in the event of any foreclosure proceeding brought by Mortgagee and agrees that unless and until Mortgagee or any Successor Landlord shall elect to terminate the Lease and to extinguish the leasehold estate of Tenant under the Lease, the Lease shall not be affected in any way whatsoever by any such proceeding.
6. Cooperation Regarding Licenses. Tenant agrees to maintain in full force and effect for the benefit of Landlord and Successor Landlord all alcoholic beverage licenses issued by the Florida Department of Business and Professional Regulation, Division of Alcoholic Beverages and Tobacco and such other licenses, permits or authorizations that are required for the sale of alcoholic beverages at the Property by Tenant (collectively, the “Liquor Licenses”). Upon any termination of the Lease, Tenant agrees to (a) fully cooperate and take any action permitted by law required to transfer any one or more of the Liquor Licenses to Mortgagee’s designee and (b) continue to maintain each of the Liquor Licenses for the benefit of Successor Landlord to the extent permitted by law until Tenant receives written notice from Successor Landlord that the Liquor Licenses have been assigned or Mortgagee’s designee has been issued its own alcoholic beverage licenses in connection with the Premises.
7. Miscellaneous.
a. Tenant hereby covenants and agrees that it will not change or alter the economic terms or any other terms, covenants, conditions and agreements of the Lease without the prior written consent of Mortgagee. No amendment or modification of the Lease shall become effective without Mortgagee’s prior written consent.
b. Tenant hereby covenants and agrees that it will not mortgage or grant any other lien on its leasehold estate without the prior written consent of Mortgagee. No such mortgage or lien on Tenant’s leasehold estate shall become effective without Mortgagee’s prior written consent.

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c. Landlord shall be solely liable to Tenant for all fees, reimbursements, indemnifications and charges of any kind or nature accruing to Tenant under the Lease, if any, or at law or in equity with respect to the leasing, occupancy and operation of the Property. Mortgagee shall in no event or under any circumstances be responsible for any termination payments or fees, or other charges, indemnifications, reimbursements or other payments to or claims of Tenant whatsoever.
d. Notices. Any notice or request given or demand made under this Agreement by one party to the other shall be in writing, and may be given or be served by hand delivered personal service, or by depositing the same with a reliable overnight courier service or by deposit in the United States mail, postpaid, registered or certified mail, and addressed to the party to be notified, with return receipt requested or by telefax transmission, with the original machine-generated transmit confirmation report as evidence of transmission. Notice deposited in the mail in the manner hereinabove described shall be effective from and after the expiration of three (3) days after it is so deposited; however, delivery by overnight courier service shall be deemed effective on the next succeeding business day after it is so deposited and notice by personal service or telefax transmission shall be deemed effective when delivered to its addressee or within two (2) hours after its transmission unless given after 3:00 p.m. on a business day, in which case it shall be deemed effective at 9:00 a.m. on the next business day. For purposes of notice, the addresses and telefax number of the parties shall, until changed as herein provided, be as follows:

i.	If to the Mortgagee, at:

Wachovia Bank, National Association, as Agent
One Wachovia Center
301 South College Street
Mail Code: NC 0172
Charlotte, North Carolina 28288-0166

Attn: Anand J. Jobanputra
Telephone: (704) 383-4013
Telecopy: (704) 383-6205

ii.	If to the Tenant, at:

c/o China Grill Management, Inc. 420 Lincoln Road, Suite 448 Miami Beach, Florida 33139 Telephone: Telecopy:

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e. Successors and Assigns. This Agreement shall bind and benefit the parties, their successors and assigns, any Successor Landlord, and its successors and assigns.
f. Entire Agreement. This Agreement constitutes the entire agreement between Mortgagee and Tenant regarding the subordination of the Lease to the Security Instrument and the rights and obligations of Tenant and Mortgagee as to the subject matter of this Agreement.
g. Interaction with Lease and with Security Instrument. If this Agreement conflicts with the Lease, then this Agreement shall govern as between the parties and any Successor Landlord, including upon any attornment pursuant to this Agreement. This Agreement supersedes, and constitutes full compliance with, any provisions in the Lease that provide for subordination of the Lease to, or for delivery of nondisturbance agreements by the holder of the Security Instrument.
h. Mortgagee’s Rights and Obligations. Except as expressly provided for in this Agreement, Mortgagee shall have no obligations to Tenant with respect to the Lease. If an attornment occurs pursuant to this Agreement, then all rights and obligations of Mortgagee under this Agreement shall terminate, without thereby affecting in any way the rights and obligations of Successor Landlord provided for in this Agreement.
i. Interpretation; Governing Law. The interpretation, validity and enforcement of this Agreement shall be governed by and construed under the internal laws of the State in which the Leased Premises are located, excluding such State’s principles of conflict of laws.
j. Amendments. This Agreement may be amended, discharged or terminated, or any of its provisions waived, only by a written instrument executed by the party to be charged.
k. Due Authorization. Tenant represents to Mortgagee that it has full authority to enter into this Agreement, which has been duly authorized by all necessary actions. Mortgagee represents to Tenant that it has full authority to enter into this Agreement, which has been duly authorized by all necessary actions.
l. Execution. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.
[SIGNATURES FOLLOW ON NEXT PAGE]

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IN WITNESS WHEREOF, the Mortgagee and Tenant have caused this Agreement to be executed as of the date first above written.

MORTGAGEE:

WACHOVIA BANK, NATIONAL ASSOCIATION, AS AGENT

By:

Name:
Title:
[SIGNATURES CONTINUE ON NEXT PAGE]

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TENANT:

SC COLLINS LLC, a Delaware limited liability company

By:

Name:
Title:

LANDLORD’S CONSENT
Landlord consents and agrees to the foregoing Agreement, which was entered into at Landlord’s request. The foregoing Agreement shall not alter, waive or diminish any of Landlord’s obligations under the Security Instrument or the Lease. The above Agreement discharges any obligations of Mortgagee under the Security Instrument and related loan documents to enter into a nondisturbance agreement with Tenant. Landlord is not a party to the above Agreement.

LANDLORD:

BEACH HOTEL ASSOCIATES LLC

By:	Morgans Group LLC, its Managing Member

	By:	Morgans Hotel Group Co., its Managing Member

By:

			Name:	Richard Szymanski
			Title:	Chief Financial Officer and Secretary

MORTGAGEE’S ACKNOWLEDGMENT

STATE OF NORTH CAROLINA	)
) ss.
COUNTY OF MECKLENBURG	)
On the  _____  day of                      in the year 2009 before me, the undersigned, a Notary Public in and for said state, personally appeared                     , proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
My commission expires:

(SEAL)
Signature of Notary Public

TENANT’S ACKNOWLEDGMENT

STATE OF NEW YORK	)
	)	ss.
COUNTY OF NEW YORK	)
On the  _____  day of                      in the year 2009 before me, the undersigned, a Notary Public in and for said state, personally appeared                     , proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
My commission expires:

(SEAL)
Signature of Notary Public

LIST OF EXHIBITS
If any exhibit is not attached hereto at the time of execution of this Agreement, it may thereafter be attached by written agreement of the parties, evidenced by initialing said exhibit.
Exhibit “A” — Legal Description of the Land (See Attached)

EXHIBIT A
LEGAL DESCRIPTION OF THE LAND
Lots 9, 10, 11 and 12, in Block 29 of Fisher’s First Subdivision of Alton Beach, a subdivision of Miami-Dade County, Florida, according to the Plat thereof duly recorded upon the Public records of Miami-Dade County, Florida in Plat Book 2, page 77 thereof;
Also that tract of land shown on plat of Fisher’s First Subdivision of Alton Beach, according to the Plat thereof recorded in Plat Book 2, page 77, Public Records of Miami-Dade County, Florida, described as follows:
Begin at the Southeast corner of Lot 9 in Block 29 as shown on plat of Fisher’s First Subdivision of Alton Beach, according to the Plat thereof recorded in Plat Book 2, page 77, Public Records of Miami-Dade County, Florida; thence run in a Northerly direction along the Easterly line of said Block 29 of the aforesaid plat and the Northerly extension thereof a distance of 136.896 feet, more or less, to the point of intersection of the center line of 17th Street; thence run Easterly along the center line of 17th Street; extended, a distance of 204.17 feet, more or less, to the point of intersection of said center line of 17th Street extended Easterly to the Erosion Control Line of the Atlantic Ocean, said Line recorded in Plat Book 105, page 62, Public Records of Miami-Dade County, Florida, thence run Southerly along the said Erosion Control Line, a distance of 137.465 feet to the intersection of the extension Easterly of the southerly Line of referenced Lot 9, thence run Westerly along the Easterly extension of Lot 9, a distance of 200.96 feet, more or less, to the Point of Beginning.
Less and except, however, that certain portion of such land as was appropriated and taken by the City of Miami Beach, Florida, in that certain eminent domain or condemnation proceeding a final judgment for which was recorded in Deed Book 3106, page 96, which covers that portion of the premises lying northerly of the northerly line of said Block 29 extended easterly to the Erosion Control Line recorded in Plat Book 105, page 62 of the Public Records of Miami-Dade County, Florida.

Exhibit D-2
See attached

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (“Agreement”) is entered into as of August  _____, 2009 (the “Effective Date”) by and between WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as Agent, having an address at 301 South College Street, NC0172, Charlotte, North Carolina 28288 (together with its participants, successors and assigns, collectively, “Mortgagee”), and SC MADISON LLC, a Delaware limited liability company, having an address at c/o China Grill Management, Inc., 420 Lincoln Road, Suite 448, Miami Beach, Florida 33139 (hereinafter, collectively “Tenant”), with reference to the following facts:
A. Morgans Holdings LLC, a Delaware limited liability company, whose address is c/o Morgans Hotel Group LLC, 475 Tenth Avenue, 11 Floor, New York, New York 10018 (“Landlord”) owns fee simple title in the real property described in Exhibit “A” attached hereto (the “Property”).
B. Mortgagee has made or intends to make loans and extend other credit to Landlord (collectively, the “Loan”) pursuant to that certain Credit Agreement dated as of October 6, 2006, as amended by First Amendment to Credit Agreement dated as of November 10, 2006, Second Amendment to Credit Agreement dated as of January 8, 2007, Third Amendment to Credit Agreement dated as of October 10, 2007, Fourth Amendment to Credit Agreement dated as of January 16, 2008 and Fifth Amendment to Credit Agreement; and Waiver Agreement dated as of the date hereof among Landlord, Mortgagee and other parties (as the same may be further amended, restated, supplemented, or otherwise modified from time to time being hereinafter referred to as the “Credit Agreement”).
C. The Loan is secured by that certain Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing dated as of the date hereof between Landlord and Mortgagee, recorded or to be recorded in the Office of the City Register, New York County, New York (as amended, restated, supplemented, or otherwise modified from time to time, the “Security Instrument”), encumbering the Property.
D. Pursuant to that certain Amended and Restated Lease dated effective as of January 1, 2000, between Landlord as “Landlord” thereunder and Tenant as “Tenant” thereunder, as amended by that certain lease extension letter dated January 15, 2007 by Tenant to Landlord (together, the “Lease”), Landlord demised to Tenant that portion of the Property which relates to food and beverage services including all restaurant and bar facilities, as well as a right of access necessary to provide room services to hotel guests, together with all furniture, fixtures and equipment thereon (the “Leased Premises”).
E. Tenant and Mortgagee desire to agree upon the relative priorities of their interests in the Property and their rights and obligations if certain events occur.

NOW, THEREFORE, for good and sufficient consideration, Tenant and Mortgagee agree:
1. Definitions. The following terms shall have the following meanings for purposes of this Agreement.
a. Former Landlord. A “Former Landlord” means Landlord and any other party that was landlord under the Lease at any time before the occurrence of any attornment under this Agreement.
b. Rent. The “Rent” means any fixed rent, base rent or additional rent under the Lease.
c. Successor Landlord. A “Successor Landlord” means any party that becomes owner of the Property as the result of (i) foreclosure under the Security Instrument; (ii) any other exercise by Mortgagee of rights and remedies (whether under the Security Instrument or under applicable law, including bankruptcy law) as holder of the Loan and/or the Security Instrument, as a result of which a Successor Landlord becomes owner of the Property; or (iii) delivery by Landlord to Mortgagee (or its designee or nominee) of a deed or other conveyance of Landlord’s interest in the Property in lieu of any of the foregoing.
d. Other Capitalized Terms. If any capitalized term is used in this Agreement and no separate definition is contained in this Agreement, then such term shall have the same respective definition as set forth in the Lease.
2. Subordination. The Lease, as the same may hereafter be modified, amended or extended, shall be, and shall at all times remain, subject and subordinate to the Security Instrument and to all renewals, modifications, consolidations, replacements, and extensions thereof.
3. Attornment.
a. Upon Successor Landlord’s request after taking title to the Property (i) Tenant shall recognize and attorn to Successor Landlord as Tenant’s landlord under the Lease unless Successor Landlord shall elect to terminate the Lease and the rights of Tenant to the possession of the Leased Premises.
b. The provisions of this Article 3 shall be effective and self-operative without any need for Successor Landlord or Tenant to execute any further documents. Tenant and Successor Landlord shall, however, confirm the provisions of this Article 3 in writing upon request by either of them within twenty (20) days of such request.
4. Non-Disturbance. So long as Tenant is not in default under the Lease (subject at all times to Tenant’s right to notice and opportunity to cure as provided by the Lease):
a. Mortgagee agrees not to name Tenant or join Tenant as a party defendant in any action or proceeding which may be instituted by Mortgagee to foreclose the Security Instrument or otherwise exercise its rights therein;
b. Mortgagee agrees not to evict Tenant from the Leased Premises; and
c. Mortgagee agrees not to disturb or otherwise affect Tenant’s possession of the Leased Premises in the exercise of any of its rights under the Security Instrument or any note secured thereby and any sale of the Property pursuant to the exercise of any rights and remedies under the Security Instrument or otherwise shall be made subject to Tenant’s right of possession of the Leased Premises under the Lease.

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5. Protection of Successor Landlord. Notwithstanding anything to the contrary in the Lease or the Security Instrument, Successor Landlord shall not (i) be obligated to repair, replace, or restore the Property or the Leased Premises in the event of damage or destruction, beyond such repair, replacement, or restoration as can be reasonably accomplished from the net proceeds of insurance actually received by or made available to such Successor Landlord; (ii) be responsible for any previous act or omission of the Former Landlord or for the return of any security deposit unless actually received; (iii) be subject to any liability or offset accruing to Tenant against the Former Landlord; (iv) be bound by any previous modification or extension of this Lease unless previously consented to by Successor Landlord; or (v) be bound by any previous prepayment of more than one month’s rent or other charge (except for the prepayment by Tenant of any Taxes that may be required pursuant to Article 10 of the Lease). Tenant waives the provisions of any statute or rule of law now or hereafter in effect which may give or purport to give Tenant any right of election to terminate the Lease or to surrender possession of the Leased Premises in the event of any foreclosure proceeding brought by Mortgagee and agrees that unless and until Mortgagee or any Successor Landlord shall elect to terminate the Lease and to extinguish the leasehold estate of Tenant under the Lease, the Lease shall not be affected in any way whatsoever by any such proceeding.
6. Cooperation Regarding Licenses. Tenant agrees to maintain in full force and effect for the benefit of Landlord and Successor Landlord all alcoholic beverage licenses issued by the New York State Liquor Authority and such other licenses, permits or authorizations that are required for the sale of alcoholic beverages at the Property by Tenant (collectively, the “Liquor Licenses”). Upon any termination of the Lease, Tenant agrees to (a) fully cooperate and take any action permitted by law required to transfer any one or more of the Liquor Licenses to Mortgagee’s designee and (b) continue to maintain each of the Liquor Licenses for the benefit of Successor Landlord to the extent permitted by law until Tenant receives written notice from Successor Landlord that the Liquor Licenses have been assigned or Mortgagee’s designee has been issued its own alcoholic beverage licenses in connection with the Premises.
7. Miscellaneous.
a. Tenant hereby covenants and agrees that it will not change or alter the economic terms or any other terms, covenants, conditions and agreements of the Lease without the prior written consent of Mortgagee. No amendment or modification of the Lease shall become effective without Mortgagee’s prior written consent.
b. Tenant hereby covenants and agrees that it will not mortgage or grant any other lien on its leasehold estate without the prior written consent of Mortgagee. No such mortgage or lien on Tenant’s leasehold estate shall become effective without Mortgagee’s prior written consent.
c. Landlord shall be solely liable to Tenant for all fees, reimbursements, indemnifications and charges of any kind or nature accruing to Tenant under the Lease, if any, or at law or in equity with respect to the leasing, occupancy and operation of the Property. Mortgagee shall in no event or under any circumstances be responsible for any termination payments or fees, or other charges, indemnifications, reimbursements or other payments to or claims of Tenant whatsoever.

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d. Notices. Any notice or request given or demand made under this Agreement by one party to the other shall be in writing, and may be given or be served by hand delivered personal service, or by depositing the same with a reliable overnight courier service or by deposit in the United States mail, postpaid, registered or certified mail, and addressed to the party to be notified, with return receipt requested or by telefax transmission, with the original machine-generated transmit confirmation report as evidence of transmission. Notice deposited in the mail in the manner hereinabove described shall be effective from and after the expiration of three (3) days after it is so deposited; however, delivery by overnight courier service shall be deemed effective on the next succeeding business day after it is so deposited and notice by personal service or telefax transmission shall be deemed effective when delivered to its addressee or within two (2) hours after its transmission unless given after 3:00 p.m. on a business day, in which case it shall be deemed effective at 9:00 a.m. on the next business day. For purposes of notice, the addresses and telefax number of the parties shall, until changed as herein provided, be as follows:

i.	If to the Mortgagee, at:

Wachovia Bank, National Association, as Agent
One Wachovia Center
301 South College Street
Mail Code: NC 0172
Charlotte, North Carolina 28288-0166

Attn: Anand J. Jobanputra
Telephone: (704) 383-4013
Telecopy: (704) 383-6205

ii.	If to the Tenant, at:

c/o China Grill Management, Inc. 420 Lincoln Road, Suite 448 Miami Beach, Florida 33139 Telephone: Telecopy:
e. Successors and Assigns. This Agreement shall bind and benefit the parties, their successors and assigns, any Successor Landlord, and its successors and assigns.
f. Entire Agreement. This Agreement constitutes the entire agreement between Mortgagee and Tenant regarding the subordination of the Lease to the Security Instrument and the rights and obligations of Tenant and Mortgagee as to the subject matter of this Agreement.

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g. Interaction with Lease and with Security Instrument. If this Agreement conflicts with the Lease, then this Agreement shall govern as between the parties and any Successor Landlord, including upon any attornment pursuant to this Agreement. This Agreement supersedes, and constitutes full compliance with, any provisions in the Lease that provide for subordination of the Lease to, or for delivery of nondisturbance agreements by the holder of the Security Instrument.
h. Mortgagee’s Rights and Obligations. Except as expressly provided for in this Agreement, Mortgagee shall have no obligations to Tenant with respect to the Lease. If an attornment occurs pursuant to this Agreement, then all rights and obligations of Mortgagee under this Agreement shall terminate, without thereby affecting in any way the rights and obligations of Successor Landlord provided for in this Agreement.
i. Interpretation; Governing Law. The interpretation, validity and enforcement of this Agreement shall be governed by and construed under the internal laws of the State in which the Leased Premises are located, excluding such State’s principles of conflict of laws.
j. Amendments. This Agreement may be amended, discharged or terminated, or any of its provisions waived, only by a written instrument executed by the party to be charged.
k. Due Authorization. Tenant represents to Mortgagee that it has full authority to enter into this Agreement, which has been duly authorized by all necessary actions. Mortgagee represents to Tenant that it has full authority to enter into this Agreement, which has been duly authorized by all necessary actions.
l. Execution. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.
[SIGNATURES FOLLOW ON NEXT PAGE]

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IN WITNESS WHEREOF, the Mortgagee and Tenant have caused this Agreement to be executed as of the date first above written.

MORTGAGEE:

WACHOVIA BANK, NATIONAL ASSOCIATION, AS AGENT

By:

Name:
Title:
[SIGNATURES CONTINUE ON NEXT PAGE]

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TENANT:

SC MADISON LLC

By:

Name:

Title:

LANDLORD’S CONSENT
Landlord consents and agrees to the foregoing Agreement, which was entered into at Landlord’s request. The foregoing Agreement shall not alter, waive or diminish any of Landlord’s obligations under the Security Instrument or the Lease. The above Agreement discharges any obligations of Mortgagee under the Security Instrument and related loan documents to enter into a nondisturbance agreement with Tenant. Landlord is not a party to the above Agreement.

LANDLORD:

MORGANS HOLDINGS LLC

By:	Morgans Group LLC, its Managing Member

	By:	Morgans Hotel Group Co., its Managing Member

By:

			Name:	Richard Szymanski
			Title:	Chief Financial Officer and Secretary

MORTGAGEE’S ACKNOWLEDGMENT

STATE OF NORTH CAROLINA	)
	)	ss.
COUNTY OF MECKLENBURG	)
On the  _____  day of                      in the year 2009 before me, the undersigned, a Notary Public in and for said state, personally appeared                     , proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
My commission expires:

(SEAL)
Signature of Notary Public

TENANT’S ACKNOWLEDGMENT

STATE OF NEW YORK	)
	)	ss.
COUNTY OF NEW YORK	)
On the  _____  day of                      in the year 2009 before me, the undersigned, a Notary Public in and for said state, personally appeared                     , proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
My commission expires:

(SEAL)
Signature of Notary Public

LIST OF EXHIBITS
If any exhibit is not attached hereto at the time of execution of this Agreement, it may thereafter be attached by written agreement of the parties, evidenced by initialing said exhibit.
Exhibit “A” — Legal Description of the Land (See Attached)

EXHIBIT A
LEGAL DESCRIPTION OF THE LAND
ALL THAT CERTAIN plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, City, County and State of New York, bounded and described as follows:
BEGINNING at a point on the easterly side of Madison Avenue distant 49 feet northerly from the corner formed by the intersection of the easterly side of Madison Avenue and the northerly side of 37th Street;
THENCE easterly parallel with the northerly side of 37th Street and part of the way through a party wall 100 feet;
THENCE northerly parallel with the easterly side of Madison Avenue 49 feet 9 inches to the center line of the block between 37th and 38th Streets;
THENCE westerly along said center line of the block and parallel with 37th Street 100 feet to the easterly side of Madison Avenue;
THENCE southerly along the easterly side of Madison Avenue 49 feet 9 inches to the point or place of BEGINNING.
For information only: Said premises are known as 237-239 Madison Avenue, New York, New York and designated as Section 3 Block 867 Lot 20 as shown on the Tax Map of the City of New York, County of New York.

Exhibit E
TENANT ESTOPPEL CERTIFICATE

To:	Wachovia Bank, National Association,
and its successors and assigns (“Lender”)
301 South College Street, NC0172
Charlotte, North Carolina 28288
Attn: Anand J. Jobanputra
Telephone: (704) 383-4013
Telecopy: (704) 383-6205

Landlord:		(“Landlord”)

,

Property Address:

(the “Property”)

Premises at Property:	(the “Premises”)

The undersigned tenant (the “Tenant”) acknowledges that Lender has made or intends to make loans and extend other credit to Landlord (collectively, the “Loan”) and that the Loan will be secured by the Property. Tenant hereby certifies to Lender as follows:
(1) Tenant is a tenant at the Property under a lease dated                                          for the Premises and that lease has not been canceled, modified, assigned, extended or amended except as follows:                                          (collectively the “Lease”). The Lease represents the entire agreement between the parties thereto as to the leasing and occupancy of the Premises, and there are no other agreements or side letters in force or effect between the Landlord and Tenant with regard to the Premises or any other space at the Property.
(2) All base rent, rent escalations and additional rent under the Lease has been paid through                                         , 200_____. Tenant has commenced payment of rent for all space subject to the Lease, and Tenant is not entitled to any free rent, rent concessions, credits, offsets, deductions or abatements of rent. There is no prepaid rent, except for the current month, and the amount of security deposit is $  _____. The security deposit is ☐ cash or ☐ a letter of credit.
(3) Base rent is currently payable in the amount of $                     month, and Tenant is currently making estimated payments for operating expenses and taxes in the amount of $                     per month. Tenant’s base year for payment of operating expenses is  _____, and Tenant’s base year for payment of taxes is                     .
(4) All requirements for the commencement of the Lease have been satisfied. The term of the Lease commenced on                                         .
(5) The term of the Lease expires on                     , and Tenant has the following rights or options of first offer, first refusal, renewal, expansion, contraction and/or termination:                                          [if none, state “none”]. There shall be no brokerage commissions or fees due in connection with the exercise of any Tenant rights or options of first offer, first refusal, renewal or expansion.
(6) (a) The Lease is in full force and effect; (b) neither the Landlord, nor the Tenant is in default under the Lease, and the Lease is free from any event which could become a default under the Lease, whether by the giving of notice or the passage of time; and (c) Tenant has no claims against the Landlord or offsets or defenses against the payment of rent or additional rent or any other obligations of Tenant under the Lease.

(7) All conditions to be performed by Landlord pursuant to the Lease have been satisfied in accordance with the Lease, including the completion of and payment for any leasehold improvements or other work to be performed by Landlord. Tenant has unconditionally accepted all leasehold improvements and any other work. Tenant is not entitled to receive any payments or credits on account of leasehold improvements, and all obligations of Landlord to provide to Tenant any cost reimbursements, allowances, credits or tenant concession of any kind have been paid or satisfied in full, including in connection with the Premises and any expansion space.
(8) The Tenant has accepted full possession and taken occupancy of, and is conducting business in, the entire Premises, and Tenant has not assigned the Lease or sublet any part of the Premises and does not hold the Premises under an assignment or sublease, except:                                         .
(9) The Tenant has not received notice and is not aware of any prior transfer, assignment, hypothecation or pledge by Landlord of any of Landlord’s interest in the Lease, except to Lender.
(10) The Tenant has no rights or options to purchase all or any part of the Property.
(11) The Tenant is not insolvent or bankrupt and is not contemplating seeking relief under any insolvency or bankruptcy statutes. There are no actions, voluntary or otherwise, pending or, to the best knowledge of Tenant, threatened against Tenant under the bankruptcy, reorganization, moratorium or similar laws of the United States, any state thereof or any other jurisdiction.
(12) Tenant has not introduced, kept or used any hazardous or toxic substances or materials on the Property, except as the same may be in standard office products maintained in the Premises in reasonable quantities and in compliance with all laws.
(13) The individual executing this Tenant Estoppel Certificate is authorized and empowered to do so on behalf of Tenant and to bind Tenant to the terms hereof.
(14) Tenant acknowledges that this Tenant Estoppel Certificate shall inure to the benefit of, and is being relied upon by, Lender and its successors, assigns, and representatives, and shall be binding upon Tenant, and its successors, assigns and representatives.
Executed this  _____  day of                                         , 200_____.

By:

Title: